    As filed with the Securities and Exchange Commission on April 21, 2004
                                                          File No. 033-87864

-------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------


                       POST-EFFECTIVE AMENDMENT NO. 18


                       TO FORM S-3 REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933
                              --------------------
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                            ("AIG SUNAMERICA LIFE")
             (Exact name of registrant as specified in its charter)

California            6311                           86-0198983
(State or other       (Primary Standard              (I.R.S. Employer
jurisdiction of       Industrial Classification      Identification No.)
incorporation or      Number)
organization)



                              1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
                                 (310) 772-6000
               (Address, including zip code, and telephone number,
                      including area code, or registrant's
                          principal executive offices)


                           CHRISTINE A. NIXON, ESQ.
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
                                 (310) 772-6000
 (Name, address, including zip code, and telephone number, including area code of agent for service)
                             ----------------------

        Approximate date of commencement of proposed dale to the public: As soon after the effective date of this Registration Statement as is practicable.

        If the only securities being registered on this form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

        If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

        If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ______________

        If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ______________

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                             ----------------------

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), shall determine.


        Registrant is filing this Post-Effective Amendment No. 18 to make certain changes to the Registration Statement. Pursuant to oral permission to do so provided by Assistant Director William Kotapish to AIG SunAmerica Life Assurance Company, this Registration Statement contains multiple prospectuses with the substantially similar MVA feature. The Registrant does not intend for this Post-Effective Amendment No. 18 to delete from the Registration Statement, any document included in the Registration Statement but not filed herein, including any currently effective Prospectus or supplement thereto.

                                 [POLARIS LOGO]

                                   PROSPECTUS

                                  MAY 3, 2004



Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 AIG SUNAMERICA LIFE ASSURANCE COMPANY
important information about the                   in connection with
Polaris Variable Annuity.                     VARIABLE SEPARATE ACCOUNT
                                              The annuity has several investment choices - fixed account
To learn more about the annuity               options if available and Variable Portfolios. The fixed
offered by this prospectus, you can           account options are funded through the general account of
obtain a copy of the Statement of             AIG SunAmerica Life Assurance Company ("AIG SunAmerica
Additional Information ("SAI") dated          Life"). The Variable Portfolios are part of the Anchor
May 3, 2004. The SAI has been filed           Series Trust ("AST"), American Funds Insurance Series
with the Securities and Exchange              ("AFIS"), SunAmerica Series Trust ("SAST"), Lord Abbett
Commission ("SEC") and is                     Series Fund Inc. ("LASF") and Van Kampen Life Investment
incorporated by reference into this           Trust ("VKT").
prospectus. The Table of Contents of
the SAI appears in page 22 of this            STOCKS
prospectus. For a free copy of the                MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
SAI, call us at (800) 445-SUN2 or                   - Aggressive Growth Portfolio                     SAST
write to us at our Annuity Service                  - Blue Chip Growth Portfolio                      SAST
Center, P.O. Box 54299, Los Angeles,                - "Dogs" of Wall Street Portfolio*                SAST
California 90054-0299.                              - Growth Opportunities Portfolio                  SAST
                                                  MANAGED BY ALLIANCEBERNSTEIN
In addition, the SEC maintains a                    - Small & Mid Cap Value Portfolio                 SAST
website (http://www.sec.gov) that                 MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
contains the SAI, materials                         - Alliance Growth Portfolio                       SAST
incorporated by reference and other                 - Global Equities Portfolio                       SAST
information filed electronically with               - Growth-Income Portfolio                         SAST
the SEC by AIG SunAmerica Life                    MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
Assurance Company.                                  - American Funds Global Growth Portfolio          AFIS
                                                    - American Funds Growth Portfolio                 AFIS
ANNUITIES INVOLVE RISKS, INCLUDING                  - American Funds Growth-Income Portfolio          AFIS
POSSIBLE LOSS OF PRINCIPAL, AND ARE               MANAGED BY DAVIS ADVISORS
NOT A DEPOSIT OR OBLIGATION OF, OR                  - Davis Venture Value Portfolio                   SAST
GUARANTEED OR ENDORSED BY, ANY BANK.                - Real Estate Portfolio                           SAST
THEY ARE NOT FEDERALLY INSURED BY THE             MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY
FEDERAL DEPOSIT INSURANCE                           - Federated American Leaders Portfolio*           SAST
CORPORATION, THE FEDERAL RESERVE                    - Telecom Utility Portfolio                       SAST
BOARD OR ANY OTHER AGENCY.                        MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.
                                                    - Goldman Sachs Research Portfolio                SAST
                                                  MANAGED BY LORD, ABBETT & CO.
                                                    - Lord Abbett Growth and Income Portfolio         LASF
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Massachusetts Investors Trust Portfolio     SAST
                                                    - MFS Mid-Cap Growth Portfolio                    SAST
                                                  MANAGED BY PUTNAM INVESTMENT MANAGEMENT LLC.
                                                    - Emerging Markets Portfolio                      SAST
                                                    - International Growth and Income Portfolio       SAST
                                                    - Putnam Growth: Voyager Portfolio                SAST
                                                  MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
                                                    - Foreign Value Portfolio                         SAST
                                                  MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT
                                                    - International Diversified Equities Portfolio    SAST
                                                    - Technology Portfolio                            SAST
                                                    - Van Kampen LIT Comstock Portfolio*               VKT
                                                    - Van Kampen LIT Growth and Income Portfolio       VKT
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Capital Appreciation Portfolio                   AST
                                                    - Growth Portfolio                                 AST
                                                    - Natural Resources Portfolio                      AST
                                              BALANCED:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - SunAmerica Balanced Portfolio                   SAST
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Total Return Portfolio                      SAST
                                                  MANAGED BY WM ADVISORS, INC.
                                                    - Asset Allocation Portfolio                       AST
                                              BONDS:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - High Yield Bond Portfolio                       SAST
                                                  MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY
                                                    - Corporate Bond Portfolio                        SAST
                                                  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                                                    - Global Bond Portfolio                           SAST
                                                  MANAGED BY VAN KAMPEN
                                                    - Worldwide High Income Portfolio                 SAST
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Government & Quality Bond Portfolio              AST
                                              CASH:
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                    - Cash Management Portfolio                       SAST
                                              * "Dogs" of Wall Street Portfolio is an equity fund seeking total return; Federated American Leaders Portfolio is an
                                                equity fund seeking growth of capital and income; and Van
                                                Kampen LIT Comstock Portfolio is an equity fund seeking
                                                capital growth and income.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
                        ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

----------------------------------------------------------------
----------------------------------------------------------------
                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
----------------------------------------------------------------
----------------------------------------------------------------


AIG SunAmerica Life's Annual Report on Form 10-K for the year ended December 31, 2003, is incorporated herein by reference.


All documents or reports filed by AIG SunAmerica Life under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus shall also be incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

AIG SunAmerica Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342.

AIG SunAmerica Life is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and its exhibits. For further information regarding the separate account, AIG SunAmerica Life and its general account, the Variable Portfolios and the contract, please refer to the registration statement and its exhibits.

The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by AIG SunAmerica Life.

AIG SunAmerica Life will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated herein by reference. Requests for these documents should be directed to AIG SunAmerica Life's Annuity Service Center, as follows:
       AIG SunAmerica Life Assurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       Telephone Number: (800) 445-SUN2

----------------------------------------------------------------
----------------------------------------------------------------
         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
----------------------------------------------------------------
----------------------------------------------------------------

If indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided AIG SunAmerica Life's officers, directors and controlling persons, the SEC has advised AIG SunAmerica Life that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for AIG SunAmerica Life's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of AIG SunAmerica Life in connection with the securities registered under this prospectus, AIG SunAmerica Life will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. AIG SunAmerica Life will be governed by final judgment of the issue. However, if in the opinion of AIG SunAmerica Life's counsel, this issue has been determined by controlling precedent, AIG SunAmerica Life need not submit the issue to a court for determination.

 ------------------------------------------------------------------
 ------------------------------------------------------------------
                         TABLE OF CONTENTS
 ------------------------------------------------------------------
 ------------------------------------------------------------------
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.............     2
 SECURITIES AND EXCHANGE COMMISSION POSITION ON
   INDEMNIFICATION...........................................     2
 GLOSSARY....................................................     3
 HIGHLIGHTS..................................................     4
 FEE TABLES..................................................     5
       Maximum Owner Transaction Expenses....................     5
       Contract Maintenance Fee..............................     5
       Separate Account Annual Expenses......................     5
       Portfolio Expenses....................................     5
 EXAMPLES....................................................     6
 THE POLARIS VARIABLE ANNUITY................................     7
 PURCHASING A POLARIS VARIABLE ANNUITY.......................     7
       Allocation of Purchase Payments.......................     8
       Accumulation Units....................................     8
       Free Look.............................................     8
       Exchange Offers.......................................     8
 INVESTMENT OPTIONS..........................................     9
       Variable Portfolios...................................     9
           American Funds Insurance Series...................     9
           Anchor Series Trust...............................     9
           Lord Abbett Series Fund, Inc. ....................     9
           SunAmerica Series Trust...........................     9
           Van Kampen Life Investment Trust..................     9
       Fixed Account Options.................................    10
       Transfers During the Accumulation Phase...............    11
       Dollar Cost Averaging Program.........................    11
       Automatic Asset Allocation Rebalancing Program........    12
       Return Plus Program...................................    12
       Voting Rights.........................................    12
       Substitution..........................................    12
 ACCESS TO YOUR MONEY........................................    13
       Systematic Withdrawal Program.........................    13
       Nursing Home Waiver...................................    13
       Minimum Contract Value................................    14
 DEATH BENEFIT...............................................    14
 EXPENSES....................................................    14
       Separate Account Charges..............................    14
       Withdrawal Charges....................................    15
       Investment Charges....................................    15
       Contract Maintenance Fee..............................    15
       Transfer Fee..........................................    15
       Premium Tax...........................................    15
       Income Taxes..........................................    15
       Reduction or Elimination of Charges and Expenses, and
       Additional Amounts Credited...........................    16
 INCOME OPTIONS..............................................    16
       Annuity Date..........................................    16
       Income Options........................................    16
       Fixed or Variable Income Payments.....................    17
       Income Payments.......................................    17
       Transfers During the Income Phase.....................    17
       Deferment of Payments.................................    17
 TAXES.......................................................    17
       Annuity Contracts in General..........................    17
       Tax Treatment of Distributions -
           Non-Qualified Contracts...........................    18
       Tax Treatment of Distributions -
           Qualified Contracts...............................    18
       Minimum Distributions.................................    18
       Tax Treatment of Death Benefits.......................    19
       Contracts Owned by a Trust or Corporation.............    19
       Gifts, Pledges, and/or Assignments of a Contract......    19
       Diversification and Investor Control..................    19
 PERFORMANCE.................................................    20
 OTHER INFORMATION...........................................    20
       AIG SunAmerica Life...................................    20
       The Separate Account..................................    20
       The General Account...................................    20
       Payments in Connection with Distribution of the
       Contract..............................................    20
       Administration........................................    21
       Legal Proceedings.....................................    21
       Ownership.............................................    21
       Independent Accountants...............................    21
       Registration Statement................................    21
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL
   INFORMATION...............................................    22
 APPENDIX A -- CONDENSED FINANCIAL INFORMATION...............   A-1
 APPENDIX B -- MARKET VALUE ADJUSTMENT ("MVA")...............   B-1



 ------------------------------------------------------------------
 ------------------------------------------------------------------
                              GLOSSARY
 ------------------------------------------------------------------
 ------------------------------------------------------------------
 We  have  capitalized some  of the  technical  terms used  in this prospectus. To help  you understand these  terms, we have  defined them in this glossary.
 ACCUMULATION  PHASE - The period during  which you invest money in your contract.
 ACCUMULATION UNITS - A measurement  we use to calculate the  value of  the variable portion of  your contract during the Accumulation
 Phase.
 ANNUITANT(S) - The person(s) on whose life (lives) we base  income payments.
 ANNUITY  DATE - The date on which income payments are to begin, as selected by you.
 ANNUITY UNITS - A  measurement we use to  calculate the amount  of income  payments  you receive  from the  variable portion  of your contract during the Income Phase.
 BENEFICIARY - The person designated to receive any benefits  under the contract if you or the Annuitant dies.
 COMPANY - AIG SunAmerica Life Assurance Company, we, us or our,
 the insurer which issues this contract. Only "AIG SunAmerica Life"
 is a capitalized term in the prospectus.
 INCOME  PHASE - The period during which we make income payments to you.
 IRS - The Internal Revenue Service.
 LATEST ANNUITY DATE - Your 90th birthday.
 NON-QUALIFIED (CONTRACT)  - A  contract purchased  with  after-tax dollars.  In general,  these contracts  are not  under any pension plan, specially sponsored program or individual retirement account
 ("IRA").
 PURCHASE PAYMENTS - The money you give us to buy the contract,  as well as any additional money you give us to invest in the contract after you own it.
 QUALIFIED  (CONTRACT) - A contract  purchased with pretax dollars.
 These contracts  are generally  purchased  under a  pension  plan, specially sponsored program or IRA.
 TRUSTS  - Refers  to the  American Funds  Insurance Series, Anchor
 Series Trust,  Lord,  Abbett  Series Fund,  Inc.,  the  SunAmerica
 Series   Trust   and  the   Van   Kampen  Life   Investment  Trust
 collectively.
 VARIABLE PORTFOLIO(S) - The variable investment options  available under the contract. Each Variable Portfolio has its own investment objective  and is  invested in  the underlying  investments of the
 American Funds Insurance Series, Anchor Series Trust, Lord, Abbett
 Series Fund, Inc., the SunAmerica  Series Trust or the Van  Kampen
 Life Investment Trust.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Polaris Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A POLARIS VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 ($30 in North Dakota and Utah) contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges no longer apply to that portion of the Purchase Payments. Please see the FEE TABLE, PURCHASING A POLARIS VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial advisor or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: (800) 445-SUN2.

AIG SUNAMERICA LIFE OFFERS SEVERAL VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY OFFER DIFFERENT FEATURES AND BENEFITS AND CORRESPONDINGLY DIFFERENT FEES AND CHARGES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.


MAXIMUM OWNER TRANSACTION EXPENSES


MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)(1)......7%


TRANSFER FEE..........  No charge for the first 15 transfers each contract year; thereafter, the fee is $25
                        ($10 in Pennsylvania and Texas) per
                        transfer

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING PORTFOLIO FEES AND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE
$35 ($30 in North Dakota and Utah) waived if contract value $50,000 or more

SEPARATE ACCOUNT ANNUAL EXPENSES
(DEDUCTED DAILY AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSET VALUE)

    Mortality and Expense Risk Fees.......................  1.37%
    Distribution Expense Fee..............................  0.15%
                                                            -----
      TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES..............  1.52%
                                                            =====


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE TRUSTS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


                               PORTFOLIO EXPENSES


         TOTAL ANNUAL UNDERLYING PORTFOLIO EXPENSES           MINIMUM   MAXIMUM
         ------------------------------------------           -------   -------
(expenses that are deducted from underlying portfolios of
the Trusts, including management fees, other expenses and
12b-1 fees, if applicable)..................................   0.54%     1.86%



FOOTNOTE TO FEE TABLES:



(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 7 years as follows

YEARS:......................................................   1     2     3     4     5     6     7     8
                                                               7%    6%    5%    4%    3%    2%    1%    0%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fee, separate account annual expenses and fees and expenses of the underlying portfolios of the Trusts.

The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.52% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 1.86%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,046   $1,533    $2,084     $3,712
-------------------------------------
-------------------------------------



(2) If you annuitize your contract at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $341    $1,039    $1,760     $3,667
-------------------------------------
-------------------------------------



(3) If you do not surrender your contract:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $346    $1,053    $1,784     $3,712
-------------------------------------
-------------------------------------


MINIMUM EXPENSE EXAMPLES

(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL CHARGES OF 1.52% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.54%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $914    $1,161    $1,434     $2,441
-------------------------------------
-------------------------------------



(2) If you annuitize your contract at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $209     $646     $1,108     $2,390
-------------------------------------
-------------------------------------



(3) If you do not surrender your contract:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $214     $661     $1,134     $2,441
-------------------------------------
-------------------------------------


EXPLANATION OF FEE TABLES AND EXAMPLES


1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The tables represent both fees at the separate account (contract level) as well as total annual underlying portfolio operating expenses. We converted the contract maintenance charge to a percentage (0.05%). The actual impact of the administration charge may differ from this percentage and may be waived for contract values over $50,000. Additional information on the portfolio company fees can be found in the accompanying Trust prospectuses.


2. In addition to the stated assumptions, the Examples also assume Separate Account charges as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.

3. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   CONDENSED FINANCIAL INFORMATION APPEARS IN APPENDIX A OF THIS PROSPECTUS.

----------------------------------------------------------------
----------------------------------------------------------------
                          THE POLARIS VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making income payments to you out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.


Fixed account options earn interest at a rate set and guaranteed by AIG SunAmerica Life. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.


For more information on investment options available under this contract SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

AIG SunAmerica Life issues the Polaris Variable Annuity. When you purchase a Polaris Variable Annuity, a contract exists between you and AIG SunAmerica Life. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. AIG SunAmerica Life is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.
----------------------------------------------------------------
----------------------------------------------------------------
                     PURCHASING A POLARIS VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

The Polaris Variable Annuity contract is no longer available for sale.

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

-----------------------------------------------------------
                                              Minimum
                       Minimum Initial       Subsequent
                       Purchase Payment   Purchase Payment
-----------------------------------------------------------
      Qualified             $2,000              $250
-----------------------------------------------------------
    Non-Qualified           $5,000              $500
-----------------------------------------------------------


We reserve the right to require company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by AIG SunAmerica Life and First SunAmerica Life Insurance Company, an affiliate of AIG SunAmerica Life, to the same owner to exceed these limits may also be subject to company pre-approval. We reserve the right to change the amount at which pre-approval is required, at any time.



Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $20.


In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone age 80 or older on the contract issue date.


We allow spouses to jointly own the contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefit.



You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. WE RESERVE THE RIGHT TO NOT RECOGNIZE ASSIGNMENTS IF IT CHANGES THE RISK PROFILE OF THE OWNER OF THE CONTRACT, AS DETERMINED IN OUR SOLE DISCRETION. Please see the Statement of Additional Information for details on the tax consequences of an assignment.


ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. SEE INVESTMENT OPTIONS BELOW.

In order to issue your contract, we must receive your completed application, and/or Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will send your money back to you; or ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before 1 p.m. Pacific Standard Time ("PST"), or on the next business day's unit value if we receive your money after 1 p.m. PST. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2252.52 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.

EXCHANGE OFFERS

From time to time, we may offer to allow you to exchange an older variable annuity issued by AIG SunAmerica Life or one of its affiliates, for a newer product with more current features and benefits, also issued by AIG SunAmerica Life or one of its affiliates. Such an Exchange Offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such Exchange Offer at the time the offer is made.

----------------------------------------------------------------
----------------------------------------------------------------
                               INVESTMENT OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in shares of the following trusts: American Funds Insurance Series, Anchor Series Trust, Lord Abbett Series Fund, Inc., SunAmerica Series Trust and Van Kampen Life Investment Trust (the "Trusts"). Additional Trusts and/or Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts. Other Variable Portfolios may be available to you. Please refer to your contract for additional information.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by AIG SunAmerica Life, and other affiliated/unaffiliated insurance companies. Neither AIG SunAmerica Life nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. Each Trust's adviser monitors its Trust for potential conflicts.

The Variable Portfolios along with their respective subadvisers are listed below:


     AMERICAN FUNDS INSURANCE SERIES - CLASS 2


Capital Research and Management Company provides investment advice for the American Funds Insurance Series ("AFIS") portfolios. American Funds Insurance Series contains investment portfolios in addition to those listed here that are not available for investment under this contract.


     ANCHOR SERIES TRUST - CLASS 1


Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust Portfolios. Anchor Series Trust ("AST") contains investment portfolios in addition to those listed below which are not available for investment under this contract.


     LORD ABBETT SERIES FUND, INC. - LA CLASS VC


Lord, Abbett & Co. provides investment advice for the Lord Abbett Series Fund, Inc. portfolios. Lord Abbett Series Fund, Inc. ("LASF") contains investment portfolios in addition to those listed below that are not available for investment under this contract.


     SUNAMERICA SERIES TRUST - CLASS 1


Various subadvisers provide investment advice for the SunAmerica Series Trust Portfolios. SunAmerica Series Trust ("SAST") contains investment portfolios in addition to those listed below which are not available for investment under this contract.


     VAN KAMPEN LIFE INVESTMENT TRUST - CLASS II


Van Kampen Asset Management Inc. provides investment advice for the Van Kampen Life Investment Trust ("VKT") portfolios. Van Kampen Life Investment Trust has investment portfolios in addition to those listed here which are not available for investment under the contract.

STOCKS:

  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
    - Aggressive Growth Portfolio                                           SAST
    - Blue Chip Growth Portfolio                                            SAST

    - "Dogs" of Wall Street Portfolio**                                     SAST

    - Growth Opportunities Portfolio                                        SAST

  MANAGED BY ALLIANCEBERNSTEIN
    - Small & Mid Cap Value Portfolio*                                      SAST

  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
    - Alliance Growth Portfolio                                             SAST
    - Global Equities Portfolio                                             SAST
    - Growth-Income Portfolio                                               SAST

  MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
    - American Funds Global Growth Portfolio*                               AFIS
    - American Funds Growth Portfolio*                                      AFIS
    - American Funds Growth-Income Portfolio*                               AFIS


  MANAGED BY DAVIS ADVISORS

    - Davis Venture Value Portfolio                                         SAST
    - Real Estate Portfolio                                                 SAST


  MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY


    - Federated American Leaders Portfolio**                                SAST

    - Telecom Utility Portfolio                                             SAST

  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.
    - Goldman Sachs Research Portfolio                                      SAST

  MANAGED BY LORD, ABBETT & CO.
    - Lord Abbett Growth and Income Portfolio*                              LASF

  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
    - MFS Massachusetts Investors Trust Portfolio                           SAST
    - MFS Mid-Cap Growth Portfolio                                          SAST

  MANAGED BY PUTNAM INVESTMENT MANAGEMENT LLC
    - Emerging Markets Portfolio                                            SAST
    - International Growth and Income Portfolio                             SAST
    - Putnam Growth: Voyager Portfolio                                      SAST

  MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
    - Foreign Value Portfolio*                                              SAST


  MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT


    - International Diversified Equities Portfolio***  SAST


    - Technology Portfolio***                                               SAST


    - Van Kampen LIT Comstock Portfolio*/**                                  VKT

    - Van Kampen LIT Growth and Income Portfolio*  VKT

  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
    - Capital Appreciation Portfolio                                         AST
    - Growth Portfolio                                                       AST
    - Natural Resources Portfolio                                            AST

BALANCED:

  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
    - SunAmerica Balanced Portfolio                                         SAST

  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
    - MFS Total Return Portfolio                                            SAST

  MANAGED BY WM ADVISORS, INC.

    - Asset Allocation Portfolio                                             AST


BONDS:

  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
    - High Yield Bond Portfolio                                             SAST


  MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY

    - Corporate Bond Portfolio                                              SAST

  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
    - Global Bond Portfolio                                                 SAST

  MANAGED BY VAN KAMPEN
    - Worldwide High Income Portfolio                                       SAST

  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
    - Government & Quality Bond Portfolio                                    AST

CASH:

  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
    - Cash Management Portfolio                                             SAST


  * This Variable Portfolio is not available as of the date of this prospectus. Please check with your financial representative regarding the availability.



 ** "Dogs" of Wall Street Portfolio is an equity fund seeking total return;
    Federated American Leaders Portfolio is an equity fund seeking growth of capital and income; and Van Kampen LIT Comstock Portfolio is an equity fund seeking capital growth and income.



*** Morgan Stanley Investment Management, Inc., the subadviser for the
    International Diversified Equities Portfolio and Technology Portfolio, does business in certain instances using the name Van Kampen.


YOU SHOULD READ THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS


Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in our sole discretion and we reserve the right to change the FAGPs that we make available at any time, unless state law requires us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.


There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

     Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

     Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

     Renewal Rate: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.


When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact us within 30 days after the end of the current interest guarantee period and instruct us as to where you would like the money invested. We do not contact you. If we do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.



If available, you may systematically transfer interest in available FAGPs into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.



If you take money out of any available multi-year FAGP, before the end of the guarantee period, we make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA does not apply to any available one year fixed account. The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. APPENDIX B shows how we calculate and apply the MVA.



All FAGPs may not be available in all states. At any time that we are crediting the guaranteed minimum interest rate specified in your contract to the fixed accounts, we reserve the right to restrict transfers and Purchase Payments into the FAGPs. We may also offer the specific Dollar Cost Averaging Fixed Accounts ("DCAFA"). The rules, restrictions and operation of the DCAFAs may differ from the standard

FAGPs described above, please see DOLLAR COST AVERAGING below for more details.



TRANSFERS DURING THE ACCUMULATION PHASE



During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available fixed account options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well. We will process any transfer request as of the day we receive it in good order if the request is received before the New York Stock Exchange ("NYSE") closes, generally at 1:00 p.m. Pacific Time. If the transfer request is received after the close of the NYSE, the request will be processed on the next business day.



This product is not designed for professional organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These types of trading strategies can be disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors.



In connection with our efforts to control harmful trading, we may monitor your trading activity. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios and/or available fixed accounts reflect a potentially harmful trading strategy, we reserve the right to take action to protect other investors. Such action may include, but may not be limited to, restricting the way you can request transfers among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer capability in accordance with state and federal rules and regulations. We will notify you, in writing, if we determine in our sole discretion that we must terminate your transfer privileges. Some of the factors we may consider when determining our transfer policies and/or other transfer restrictions may include, but are not limited to:



     - the number of transfers made in a defined period;



     - the dollar amount of the transfer;



     - the total assets of the Variable Portfolio involved in the transfer;



     - the investment objectives of the particular Variable Portfolios involved in your transfers; and/or



     - whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.



Subject to our rules, restrictions and policies, you may request transfers of your account value between the Variable Portfolios and/or the available fixed account options by telephone or through AIG SunAmerica's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. We allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA or Asset Rebalancing programs do not count against your 15 free transfers per contract year.



All transfer request in excess of 15 transfers per contract year must be submitted in writing by United States Postal Service first-class mail ("U.S. Mail") until your next contract anniversary. Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. Transfer requests that are required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers for the U.S. Mail requirement.



We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.



For information regarding transfers during the Income Phase, see INCOME OPTIONS below.



We reserve the right to modify, suspend, waive or terminate this transfer provision at any time.



DOLLAR COST AVERAGING PROGRAM



The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or the 1-year fixed account option (source account) to any other Variable Portfolio you select. Fixed Account options are not available as target accounts for Dollar Cost Averaging. Transfers may occur on certain periodic schedules, such as monthly or weekly. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transfer regardless of the source account. There is no charge for participating in the DCA program.



The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

-------------------------------------------
                ACCUMULATION      UNITS
   QUARTER          UNIT        PURCHASED
-------------------------------------------
      1            $ 7.50          100
      2            $ 5.00          150
      3            $10.00           75
      4            $ 7.50          100
      5            $ 5.00          150
      6            $ 7.50          100
-------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

AUTOMATIC ASSET ALLOCATION REBALANCING PROGRAM


Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. There is no fee for participating in the Asset Rebalancing Program.


At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.


RETURN PLUS PROGRAM



The Return Plus Program, available if we are offering FAGPs, allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice. There is no fee for participating in the Return Plus Program.


We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

AIG SunAmerica Life is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.
----------------------------------------------------------------
----------------------------------------------------------------
                              ACCESS TO YOUR MONEY
----------------------------------------------------------------
----------------------------------------------------------------

You can access money in your contract in two ways:

     - by making a partial or total withdrawal; and/or
     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.


Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal. If you withdraw your entire contract value, we also deduct applicable premium taxes and a contract maintenance fee. SEE EXPENSES BELOW.


Your contract provides for a free withdrawal amount. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a withdrawal charge. HOWEVER, UPON A FUTURE FULL SURRENDER OF YOUR CONTRACT ANY PREVIOUS FREE WITHDRAWALS WOULD BE SUBJECT TO A SURRENDER CHARGE, IF ANY IS APPLICABLE AT THE TIME OF THE FULL SURRENDER.

Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn free of a withdrawal charge at any time.

After the first year, you may withdraw the greater of the following amounts free of a withdrawal charge (1) earnings in your contract as of the date you make the withdrawal; or (2) 10% of the Purchase Payments you invested for at least one year and not yet withdrawn, less any previous earnings withdrawals or Systematic Withdrawals that year.

Only your first withdrawal of the year is free. If you do not take the entire free amount available to you at that first withdrawal, you will forfeit the opportunity to withdraw that money free of the withdrawal charge for that year.

The portion of a free withdrawal which exceeds the sum of: (1) earnings in the contract and (2) Purchase Payments which are both no longer subject to the withdrawal charge schedule and not yet withdrawn is assumed to be a withdrawal against future earnings. Although amounts withdrawn free of a withdrawal charge under the 10% provision may reduce principal for purposes of calculating amounts available for future withdrawals of earnings, they do not reduce the amount you invested for purposes of calculating the withdrawal charge if you withdraw your entire contract value.

We calculate charges due on a total withdrawal on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.


Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100, after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed in account options in which your contract is invested. In the event that a pro rata partial withdrawal would cause the value of any Variable Portfolio or fixed account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.


Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge and/or market value adjustment on certain withdrawals prior to the Annuity Date

(not available in Texas). The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. Your contract prohibits use of this waiver during the first 90 days after you purchase your contract. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract.

In order to use this waiver, you must submit with your withdrawal request, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and
(3) a bill from the nursing home which shows that you met the 60 day confinement requirement.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

----------------------------------------------------------------
----------------------------------------------------------------
                                  DEATH BENEFIT
----------------------------------------------------------------
----------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary.

The death benefit is the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less withdrawals (and any fees or charges applicable to such withdrawals), compounded at a 4% annual growth rate until the date of death (3% growth rate if 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death (and any fees or charges applicable to such withdrawals); or

     3. the value of your contract on the seventh contract anniversary, plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals), since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death (and any fees or charges applicable to such withdrawals).

We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract at the then current value. If the Spousal Beneficiary continues the contract, we do not pay a death benefit to him or her.

If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

----------------------------------------------------------------
----------------------------------------------------------------
                                    EXPENSES
----------------------------------------------------------------
----------------------------------------------------------------

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

SEPARATE ACCOUNT CHARGES

The Company deducts a mortality and expense risk charge in the amount of 1.52% annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The Separate Account Charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including distribution, depending upon market conditions.


WITHDRAWAL CHARGES


The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ABOVE. If you take money out in excess of the free withdrawal amount, or upon a full surrender, you may incur a withdrawal charge.

We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 7 complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:


-------------------------------------------------------------------
           YEAR               1    2    3    4    5    6    7   8+
-------------------------------------------------------------------
     WITHDRAWAL CHARGE       7%   6%   5%   4%   3%   2%   1%   0%
-------------------------------------------------------------------


When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. Additionally, we will not assess a withdrawal charge when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

INVESTMENT CHARGES

  INVESTMENT MANAGEMENT FEES

Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Variable Portfolios. THE FEE TABLES ABOVE illustrate these charges and expenses. For more detailed information on these investment charges, refer to the accompanying prospectuses for the Trusts.

  12B-1 FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For SunAmerica Series Trust ("SAST"), under the distribution plan which is applicable to Class 1 and 2 shares, recaptured brokerage commissions will be used to make payments to AIG SunAmerica Capital Services, Inc., the SAST's Distributor, to pay for various distribution activities on behalf of the SAST Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

In addition, the 0.25% fee applicable to Class II shares of the Van Kampen Life Investment Trust, Class 2 shares of the American Funds Insurance Series is generally used to pay financial intermediaries for services provided over the life of your contract.

For more detailed information on these Investment Charges, refer to the prospectuses for the American Funds Insurance Series, Anchor Series Trust, Lord Abbett Series Fund, Inc., SunAmerica Series Trust, and Van Kampen Life Investment Trust.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we subtract a contract maintenance fee from your account once per year. This charge compensates us for the cost of contract administration. We deduct the $35 contract maintenance fee ($30 in North Dakota and Utah) from your account value on your contract anniversary. If you withdraw your entire contract value, we deduct the fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we will waive the charge. This waiver is subject to change without notice.

TRANSFER FEE

We generally permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year ($10 in Pennsylvania and Texas). SEE INVESTMENT OPTIONS ABOVE.

PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract ranging from 0% to 3.5%. We deduct from your contract these premium tax charges from your contract where applicable. Currently we deduct the charge for premium taxes when you take a full withdrawal or when you begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

AIG SunAmerica Life may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.
----------------------------------------------------------------
----------------------------------------------------------------
                                 INCOME OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before the Latest Annuity Date, which is your 90th birthday. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS

Currently, this Contract offers five standard income options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4. For income payments based on joint lives, we pay according to Option 3.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income options.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable. If income payments are fixed, AIG SunAmerica Life guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin, and in most states, if a Non-Qualified contract, your gender; and

     - the value of your contract in the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. See also ACCESS TO YOUR MONEY for a discussion of when payments from a Variable Portfolio may be suspended or postponed.

----------------------------------------------------------------
----------------------------------------------------------------

                                      TAXES

----------------------------------------------------------------
----------------------------------------------------------------


NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.



ANNUITY CONTRACTS IN GENERAL



The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.



If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.



If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-

Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.



TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS



If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or
(6) which are attributable to Purchase Payments made prior to August 14, 1982.



TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)



Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.



The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.



Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.



MINIMUM DISTRIBUTIONS



Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2 regardless of when you separate from service from the employer sponsoring the plan. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.



You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.



You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.



The IRS issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.



TAX TREATMENT OF DEATH BENEFITS



Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.



Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.



If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s)could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.



CONTRACTS OWNED BY A TRUST OR CORPORATION



A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.



GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT



If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.



The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.



DIVERSIFICATION AND INVESTOR CONTROL



The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.



The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.



These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.


----------------------------------------------------------------
----------------------------------------------------------------
                                   PERFORMANCE
----------------------------------------------------------------
----------------------------------------------------------------

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When we advertise performance for periods prior to the date the contracts were first issued, we derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the Variable Portfolio was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.


----------------------------------------------------------------

----------------------------------------------------------------
                                OTHER INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

AIG SUNAMERICA LIFE

AIG SunAmerica Life is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, AIG SunAmerica Life redomesticated under the laws of the state of Arizona.

AIG SunAmerica Life and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, AIG SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. (comprising six wholly-owned broker-dealers and two investment advisors), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, broker-dealer services and trust administration services.

THE SEPARATE ACCOUNT

AIG SunAmerica Life established Variable Separate Account ("separate account"), under Arizona law on January 1, 1996 when it assumed the separate account, originally established under California law on June 25, 1981. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

AIG SunAmerica Life owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by AIG SunAmerica Life. Income gains and losses (realized and unrealized) resulting from assets in the separate account are credited to or charged against the separate account without regard to other income gains or losses of AIG SunAmerica Life. Assets in the separate account are not guaranteed by AIG SunAmerica Life.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into AIG SunAmerica Life's general account. The general account consists of all of AIG SunAmerica Life's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any AIG SunAmerica Life contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.


PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT



  PAYMENTS TO BROKER-DEALERS



Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission, only, that may be up to a maximum 7% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.



We (or our affiliates) may pay broker-dealers or permitted third parties cash or non-cash compensation, including reimbursement of expenses incurred in connection with the sale of these contracts. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management or longevity of assets invested with us. For example, we may pay additional amounts in connection with contracts that remain invested with us for a particular period of time. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. Promotional incentives may change at any time.



We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract. Certain compensation payments may increase our cost of doing business in a particular firm and may result in higher contractual fees and charges if you purchase your contract through such a firm. See EXPENSES above.



AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of AIG SunAmerica Life, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.



  PAYMENTS WE RECEIVE



In addition to amounts received pursuant to established 12b-1 Plans, we may receive compensation of up to 0.50% from the investment advisers, subadvisers or their affiliates of certain of the underlying Trusts and/or portfolios for services related to the availability of the underlying portfolios in the contract. Furthermore, certain advisers and/or subadvisers may offset the costs we incur for training to support sales of the underlying funds in the contract.


ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, we send confirmations immediately.

It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. AIG SunAmerica Life engages in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets, nor are they material with respect to the Separate Account.

OWNERSHIP

The Polaris Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Modified Guaranteed and Variable Deferred Annuity contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that we issue it directly to the owner.

INDEPENDENT ACCOUNTANTS


The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of Variable Separate Account at December 31, 2003, and for each of the two years in the period ended December 31, 2003, are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.


REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

----------------------------------------------------------------
----------------------------------------------------------------
                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling
(800)445-SUN2. The contents of the SAI are tabulated below.

Separate Account..............................      3
General Account...............................      3
Performance Data..............................      4
Income Payments...............................      8
Annuity Unit Values...........................      9
Taxes.........................................     11
Distribution of Contracts.....................     15
Financial Statements..........................     16

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 APPENDIX A -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   FISCAL        FISCAL        FISCAL        FISCAL        FISCAL        FISCAL
                                    YEAR          YEAR          YEAR          YEAR          YEAR          YEAR        11/30/99-
          PORTFOLIOS              11/30/94      11/30/95      11/30/96      11/30/97      11/30/98      11/30/99      12/31/99
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation
 (Inception Date -- 2/12/93)
  Beginning AUV...............   $    11.14    $    10.64    $    14.19    $    17.63    $    21.26    $    23.72    $    36.39
  Ending AUV..................   $    10.64    $    14.19    $    17.63    $    21.26    $    23.72    $    36.39    $    43.17
  Ending Number of AUs........    8,462,152    13,247,155    20,470,395    24,889,133    24,068,557    21,898,142    21,764,629

--------------------------------------------------------------------------------------------------------------------------------
Government and Quality Bond
  (Inception Date -- 2/22/93)
  Beginning AUV...............   $    10.32    $     9.81    $    11.51    $    11.94    $    12.65    $    13.66    $    13.37
  Ending AUV..................   $     9.81    $    11.51    $    11.94    $    12.65    $    13.66    $    13.37    $    13.28
  Ending Number of AUs........    7,008,717     8,504,677     9,176,239    10,047,042    14,076,819    12,612,572    12,309,470

--------------------------------------------------------------------------------------------------------------------------------
Growth (Inception Date
  -- 2/19/93)
  Beginning AUV...............   $    10.78    $    10.41    $    12.95    $    16.32    $    20.31    $    24.41    $    29.74
  Ending AUV..................   $    10.41    $    12.95    $    16.32    $    20.31    $    24.41    $    29.74    $    32.61
  Ending Number of AUs........    3,950,678     5,968,263     7,557,844     9,747,428     9,838,138     8,941,621     8,878,474

--------------------------------------------------------------------------------------------------------------------------------
Natural Resources (Inception
  Date -- 10/31/94)
  Beginning AUV...............   $    10.00    $     9.27    $    10.78    $    12.13    $    11.14    $     9.30    $    11.40
  Ending AUV..................   $     9.27    $    10.78    $    12.13    $    11.14    $     9.30    $    11.40    $    12.50
  Ending Number of AUs........       51,412       848,159     2,171,050     2,937,198     2,605,274     2,283,074     2,218,703

--------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth (Inception
  Date -- 6/3/96)
  Beginning AUV...............         --            --      $    10.00    $    10.29    $    11.51    $    11.86    $    19.02
  Ending AUV..................         --            --      $    10.29    $    11.51    $    11.86    $    19.02    $    24.30
  Ending Number of AUs........         --            --       3,165,900     7,215,024     7,059,502     7,354,489     7,476,506

--------------------------------------------------------------------------------------------------------------------------------
Alliance Growth (Inception
  Date -- 2/9/93)
  Beginning AUV...............   $    10.78    $    10.53    $    15.44    $    19.46    $    24.51    $    32.81    $    44.31
  Ending AUV..................   $    10.53    $    15.44    $    19.46    $    24.51    $    32.81    $    44.31    $    48.56
  Ending Number of AUs........    4,997,778    10,560,070    18,333,555    24,050,697    24,146,276    26,154,552    25,819,661

--------------------------------------------------------------------------------------------------------------------------------
Asset Allocation (Inception
  Date -- 7/1/93)
  Beginning AUV...............   $    10.30    $    10.17    $    12.64    $    14.97    $    17.98    $    18.22    $    19.10
  Ending AUV..................   $    10.17    $    12.64    $    14.97    $    17.98    $    18.22    $    19.10    $    19.81
  Ending Number of AUs........   10,372,954    15,418,350    19,940,733    25,272,776    26,043,996    21,080,060    20,767,631

--------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth (Inception
  Date -- 7/6/00)
  Beginning AUV...............         --            --            --            --            --            --            --
  Ending AUV..................         --            --            --            --            --            --            --
  Ending Number of AUs........         --            --            --            --            --            --            --

--------------------------------------------------------------------------------------------------------------------------------
Cash Management (Inception
  Date -- 4/1/99)
  Beginning AUV...............   $    10.07    $    10.27    $    10.67    $    11.04    $    11.43    $    11.83    $    12.20
  Ending AUV..................   $    10.27    $    10.67    $    11.04    $    11.43    $    11.83    $    12.20    $    12.25
  Ending Number of AUs........    8,623,034     8,372,979     8,005,908    11,224,451    11,160,200    15,616,078    16,598,506

--------------------------------------------------------------------------------------------------------------------------------
Corporate Bond (Inception
  Date -- 7/1/93)
  Beginning AUV...............   $    10.12    $     9.63    $    11.10    $    11.65    $    12.54    $    13.15    $    12.78
  Ending AUV..................   $     9.63    $    11.10    $    11.65    $    12.54    $    13.15    $    12.78    $    12.76
  Ending Number of AUs........    1,643,694     2,623,065     3,059,808     4,235,990     5,896,471     5,339,302     5,225,508

--------------------------------------------------------------------------------------------------------------------------------
Davis Venture Value (Inception
  Date -- 10/31/94)
  Beginning AUV...............   $    10.00    $     9.77    $    13.29    $    16.68    $    21.30    $    23.36    $    26.57
  Ending AUV..................   $     9.77    $    13.29    $    16.68    $    21.30    $    23.36    $    26.57    $    27.88
  Ending Number of AUs........      355,083    11,270,792    29,247,554    44,892,446    46,069,429    42,175,145    41,825,421

--------------------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street
  (Inception Date -- 4/1/98)
  Beginning AUV...............         --            --            --            --      $    10.00    $     9.71    $     9.12
  Ending AUV..................         --            --            --            --      $     9.71    $     9.12    $     8.99
  Ending Number of AUs........         --            --            --            --       1,450,214     1,509,434     1,368,990

--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets (Inception
  Date -- 6/2/97)
  Beginning AUV...............         --            --            --      $    10.00    $     7.97    $     6.14    $     8.99
  Ending AUV..................         --            --            --      $     7.97    $     6.14    $     8.99    $    10.77
  Ending Number of AUs........         --            --            --       1,751,922     1,352,484     1,956,342     2,341,461

--------------------------------------------------------------------------------------------------------------------------------
Federated American Leaders
  (Inception Date -- 6/3/96)
  Beginning AUV...............         --            --      $    10.00    $    11.00    $    13.62    $    15.86    $    16.43
  Ending AUV..................         --            --      $    11.00    $    13.62    $    15.86    $    16.43    $    16.89
  Ending Number of AUs........         --            --       1,021,137     3,095,513     4,255,000     4,164,599     4,001,010

--------------------------------------------------------------------------------------------------------------------------------

                                  FISCAL        FISCAL        FISCAL        FISCAL
                                   YEAR          YEAR          YEAR          YEAR
          PORTFOLIOS             12/31/00      12/31/01      12/31/02      12/31/03

--------------------------------------------------------------------------------------
Capital Appreciation
 (Inception Date -- 2/12/93)
  Beginning AUV...............  $    43.17    $   39.336    $   33.864    $   25.794
  Ending AUV..................  $    39.34    $   33.864    $   25.794    $   33.598
  Ending Number of AUs........  19,417,165    16,861,232    12,967,020    11,109,195
---------------------------------------------------------------------------------------------------
Government and Quality Bond
  (Inception Date -- 2/22/93)
  Beginning AUV...............  $    13.28    $   14.557    $   15.330    $   16.504
  Ending AUV..................  $    14.56    $   15.330    $   16.504    $   16.664
  Ending Number of AUs........  11,021,940    11,075,554    12,506,349     8,517,535
----------------------------------------------------------------------------------------------------------------
Growth (Inception Date
  -- 2/19/93)
  Beginning AUV...............  $    32.61    $   31.785    $   27.208    $   20.859
  Ending AUV..................  $    31.78    $   27.208        20.859    $   26.692
  Ending Number of AUs........   8,227,437     7,201,303     5,930,401     5,354,634
-----------------------------------------------------------------------------------------------------------------------------
Natural Resources (Inception
  Date -- 10/31/94)
  Beginning AUV...............  $    12.50    $   14.706    $   14.327    $   15.293
  Ending AUV..................  $    14.71    $   14.327    $   15.293    $   22.251
  Ending Number of AUs........   1,957,242     1,779,774     1,786,931     1,512,462
--------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth (Inception
  Date -- 6/3/96)
  Beginning AUV...............  $    24.30    $   20.283    $   13.648    $   10.123
  Ending AUV..................  $    20.28    $   13.648    $   10.123    $   12.807
  Ending Number of AUs........   7,669,322     5,764,274     3,859,066     3,365,257
--------------------------------------------------------------------------------------------------------------------------------
Alliance Growth (Inception
  Date -- 2/9/93)
  Beginning AUV...............  $    48.56    $   38.509    $   32.621    $   22.076
  Ending AUV..................  $    38.51    $   32.621    $   22.076    $   27.355
  Ending Number of AUs........  23,095,125    19,224,052    13,964,463    11,235,813
--------------------------------------------------------------------------------------------------------------------------------
Asset Allocation (Inception
  Date -- 7/1/93)
  Beginning AUV...............  $    19.81    $   19.448    $   18.614    $   16.951
  Ending AUV..................  $    19.45    $   18.614    $   16.951    $   20.546
  Ending Number of AUs........  17,268,857    14,847,409    12,367,191    10,712,980
--------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth (Inception
  Date -- 7/6/00)
  Beginning AUV...............  $    10.00    $    8.569    $    6.692    $    4.661
  Ending AUV..................  $     8.57    $    6.692    $    4.661    $    5.785
  Ending Number of AUs........     330,806       718,225       623,099     1,284,704
--------------------------------------------------------------------------------------------------------------------------------
Cash Management (Inception
  Date -- 4/1/99)
  Beginning AUV...............  $    12.25    $   12.793    $   13.062    $   13.040
  Ending AUV..................  $    12.79    $   13.062    $   13.040    $   12.929
  Ending Number of AUs........  12,837,919    10,749,535     8,636,103     4,532,301
--------------------------------------------------------------------------------------------------------------------------------
Corporate Bond (Inception
  Date -- 7/1/93)
  Beginning AUV...............  $    12.76    $   13.190    $   13.972    $   14.788
  Ending AUV..................  $    13.19    $   13.972    $   14.788    $   16.304
  Ending Number of AUs........   4,344,051     5,023,156     4,120,549     3,584,544
--------------------------------------------------------------------------------------------------------------------------------
Davis Venture Value (Inception
  Date -- 10/31/94)
  Beginning AUV...............  $    27.88        30.052    $   26.245    $   21.522
  Ending AUV..................  $    30.05        26.245    $   21.522    $   28.218
  Ending Number of AUs........  38,384,619    34,548,238    27,710,437    23,778,082
--------------------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street
  (Inception Date -- 4/1/98)
  Beginning AUV...............  $     8.99    $    9.122    $    9.692    $    8.919
  Ending AUV..................  $     9.12    $    9.692    $    8.919    $   10.544
  Ending Number of AUs........     968,656     1,372,946     1,725,057     1,186,271
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets (Inception
  Date -- 6/2/97)
  Beginning AUV...............  $    10.77    $    6.755    $    6.539    $    5.980
  Ending AUV..................  $     6.75    $    6.539    $    5.980    $    8.988
  Ending Number of AUs........   2,086,312     1,798,703     1,842,788     1,938,475
--------------------------------------------------------------------------------------------------------------------------------
Federated American Leaders
  (Inception Date -- 6/3/96)
  Beginning AUV...............  $    16.89    $   17.029    $   16.381    $   12.944
  Ending AUV..................  $    17.03    $   16.381    $   12.944    $   16.264
  Ending Number of AUs........   3,255,076     4,065,034     4,111,291     3,571,023
--------------------------------------------------------------------------------------------------------------------------------

                                   FISCAL        FISCAL        FISCAL        FISCAL        FISCAL        FISCAL
                                    YEAR          YEAR          YEAR          YEAR          YEAR          YEAR        11/30/99-
          PORTFOLIOS              11/30/94      11/30/95      11/30/96      11/30/97      11/30/98      11/30/99      12/31/99
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Foreign Value* (Inception
  Date -- N/A)
  Beginning AUV...............         --            --            --            --            --            --            --
  Ending AUV..................         --            --            --            --            --            --            --
  Ending Number of AUs........         --            --            --            --            --            --            --

--------------------------------------------------------------------------------------------------------------------------------
Global Bond (Inception
  Date -- 7/1/93)
  Beginning AUV...............   $    10.25    $     9.78    $    11.20    $    12.25    $    13.08    $    14.40    $    14.11
  Ending AUV..................   $     9.78    $    11.20    $    12.25    $    13.08    $    14.40    $    14.11    $    14.09
  Ending Number of AUs........    4,532,386     5,288,158     5,413,149     6,164,455     5,906,756     5,199,731     4,972,504

--------------------------------------------------------------------------------------------------------------------------------
Global Equities (Inception
  Date -- 2/9/93)
  Beginning AUV...............   $    10.86    $    11.43    $    13.01    $    15.15    $    16.90    $    19.21    $    24.20
  Ending AUV..................   $    11.43    $    13.01    $    15.15    $    16.90    $    19.21    $    24.20    $    26.57
  Ending Number of AUs........   11,705,418    12,350,883    15,583,207    18,376,185    17,594,064    15,218,999    15,364,906

--------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Research
  (Inception Date -- 7/5/00)
  Beginning AUV...............         --            --            --            --            --            --            --
  Ending AUV..................         --            --            --            --            --            --            --
  Ending Number of AUs........         --            --            --            --            --            --            --

--------------------------------------------------------------------------------------------------------------------------------
Growth-Income (Inception
  Date -- 2/9/93)
  Beginning AUV...............   $    10.47    $    10.09    $    13.32    $    16.70    $    21.41    $    25.71    $    33.11
  Ending AUV..................   $    10.09    $    13.32    $    16.70    $    21.41    $    25.71    $    33.11    $    35.91
  Ending Number of AUs........    8,329,322    12,560,865    18,546,142    24,795,824    25,801,808    24,491,425    24,109,131

--------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities
  (Inception Date -- 7/6/00)
  Beginning AUV...............         --            --            --            --            --            --            --
  Ending AUV..................         --            --            --            --            --            --            --
  Ending Number of AUs........         --            --            --            --            --            --            --

--------------------------------------------------------------------------------------------------------------------------------
High-Yield Bond (Inception
  Date -- 2/9/93)
  Beginning AUV...............   $    10.98    $    10.35    $    11.48    $    12.99    $    14.66    $    14.25    $    14.71
  Ending AUV..................   $    10.35    $    11.48    $    12.99    $    14.66    $    14.25    $    14.71    $    14.87
  Ending Number of AUs........    5,370,944     7,075,451     8,358,195    11,443,250    12,597,083    10,532,444    10,247,398

--------------------------------------------------------------------------------------------------------------------------------
International Diversified
  Equities (Inception
  Date -- 10/31/94)
  Beginning AUV...............   $    10.00    $     9.77    $    10.07    $    11.39    $    11.62    $    13.53    $    15.49
  Ending AUV..................   $     9.77    $    10.07    $    11.39    $    11.62    $    13.53    $    15.49    $    16.92
  Ending Number of AUs........      271,316     4,659,066    12,762,343    18,010,557    17,917,499    16,071,377    15,905,912

--------------------------------------------------------------------------------------------------------------------------------
International Growth and
  Income (Inception
  Date -- 6/2/97)
  Beginning AUV...............         --            --            --      $    10.00    $    10.33    $    11.16    $    13.40
  Ending AUV..................         --            --            --      $    10.33    $    11.16    $    13.40    $    14.07
  Ending Number of AUs........         --            --            --       2,721,228     3,306,665     4,307,535     4,319,856

--------------------------------------------------------------------------------------------------------------------------------
MFS Massachusetts Investors
  Trust (Inception Date
  -- 2/9/93)
  Beginning AUV...............   $    10.65    $     9.79    $    12.81    $    14.94    $    17.63    $    20.46    $    22.55
  Ending AUV..................   $     9.79    $    12.81    $    14.94    $    17.63    $    20.46    $    22.55    $    23.67
  Ending Number of AUs........   10,477,818    11,457,899    12,077,737    11,714,450    10,439,634     9,723,097     9,598,954

--------------------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth (Inception
  Date -- 4/1/99)
  Beginning AUV...............         --            --            --            --            --      $    10.00    $    14.23
  Ending AUV..................         --            --            --            --            --      $    14.23    $    16.31
  Ending Number of AUs........         --            --            --            --            --         869,761     1,068,886

--------------------------------------------------------------------------------------------------------------------------------
MFS Total Return (Inception
  Date -- 10/31/94)
  Beginning AUV...............   $    10.00    $     9.95    $    12.33    $    13.82    $    15.45    $    17.28    $    18.50
  Ending AUV..................   $     9.95    $    12.33    $    13.82    $    15.45    $    17.28    $    18.50    $    18.60
  Ending Number of AUs........       51,759     2,441,901     4,583,234     5,415,312     5,465,650     5,719,070     5,709,183

--------------------------------------------------------------------------------------------------------------------------------
Putnam Growth: Voyager
  (Inception Date -- 2/9/93)
  Beginning AUV...............   $     9.92    $     9.79    $    12.60    $    14.88    $    18.47    $    22.29    $    28.36
  Ending AUV..................   $     9.79    $    12.60    $    14.88    $    18.47    $    22.29    $    28.36    $    31.67
  Ending Number of AUs........    7,610,104     8,932,998    10,354,025    11,336,732    12,052,558    11,402,199    11,286,031

--------------------------------------------------------------------------------------------------------------------------------
Real Estate (Inception
  Date -- 6/2/97)
  Beginning AUV...............         --            --            --      $    10.00    $    11.44    $     9.80    $     8.50
  Ending AUV..................         --            --            --      $    11.44    $     9.80    $     8.50    $     8.91
  Ending Number of AUs........         --            --            --       1,632,804     2,521,169     2,159,442     1,934,426

--------------------------------------------------------------------------------------------------------------------------------

                                  FISCAL        FISCAL        FISCAL        FISCAL
                                   YEAR          YEAR          YEAR          YEAR
          PORTFOLIOS             12/31/00      12/31/01      12/31/02      12/31/03
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Foreign Value* (Inception
  Date -- N/A)
  Beginning AUV...............        --            --            --            --
  Ending AUV..................        --            --            --            --
  Ending Number of AUs........        --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Global Bond (Inception
  Date -- 7/1/93)
  Beginning AUV...............  $    14.09    $   15.158    $   15.678    $   16.361
  Ending AUV..................  $    15.16    $   15.678    $   16.361    $   16.687
  Ending Number of AUs........   4,219,650     3,668,692     3,050,578     2,526,214
--------------------------------------------------------------------------------------------------------------------------------
Global Equities (Inception
  Date -- 2/9/93)
  Beginning AUV...............  $    26.57    $   21.653    $   17.472    $   12.588
  Ending AUV..................  $    21.65    $   17.472    $   12.588    $   15.688
  Ending Number of AUs........  13,718,168    11,040,552     8,408,886     6,864,728
--------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Research
  (Inception Date -- 7/5/00)
  Beginning AUV...............  $    10.00    $    9.735    $    7.173    $    5.080
  Ending AUV..................  $     9.74    $    7.173    $    5.080    $    6.266
  Ending Number of AUs........     887,882       462,829       766,129       532,596
--------------------------------------------------------------------------------------------------------------------------------
Growth-Income (Inception
  Date -- 2/9/93)
  Beginning AUV...............  $    35.91    $   32.417    $   26.847    $   20.850
  Ending AUV..................  $    32.42    $   26.847    $   20.850    $   25.801
  Ending Number of AUs........  22,388,200    19,215,798    15,286,743    12,832,440
--------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities
  (Inception Date -- 7/6/00)
  Beginning AUV...............  $    10.00    $    8.829    $    5.807    $    3.443
  Ending AUV..................  $     8.83    $    5.807    $    3.443    $    4.577
  Ending Number of AUs........     828,752       970,417       688,859     1,694,398
--------------------------------------------------------------------------------------------------------------------------------
High-Yield Bond (Inception
  Date -- 2/9/93)
  Beginning AUV...............  $    14.87    $   13.278    $   12.511    $   11.607
  Ending AUV..................  $    13.28    $   12.511    $   11.607    $   15.041
  Ending Number of AUs........   8,339,613     7,529,500     6,642,631     6,473,266
--------------------------------------------------------------------------------------------------------------------------------
International Diversified
  Equities (Inception
  Date -- 10/31/94)
  Beginning AUV...............  $    16.92    $   13.614    $   10.196    $    7.175
  Ending AUV..................  $    13.61    $   10.196    $    7.175    $    9.314
  Ending Number of AUs........  14,143,933    11,775,969     9,350,017     8,305,186
--------------------------------------------------------------------------------------------------------------------------------
International Growth and
  Income (Inception
  Date -- 6/2/97)
  Beginning AUV...............  $    14.07    $   14.023    $   10.743    $    8.367
  Ending AUV..................  $    14.02    $   10.743    $    8.367    $   11.283
  Ending Number of AUs........   4,771,471     4,012,997     3,572,948     3,402,233
--------------------------------------------------------------------------------------------------------------------------------
MFS Massachusetts Investors
  Trust (Inception Date
  -- 2/9/93)
  Beginning AUV...............  $    23.67    $   23.224    $   19.203    $   14.944
  Ending AUV..................  $    23.22    $   19.203    $   14.944    $   18.028
  Ending Number of AUs........   8,247,309     7,261,760     6,211,054     5,394,233
--------------------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth (Inception
  Date -- 4/1/99)
  Beginning AUV...............  $    16.31    $   17.607    $   13.420    $    6.982
  Ending AUV..................  $    17.61    $   13.420    $    6.982    $    9.438
  Ending Number of AUs........   4,096,885     3,490,131     2,450,117     3,084,734
--------------------------------------------------------------------------------------------------------------------------------
MFS Total Return (Inception
  Date -- 10/31/94)
  Beginning AUV...............  $    18.60    $   21.433    $   21.225    $   19.891
  Ending AUV..................  $    21.43    $   21.220    $   19.891    $   22.894
  Ending Number of AUs........   5,030,406     6,081,406     7,303,764     7,039,810
--------------------------------------------------------------------------------------------------------------------------------
Putnam Growth: Voyager
  (Inception Date -- 2/9/93)
  Beginning AUV...............  $    31.67    $   25.556    $   19.097    $   13.832
  Ending AUV..................  $    25.56    $   19.097    $   13.832    $   16.896
  Ending Number of AUs........  10,145,801     8,052,999     6,135,245     4,973,092
--------------------------------------------------------------------------------------------------------------------------------
Real Estate (Inception
  Date -- 6/2/97)
  Beginning AUV...............  $     8.91    $   10.856    $   11.339    $   11.860
  Ending AUV..................  $    10.86    $   11.339    $   11.860    $   16.120
  Ending Number of AUs........   2,146,190     2,089,006     2,120,452     2,102,028
--------------------------------------------------------------------------------------------------------------------------------

                                   FISCAL        FISCAL        FISCAL        FISCAL        FISCAL        FISCAL
                                    YEAR          YEAR          YEAR          YEAR          YEAR          YEAR        11/30/99-
          PORTFOLIOS              11/30/94      11/30/95      11/30/96      11/30/97      11/30/98      11/30/99      12/31/99
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Small & Mid Cap Value*
 (Inception Date -- N/A)
 Beginning AUV................         --            --            --            --            --            --            --
 Ending AUV...................         --            --            --            --            --            --            --
 Ending Number of AUs.........         --            --            --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced (Inception
 Date -- 6/3/96)
 Beginning AUV................         --            --      $    10.00    $    11.04    $    13.22    $    15.60    $    18.23
 Ending AUV...................         --            --      $    11.04    $    13.22    $    15.60    $    18.23    $    19.69
 Ending Number of AUs.........         --            --         817,039     2,447,948     4,179,545     5,352,344     5,364,585
--------------------------------------------------------------------------------------------------------------------------------
Technology (Inception Date --
 7/5/00)
 Beginning AUV................         --            --            --            --            --            --            --
 Ending AUV...................         --            --            --            --            --            --            --
 Ending Number of AUs.........         --            --            --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Telecom Utility (Inception
 Date -- 6/3/96)
 Beginning AUV................         --            --      $    10.00    $    10.67    $    12.74    $    14.56    $    15.16
 Ending AUV...................         --            --      $    10.67    $    12.74    $    14.56    $    15.16    $    15.11
 Ending Number of AUs.........         --            --         543,461     1,541,346     2,120,487     2,046,427     2,024,299
--------------------------------------------------------------------------------------------------------------------------------
Worldwide High Income
 (Inception Date -- 10/31/94)
 Beginning AUV................   $    10.00    $     9.95    $    11.36    $    14.20    $    15.98    $    13.57    $    15.23
 Ending AUV...................   $     9.95    $    11.36    $    14.20    $    15.98    $    13.57    $    15.23    $    15.70
 Ending Number of AUs.........       53,315     1,040,828     3,196,739     6,368,247     5,463,589     4,234,687     4,110,589
--------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income*
 (Inception Date -- N/A)
 Beginning AUV................         --            --            --            --            --            --            --
 Ending AUV...................         --            --            --            --            --            --            --
 Ending Number of AUs.........         --            --            --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock*
 (Inception Date -- N/A)
 Beginning AUV................         --            --            --            --            --            --            --
 Ending AUV...................         --            --            --            --            --            --            --
 Ending Number of AUs.........         --            --            --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and
 Income* (Inception Date --
 N/A)
 Beginning AUV................         --            --            --            --            --            --            --
 Ending AUV...................         --            --            --            --            --            --            --
 Ending Number of AUs.........         --            --            --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth*
 (Inception Date -- N/A)
 Beginning AUV................         --            --            --            --            --            --            --
 Ending AUV...................         --            --            --            --            --            --            --
 Ending Number of AUs.........         --            --            --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
American Funds Growth*
 (Inception Date -- N/A)
 Beginning AUV................         --            --            --            --            --            --            --
 Ending AUV...................         --            --            --            --            --            --            --
 Ending Number of AUs.........         --            --            --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
American Funds Growth --
 Income* (Inception Date --
 N/A)
 Beginning AUV................         --            --            --            --            --            --            --
 Ending AUV...................         --            --            --            --            --            --            --
 Ending Number of AUs.........         --            --            --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

                                  FISCAL        FISCAL        FISCAL        FISCAL
                                   YEAR          YEAR          YEAR          YEAR
          PORTFOLIOS             12/31/00      12/31/01      12/31/02      12/31/03
--------------------------------------------------------------------------------------
Small & Mid Cap Value*
 (Inception Date -- N/A)
 Beginning AUV................        --            --            --            --
 Ending AUV...................        --            --            --            --
 Ending Number of AUs.........        --            --            --            --
---------------------------------------------------------------------------------------------------
SunAmerica Balanced (Inception
 Date -- 6/3/96)
 Beginning AUV................  $    19.69    $   17.560    $   15.021    $   12.550
 Ending AUV...................  $    17.56    $   15.021    $   12.550    $   14.229
 Ending Number of AUs.........   5,126,272     4,210,209     3,097,121     2,587,745
----------------------------------------------------------------------------------------------------------------
Technology (Inception Date --
 7/5/00)
 Beginning AUV................  $    10.00    $    6.692    $    3.452    $    1.722
 Ending AUV...................  $     6.69    $    3.452    $    1.722    $    2.557
 Ending Number of AUs.........   1,818,833     1,792,428     1,580,445     3,536,147
-----------------------------------------------------------------------------------------------------------------------------
Telecom Utility (Inception
 Date -- 6/3/96)
 Beginning AUV................  $    15.11        13.538    $   11.504    $    8.638
 Ending AUV...................  $    13.54        11.504    $    8.638    $   10.104
 Ending Number of AUs.........   1,711,385     1,356,237     1,188,432       806,542
--------------------------------------------------------------------------------------------------------------------------------
Worldwide High Income
 (Inception Date -- 10/31/94)
 Beginning AUV................  $    15.70        15.005    $   14.299    $   14.029
 Ending AUV...................  $    15.00        14.299    $   14.029    $   17.402
 Ending Number of AUs.........   3,413,896     2,780,936     2,261,171     1,970,016
--------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income*
 (Inception Date -- N/A)
 Beginning AUV................        --            --            --            --
 Ending AUV...................        --            --            --            --
 Ending Number of AUs.........        --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock*
 (Inception Date -- N/A)
 Beginning AUV................        --            --            --            --
 Ending AUV...................        --            --            --            --
 Ending Number of AUs.........        --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and
 Income* (Inception Date --
 N/A)
 Beginning AUV................        --            --            --            --
 Ending AUV...................        --            --            --            --
 Ending Number of AUs.........        --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth*
 (Inception Date -- N/A)
 Beginning AUV................        --            --            --            --
 Ending AUV...................        --            --            --            --
 Ending Number of AUs.........        --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
American Funds Growth*
 (Inception Date -- N/A)
 Beginning AUV................        --            --            --            --
 Ending AUV...................        --            --            --            --
 Ending Number of AUs.........        --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
American Funds Growth --
 Income* (Inception Date --
 N/A)
 Beginning AUV................        --            --            --            --
 Ending AUV...................        --            --            --            --
 Ending Number of AUs.........        --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------


AUV -- Accumulation Unit Value

 AU -- Accumulation Units


  * Not available as of the date of this prospectus.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 APPENDIX B -- MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information in this Appendix applies only if you take money out of a FAGP (with a duration longer than 1 year) before the end of the guarantee period.


We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.



Where the MVA is negative, we first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.


The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                            [(1+I/(1+J+L)](N/12) - 1

  where:

        I is the interest rate you are earning on the money invested in the FAGP;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP;

        N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP; and

        L is 0.005 (some states require a different value, see your contract)

We do not assess a MVA against withdrawals from a FAGP under the following circumstances:

     - If a withdrawal is made within 30 days after the end of a guarantee period;

     - If a withdrawal is made to pay contract fees and charges;

     - To pay a death benefit; and

     - Upon beginning an income option, if occurring on the Latest Annuity Date.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the
Guarantee periods available or Surrender Charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N=18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

     (4) Your contract was issued in a state where L = 0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free look amount.

The MVA factor is = [(1+I/(1+J+0.005)](N/12) - 1
                  = [(1.05)/(1.04+0.005)](18/12) - 1
                  = (1.004785)(1.5) - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 X (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls with the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.005)](N/12) - 1
                  = [(1.05)/(1.06+0.005)](18/12) - 1
                  = (0.985915)(1.5) - 1
                  = 0.978948 - 1
                  = - 0.021052

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                        $4,000 X (- 0.021052) = -$84.21

$84.21 represents the negative MVA that will be deducted from the money remaining in the 3-year FAGP.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(I+J+0.005)](N/12) - 1
                  =  [(1.05)/(1.04+0.005)](18/12) - 1
                  = (1.004785)(1.5) - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 -6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 X (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [ (1+I)/(I+J+0.005)](N/12) - 1
                  = [(1.05)/(1.06+0.005)](18/12) - 1
                  = (0.985915)(1.5) - 1
                  = 0.978948 - 1
                  = - 0.021052

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                        $3,760 X (- 0.021052) = -$79.16

$79.16 represents the negative MVA that would be deducted from the withdrawal.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip


Date:  ------------------------------------   Signed:  ---------------------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                            [POLARIS PLATINUM LOGO]
                                   PROSPECTUS

                                  MAY 3, 2004



Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 AIG SUNAMERICA LIFE ASSURANCE COMPANY
important information about the                   in connection with
Variable Annuity.                             VARIABLE SEPARATE ACCOUNT
                                              The annuity has several investment choices -Variable Portfolios listed
To learn more about the annuity               below and available fixed account options. The Variable Portfolios are part
offered by this prospectus, you can           of the Anchor Series Trust ("AST"), American Funds Insurance Series
obtain a copy of the Statement of             ("AFIS"), SunAmerica Series Trust ("SAST"), Lord Abbett Series Fund, Inc.
Additional Information ("SAI") dated          ("LASF"), Nations Separate Account Trust ("NSAT"), Van Kampen Life
May 3, 2004. The SAI has been filed           Investment Trust ("VKT") and the WM Variable Trust ("WMT").
with the Securities and Exchange
Commission ("SEC") and is                     STOCKS:
incorporated by reference into this               MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
prospectus. The Table of Contents of                - Aggressive Growth Portfolio                                    SAST
the SAI appears in this prospectus.                 - Blue Chip Growth Portfolio                                     SAST
For a free copy of the SAI, call us                 - "Dogs" of Wall Street Portfolio*                               SAST
at (800) 445-SUN2 or write to us at                 - Growth Opportunities Portfolio                                 SAST
our Annuity Service Center, P.O. Box              MANAGED BY ALLIANCEBERNSTEIN
54299, Los Angeles, California                      - Small & Mid Cap Value Portfolio                                SAST
90054-0299.                                       MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
                                                    - Alliance Growth Portfolio                                      SAST
In addition, the SEC maintains a                    - Global Equities Portfolio                                      SAST
website (http://www.sec.gov) that                   - Growth-Income Portfolio                                        SAST
contains the SAI, materials                       MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
incorporated by reference and other                 - Nations MidCap Growth Portfolio                                NSAT
information filed electronically with               - Nations Small Company Portfolio                                NSAT
the SEC by AIG SunAmerica Life                      - Nations Value Portfolio                                        NSAT
Assurance Company.                                MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
                                                    - American Funds Global Growth Portfolio                         AFIS
ANNUITIES INVOLVE RISKS, INCLUDING                  - American Funds Growth Portfolio                                AFIS
POSSIBLE LOSS OF PRINCIPAL, AND ARE                 - American Funds Growth-Income Portfolio                         AFIS
NOT A DEPOSIT OR OBLIGATION OF, OR                MANAGED BY DAVIS ADVISORS
GUARANTEED OR ENDORSED BY, ANY BANK.                - Davis Venture Value Portfolio                                  SAST
THEY ARE NOT FEDERALLY INSURED BY THE               - Real Estate Portfolio                                          SAST
FEDERAL DEPOSIT INSURANCE                         MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY
CORPORATION, THE FEDERAL RESERVE                    - Federated American Leaders Portfolio*                          SAST
BOARD OR ANY OTHER AGENCY.                        MANAGED BY LORD, ABBETT & CO.
                                                    - Lord Abbett Series Fund Growth and Income Portfolio            LASF
This variable annuity provides an                 MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
optional bonus feature called                       - Marsico Growth Portfolio                                       SAST
"Polaris Rewards". If you elect this                - Nations Marsico 21st Century Portfolio                         NSAT
feature, in exchange for bonuses                    - Nations Marsico Focused Equities Portfolio                     NSAT
credited to your contract, your                     - Nations Marsico Growth Portfolio                               NSAT
surrender charge schedule will be                   - Nations Marsico International Opportunities Portfolio          NSAT
longer and greater than if you chose              MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
not to elect this feature. These                    - MFS Massachusetts Investors Trust Portfolio                    SAST
withdrawal charges may offset the                   - MFS Mid-Cap Growth Portfolio                                   SAST
value of any bonus, if you make an                MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
early withdrawal.                                   - Emerging Markets Portfolio                                     SAST
                                                    - International Growth and Income Portfolio                      SAST
                                                    - Putnam Growth: Voyager                                         SAST
                                                  MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
                                                    - Foreign Value Portfolio                                        SAST
                                                  MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT
                                                    - International Diversified Equities Portfolio                   SAST
                                                    - Technology Portfolio                                           SAST
                                                    - Van Kampen LIT Comstock Portfolio, Class II Shares*             VKT
                                                    - Van Kampen LIT Emerging Growth Portfolio, Class II Shares       VKT
                                                    - Van Kampen LIT Growth and Income Portfolio, Class II Shares     VKT
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Capital Appreciation Portfolio                                  AST
                                                    - Growth Portfolio                                                AST
                                                    - Natural Resources Portfolio                                     AST
                                              BALANCED:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - SunAmerica Balanced Portfolio                                  SAST
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                    - Nations Asset Allocation Portfolio                             NSAT
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Total Return Portfolio                                     SAST
                                                  MANAGED BY WM ADVISORS, INC.
                                                    - Balanced Portfolio                                              WMT
                                                    - Conservative Growth                                             WMT
                                                    - Strategic Growth                                                WMT
                                              BONDS:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - High-Yield Bond Portfolio                                      SAST
                                                  MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY
                                                    - Corporate Bond Portfolio                                       SAST
                                                  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                                                    - Global Bond Portfolio                                          SAST
                                                  MANAGED BY MANAGED BY MACKAY SHIELDS LLC
                                                    - Nations High Yield Bond Portfolio                              NSAT
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Government & Quality Bond Portfolio                             AST
                                              CASH:
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                    - Cash Management Portfolio                                      SAST
                                              * "Dogs" of Wall Street is an equity fund seeking total return. Federated
                                              American Leaders is an equity fund seeking growth of capital and income.
                                                Van Kampen LIT Comstock is an equity fund seeking capital growth and income.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
     ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

----------------------------------------------------------------

----------------------------------------------------------------
                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
----------------------------------------------------------------
----------------------------------------------------------------


AIG SunAmerica Life's Report on Form 10-K for the year ended December 31, 2003, file no. 033-47472 is incorporated herein by reference.


All documents or reports filed by AIG SunAmerica Life under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supercede documents incorporated by reference.

AIG SunAmerica Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342.

AIG SunAmerica Life is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the separate account, AIG SunAmerica Life and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by AIG SunAmerica Life.

AIG SunAmerica Life will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to AIG SunAmerica Life's Annuity Service Center, as follows:

       AIG SunAmerica Life Assurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       Telephone Number: (800) 445-SUN2

----------------------------------------------------------------
----------------------------------------------------------------
         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
----------------------------------------------------------------
----------------------------------------------------------------

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to AIG SunAmerica Life's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for AIG SunAmerica Life's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of AIG SunAmerica Life in connection with the securities registered under this prospectus, AIG SunAmerica Life will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. AIG SunAmerica Life will be governed by final judgment of the issue. However, if in the opinion of AIG SunAmerica Life's counsel, this issue has been determined by controlling precedent, AIG SunAmerica Life will not submit the issue to a court for determination.


 -------------------------------------------------------------------------

 -------------------------------------------------------------------------
                             TABLE OF CONTENTS
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...................      2
 SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION....
                                                                         2
 GLOSSARY..........................................................      3
 HIGHLIGHTS........................................................      4
 FEE TABLES........................................................      5
       Maximum Owner Transaction Expenses..........................      5
       Contract Maintenance Fee....................................      5
       Separate Account Expenses...................................      5
       Optional Feature Fee........................................      5
       Optional Polaris Income Reward Fee..........................      5
       Optional Capital Protector Fee..............................      5
       Portfolio Expenses..........................................      5
 EXAMPLES..........................................................      6
 THE POLARIS PLATINUM II VARIABLE ANNUITY..........................      8
 PURCHASING A POLARIS PLATINUM II VARIABLE ANNUITY.................      9
       Allocation of Purchase Payments.............................      9
       Polaris Rewards Program.....................................      9
       Current Enhancement Levels..................................     10
       Accumulation Units..........................................     11
       Free Look...................................................     11
 INVESTMENT OPTIONS................................................     12
       Variable Portfolios.........................................     12
           Anchor Series Trust.....................................     12
           SunAmerica Series Trust.................................     12
           American Funds Insurance Series.........................     12
           Lord Abbett Series Fund, Inc. ..........................     12
           Nations Separate Account Trust..........................     12
           Van Kampen Life Investment Trust........................     12
           WM Variable Trust.......................................     12
       Fixed Account Options.......................................     13
       Asset Allocation Program....................................     14
       Transfers During the Accumulation Phase.....................     15
       Dollar Cost Averaging.......................................     16
       Asset Allocation Rebalancing Program........................     16
       Return Plus Program.........................................     17
       Voting Rights...............................................     17
       Substitution................................................     17
 ACCESS TO YOUR MONEY..............................................     17
       Systematic Withdrawal Program...............................     18
       Nursing Home Waiver.........................................     19
       Minimum Contract Value......................................     19
 LIVING BENEFIT....................................................     19
       Polaris Income Rewards......................................     19
       Capital Protection..........................................     22
 DEATH BENEFIT.....................................................     24
       Purchase Payment Accumulation Option........................     24
       Maximum Anniversary Option..................................     24
       EstatePlus..................................................     25
       Spousal Continuation........................................     26
 EXPENSES..........................................................     27
       Separate Account Charges....................................     27
       Withdrawal Charges..........................................     27
       Investment Charges..........................................     28
       Contract Maintenance Fee....................................     28
       Transfer Fee................................................     28
       Optional Polaris Income Reward Fee..........................     28
       Optional Capital Protector Fee..............................     28
       Optional EstatePlus Fee.....................................     28
       Premium Tax.................................................     28
       Income Taxes................................................     28
       Reduction or Elimination of Charges and Expenses, and
        Additional Amounts Credited................................     28
 INCOME OPTIONS....................................................     29
       Annuity Date................................................     29
       Income Options..............................................     29
       Fixed or Variable Income Payments...........................     29
       Income Payments.............................................     30
       Transfers During the Income Phase...........................     30
       Deferment of Payments.......................................     30
 TAXES.............................................................     30
       Annuity Contracts in General................................     30
       Tax Treatment of Distributions - Non-qualified Contracts....     31
       Tax Treatment of Distributions - Qualified Contracts........     31
       Minimum Distributions.......................................     31
       Tax Treatment of Death Benefits.............................     32
       Contracts Owned by a Trust or Corporation...................     32
       Gifts, Pledges and/or Assignments of a Non-Qualified
        Contract...................................................     32
       Diversification and Investor Control........................     32
 PERFORMANCE.......................................................     33
 OTHER INFORMATION.................................................     33
       AIG SunAmerica Life.........................................     33
       The Separate Account........................................     33
       The General Account.........................................     33
       Distribution of the Contract................................     33
       Administration..............................................     34
       Legal Proceedings...........................................     34
       Ownership...................................................     34
       Independent Accountants.....................................     34
       Registration Statement......................................     34
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION..........
                                                                        35
 APPENDIX A - CONDENSED FINANCIALS.................................    A-1
 APPENDIX B - MARKET VALUE ADJUSTMENTS ("MVA") AND FIXED ADVANTAGE
  7 ACCOUNT OPTION.................................................    B-1
 APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION........
                                                                       C-1
 APPENDIX D - POLARIS REWARDS PROGRAM EXAMPLES.....................    D-1
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
                                 GLOSSARY
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 We have capitalized some of the technical terms used in this prospectus.
 To help you understand these terms, we have defined them in this glossary.
 ACCUMULATION PHASE - The period during which you invest money in your contract.
 ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.
 ANNUITANT(S) - The person(s) on whose life (lives) we base income payments.
 ANNUITY DATE - The date on which income payments are to begin, as selected by you.
 ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.
 BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.
 COMPANY - AIG SunAmerica Life Assurance Company AIG SunAmerica Life, we,
 us or our, the insurer which issues this contract. Only AIG SunAmerica
 Life is a capitalized term in the prospectus.
 INCOME PHASE - The period during which we make income payments to you.
 IRS - The Internal Revenue Service.
 LATEST ANNUITY DATE - Your 95th birthday or 10th contract anniversary, whichever is later.
 NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars.
 In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").
 PAYMENT ENHANCEMENT(S) - The amount(s) allocated to your contract by us under the Polaris Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.
 POLARIS REWARDS PROGRAM - A program that provides a payment enhancement in exchange for a surrender charge schedule that declines over 9 years.
 PURCHASE PAYMENTS - The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own
 it.
 QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.
 TRUSTS - Refers to the Anchor Series Trust, the American Funds Insurance
 Series, the SunAmerica Series Trust, Lord Abbett Series Fund, Inc.,
 Nations Separate Account Trust, Van Kampen Life Investment Trust and WM
 Variable Trust collectively.
 VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Anchor Series Trust, the American Funds Insurance Series, the SunAmerica Series Trust, Lord
 Abbett Series Fund, Inc., Nations Separate Account Trust, Van Kampen Life
 Investment Trust or the WM Variable Trust. The underlying investment portfolio may be referred to as Underlying Funds.

----------------------------------------------------------------

----------------------------------------------------------------
                                   HIGHLIGHTS
----------------------------------------------------------------
----------------------------------------------------------------


The Polaris Platinum(II) Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. You may also elect to participate in the Polaris Rewards Program of the contract that can provide you with Payment Enhancements to invest in your contract. If you elect participation in this feature, your contract will be subject to a longer surrender charge schedule. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.



FREE LOOK: If you cancel your contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. If you elected to participate in the Polaris Rewards Program, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period. Please see PURCHASING A POLARIS PLATINUM(II) Variable Annuity in the prospectus.



EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, or nine complete years if you participate in the Polaris Rewards Program, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A POLARIS PLATINUM(II) Variable Annuity and EXPENSES in the prospectus.


ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.


INQUIRIES: If you have questions about your contract call your financial representative or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2.



AIG SUNAMERICA LIFE OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY PROVIDE DIFFERENT FEATURES AND BENEFITS OFFERED AT DIFFERENT FEES, CHARGES AND EXPENSES. WE ALSO OFFER PRODUCTS THAT DO NOT OFFER THE POLARIS REWARDS FEATURE. PRODUCTS WITHOUT THE POLARIS REWARDS PROGRAM HAVE THE SAME MORTALITY AND EXPENSE RISK CHARGES AS THE SAME CONTRACT WITH THE POLARIS REWARDS PROGRAM. HOWEVER, CONTRACTS WITHOUT THE POLARIS REWARDS PROGRAM HAVE A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.


  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESEAND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.


MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)(1)


If Polaris Rewards is elected...............................  9%
If Polaris Rewards is not elected...........................  7%





TRANSFER FEE..........  No charge for the first 15 transfers each contract year; thereafter, the fee is $25
                        ($10 in Pennsylvania and Texas) per
                        transfer

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING PORTFOLIO FEES AND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE
       $35 ($30 in North Dakota) waived if contract value $50,000 or more

SEPARATE ACCOUNT ANNUAL EXPENSES
(DEDUCTED DAILY AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSET VALUE)

    Mortality and Expense Risk Fees.......................  1.37%
    Distribution Expense Fee..............................  0.15%
    Optional EstatePlus Fee(2)............................  0.25%
                                                            =====
      TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES..............  1.77%


  ADDITIONAL OPTIONAL FEATURE FEE


    You may elect one of the following optional features: Polaris Income Reward or Capital Protector described below.



  OPTIONAL POLARIS INCOME REWARDS FEE



   TIME ELAPSED SINCE BENEFIT EFFECTIVE DATE              ANNUALIZED FEE(3)
   -----------------------------------------              -----------------
     Years 0-7..........................................        0.65%
     Years 8+...........................................        0.45%



  OPTIONAL CAPITAL PROTECTOR FEE



   CONTRACT YEAR                                          ANNUALIZED FEE(4)
   -------------                                          -----------------
     0-7................................................        0.60%
     8-10...............................................        0.20%
     11+................................................         none



FOOTNOTES TO THE FEE TABLES:



(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 7 or 9 years as follows



YEARS:......................................................   1    2    3    4    5    6    7    8    9   10+
Non-Polaris Rewards.........................................  7%   6%   5%   4%   3%   2%   1%   0%   0%   0%
Polaris Rewards.............................................  9%   9%   8%   7%   6%   5%   4%   3%   2%   0%



(2) EstatePlus, an enhanced death benefit feature is optional. If you do not elect the EstatePlus feature, your total separate account annual expenses would be 1.52%.



(3) The Polaris Income Rewards feature is optional and if elected, the fee is generally calculated as a percentage of your Purchase Payments received in the first 90 days less proportionate withdrawals. The fee is deducted from your contract at the end of the first quarter following election and quarterly thereafter.



(4) The Capital Protector feature is optional and if elected, the fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted from your contract value at the end of the first contract quarter and quarterly thereafter.



THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE TRUSTS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


                               PORTFOLIO EXPENSES


         TOTAL ANNUAL UNDERLYING PORTFOLIO EXPENSES           MINIMUM   MAXIMUM
         ------------------------------------------           -------   -------
(expenses that are deducted from underlying portfolios of
the Trusts, including management fees, other expenses and
12b-1 fees, if applicable)..................................   0.59%     1.90%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES

                          IF YOU ELECT POLARIS REWARDS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee, separate account annual expenses, fees for optional features and expenses of the underlying portfolios of the Trusts.

The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.77% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 1.90%)



(1) If you surrender your contract at the end of the applicable time period and you elect the optional EstatePlus (0.25%) and Polaris Income Rewards (0.65% for years 0-7 and 0.45% for years 8+) features:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,347   $2,150    $2,864     $4,540
-------------------------------------
-------------------------------------



(2) If you annuitize your contract at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $345    $1,051    $1,779     $3,703
-------------------------------------
-------------------------------------



(3) If you do not surrender your contract and you elect the optional EstatePlus (0.25%) and Polaris Income Rewards (0.65% for years 0-7 and 0.45% for years 8+) features:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $447    $1,350    $2,264     $4,540
-------------------------------------
-------------------------------------


MINIMUM EXPENSE EXAMPLES

(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL CHARGES OF 1.52% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.59%)


(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,123   $1,490    $1,783     $2,543
-------------------------------------
-------------------------------------



(2) If you annuitize your contract at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $214     $661     $1,134     $2,441
-------------------------------------
-------------------------------------



(3) If you do not surrender your contract and you do not elect any optional features:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $223     $690     $1,183     $2,543
-------------------------------------
-------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES

                      IF YOU DO NOT ELECT POLARIS REWARDS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee, separate account annual expenses, fees for optional features and expenses of the underlying portfolios of the Trusts.

The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.77% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 1.90%)



(1) If you surrender your contract at the end of the applicable time period and you elect the optional EstatePlus (0.25%) and Polaris Income Rewards (0.65% for years 0-7 and 0.45% for years 8+) features:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,138   $1,823    $2,520     $4,451
-------------------------------------
-------------------------------------



(2) If you annuitize your contract at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $345    $1,051    $1,779     $3,703
-------------------------------------
-------------------------------------



(3) If you do not surrender your contract and you elect the optional EstatePlus (0.25%) and Polaris Income Rewards (0.65% for years 0-7 and 0.45% for years 8+) features:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $438    $1,323    $2,220     $4,451
-------------------------------------
-------------------------------------


MINIMUM EXPENSE EXAMPLES

(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL CHARGES OF 1.52% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.59%)


(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $919    $1,176    $1,459     $2,493
-------------------------------------
-------------------------------------



(2) If you annuitize your contract at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $214     $661     $1,134     $2,441
-------------------------------------
-------------------------------------



(3) If you do not surrender your contract and you do not elect any optional features:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $219     $676     $1,159     $2,493
-------------------------------------
-------------------------------------

EXPLANATION OF FEE TABLES AND EXAMPLES


1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the portfolio company fees can be found in the accompanying Trust prospectuses.


2. In addition to the stated assumptions, the Examples also assume separate account expenses as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.

3. Examples reflecting participation in the Polaris Rewards program reflect the Polaris Rewards surrender charge schedule, and a 2% upfront payment enhancement.



4. Examples reflecting application of optional features and benefits use the highest fees and charges at which those features are being offered. If you elected the Capital Protector program, your expenses would be lower than those shown in these tables. The fee for the Polaris Income Rewards, and Capital Protector features are not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus.


5. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   CONDENSED FINANCIAL INFORMATION APPEARS IN APPENDIX A OF THIS PROSPECTUS.

----------------------------------------------------------------
----------------------------------------------------------------
                            THE POLARIS PLATINUM II
                                VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making income payments to you out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.


Fixed account options earn interest at a rate set and guaranteed by AIG SunAmerica Life. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.


For more information on investment options available under this contract SEE INVESTMENT OPTIONS BELOW.


This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years, or 9 years if you elect to participate in the Polaris Rewards Program. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.



AIG SunAmerica Life issues the Polaris Platinum(II) Variable Annuity. When you purchase a Polaris Platinum(II) Variable Annuity, a contract exists between you and AIG SunAmerica Life. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. AIG SunAmerica Life is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

----------------------------------------------------------------
----------------------------------------------------------------
                        PURCHASING A POLARIS PLATINUM II
                                VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

-----------------------------------------------------------
                                              Minimum
                       Minimum Initial       Subsequent
                       Purchase Payment   Purchase Payment
-----------------------------------------------------------
      Qualified             $2,000              $250
-----------------------------------------------------------
    Non-Qualified           $5,000              $500
-----------------------------------------------------------


We reserve the right to require company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by AIG SunAmerica Life and First SunAmerica Life Insurance Company an affiliate of AIG SunAmerica Life, to the same owner to exceed these limits may also be subject to company pre-approval. For any contracts subject to these dollar amount reservations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract. We reserve the right to change the amount at which pre-approval is required at any time.



Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.



In addition, we may not issue a contract to anyone age 86 or older on the contract issue date. You may not elect to participate in the Polaris Rewards Program or elect the EstatePlus benefit if you are age 81 or older at the time of contract issue. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made.



We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefit.



You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. WE RESERVE THE RIGHT TO NOT RECOGNIZE ASSIGNMENTS IF IT CHANGES THE RISK PROFILE OF THE OWNER OF THE CONTRACT, AS DETERMINED IN OUR SOLE DISCRETION. Please see the Statement of Additional Information for details on the tax consequences of an assignment.


ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. SEE INVESTMENT OPTIONS BELOW.


In order to issue your contract, we must receive your completed application and/or Purchase Payment allocation instructions and any other required paperwork at our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:


     - Send your money back to you; or

     - Ask your permission to keep your money until we get the information necessary to issue the contract.


POLARIS REWARDS PROGRAM



If you elect to participate in the Polaris Rewards program at contract issue, we contribute an Upfront Payment Enhancement and, if applicable, a Deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elect to participate in this program, all Purchase Payments are subject to a nine year withdrawal charge schedule. SEE WITHDRAWAL CHARGES BELOW. These withdrawal charges may offset the value of any bonus, if you make an early withdrawal. SEE EXPENSES BELOW. You may not elect to participate in this program if you are age 81 or older at the time of contract issue. Amounts we contribute to your contract under this program are considered earnings and are allocated to your contract as described below.



Purchase Payments may not be invested in the available Dollar Cost Averaging fixed accounts if you participate in the Polaris Rewards Program. However, you may use other available fixed account options as a Dollar Cost Averaging source account.


There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Polaris Rewards program may not perform as well as the contract without the feature.


     ENHANCEMENT LEVELS

     The Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date may be determined based on stated Enhancement Levels. Each Enhancement Level is a range of dollar amounts which may correspond to different enhancement rates and dates. Enhancement Levels may change from time to time, at our sole discretion. The Enhancement Level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments we determine your Enhancement Level by adding your contract value on the date we receive each subsequent Purchase Payment plus the amount of the subsequent Purchase Payment.

     UPFRONT PAYMENT ENHANCEMENT

     An Upfront Payment Enhancement is an amount we add to your contract on the day we receive a Purchase Payment. We calculate an Upfront Payment Enhancement amount as a percentage (the "Upfront Payment Enhancement Rate") of each Purchase Payment. The Upfront Payment Enhancement Rate will always be at least 2%. We periodically review and establish the Upfront Payment Enhancement Rate, which may increase or decrease at any time, but will never be less than 2%. The applicable Upfront Payment Enhancement Rate is that which is in effect for any applicable Enhancement Level, when we receive each Purchase Payment under your contract. The Upfront Payment Enhancement amounts are allocated among the fixed and variable investment options according to the current allocation instructions in effect when we receive each Purchase Payment.

     DEFERRED PAYMENT ENHANCEMENT

     A Deferred Payment Enhancement is an amount we may add to your contract on a stated future date (the "Deferred Payment Enhancement Date") as a percentage of Purchase Payments received. We refer to this percentage amount as the Deferred Payment Enhancement Rate. We periodically review and establish the Deferred Payment Enhancement Rates and Deferred Payment Enhancement Dates. The Deferred Payment Enhancement Rate being offered may increase, decrease or be eliminated by us, at any time. The Deferred Payment Enhancement Date, if applicable, may change at any time. The applicable Deferred Payment Enhancement Date and Deferred Payment Enhancement Rate are those which may be in effect for any applicable Enhancement Level, when we receive each Purchase Payment under your contract. Any applicable Deferred Payment Enhancement, when credited, is allocated to the Cash Management Variable Portfolio.

     If you withdraw any portion of a Purchase Payment, to which a Deferred Payment Enhancement applies, prior to the Deferred Payment Enhancement Date, we reduce the amount of the corresponding Deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of the Deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.

CURRENT ENHANCEMENT LEVELS

The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date applicable to all Purchase Payments currently are as follows:

----------------------------------------------------------------------
                        UPFRONT      DEFERRED           DEFERRED
                        PAYMENT       PAYMENT           PAYMENT
    ENHANCEMENT       ENHANCEMENT   ENHANCEMENT       ENHANCEMENT
       LEVEL             RATE          RATE               DATE
----------------------------------------------------------------------
 Under $40,000             2%            0%       N/A
----------------------------------------------------------------------
 $40,000 - $99,999         4%            0%       N/A
----------------------------------------------------------------------
 $100,000 - $499,999       4%            1%       Nine years from the
                                                  date we receive each
                                                  Purchase Payment.
----------------------------------------------------------------------
 $500,000 - more           5%            1%       Nine years from the
                                                  date we receive each
                                                  Purchase Payment.
----------------------------------------------------------------------

APPENDIX E shows how we calculate any applicable Deferred Payment Enhancement amount.

We will not allocate any applicable Deferred Payment Enhancement to your contract if any of the following circumstances occurs prior to the Deferred Payment Enhancement Date:

     - You surrender your contract;

     - A death benefit is paid on your contract;

     - You switch to the Income Phase of your contract; or

     - You fully withdraw the corresponding Purchase Payment.


See your financial representative for information on the current Enhancement Levels and Payment Enhancements rates.


     90 DAY WINDOW

     As of the 90th day after your contract was issued, we will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued ("Look Back Adjustment"). We will add any applicable Upfront Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable Upfront and/or Deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable Upfront Look Back Adjustment according to your then-current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution and if applicable, to the Cash Management Portfolio, for a Deferred Look Back Adjustment.

APPENDIX E BELOW PROVIDES AN EXAMPLE OF THE 90 DAY WINDOW PROVISION.


The Polaris Rewards Program may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative regarding the availability of this program.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS REWARDS PROGRAM (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.


ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if we receive your money after 1 p.m. Pacific Standard Time. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment and Payment Enhancement, if applicable, by the Accumulation Unit value for the specific Variable Portfolio.


     EXAMPLE (CONTRACTS WITHOUT POLARIS REWARDS):


     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2252.2523 Accumulation Units for the Global Bond Portfolio.


     EXAMPLE (CONTRACTS WITH POLARIS REWARDS):


     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. If the Upfront Payment Enhancement is 2.00% of your Purchase Payment, we would add an Upfront Payment Enhancement of $500 to your contract. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,500 by $11.10 and credit your contract on Wednesday with 2,297.2973 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request minus the Free Look Payment Enhancement Deduction, if applicable. The Free Look Payment Enhancement Deduction is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your free look request; or (2) the Payment Enhancement amount(s), if any, which we allocated to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Cash Management Portfolio during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Cash Management Portfolio during the free look period unless you allocate your money to it. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract minus the Free Look Payment Enhancement Deduction, if applicable.


EXCHANGE OFFERS


From time to time, we may offer to allow you to exchange an older variable annuity issued by AIG SunAmerica Life or one of its affiliates, for a newer product with more current features and benefits, also issued by AIG SunAmerica Life or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

----------------------------------------------------------------
----------------------------------------------------------------
                               INVESTMENT OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in shares of the following trusts: Anchor Series Trust, American Funds Insurance Series, Lord Abbett Series Fund, Inc., Nations Separate Account Trust, SunAmerica Series Trust, Van Kampen Life Investment Trust and the WM Variable Trust (the "Trusts"). Additional Trusts and/or Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts. Other Variable Portfolios may be available to you. Please refer to your contract for additional information.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by AIG SunAmerica Life, and other affiliated/unaffiliated insurance companies. Neither AIG SunAmerica Life nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. Each Trust's adviser monitors its Trust for potential conflicts.

The Variable Portfolios along with their respective subadvisers are listed below:


     AMERICAN FUNDS INSURANCE SERIES -- CLASS 2



Capital Research and Management Company provides investment advice for the American Funds Insurance Series -- Class 2 shares ("AFIS") portfolios. American Funds Insurance Series contains investment portfolios in addition to those listed here that are not available for investment under this contract.



     ANCHOR SERIES TRUST -- CLASS 3


Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust portfolios. Anchor Series Trust ("AST") contains investment portfolios in addition to those listed below which are not available for investment under this contract.


     LORD ABBETT SERIES FUND, INC. -- CLASS VC


Lord Abbett & Co. provides investment advice for the Lord Abbett Series Fund, Inc. portfolios. Lord Abbett Series Fund, Inc. ("LASF") contains investment portfolios in addition to those listed below that are not available for investment under this contract.

     NATIONS SEPARATE ACCOUNT TRUST

Various subadvisers provide investment advice for the Nations Separate Account Trust ("NSAT") portfolios. Nations Separate Account Trust has investment portfolios in addition to those listed below, which are not available for investment under the contract.


     SUNAMERICA SERIES TRUST -- CLASS 3



Various subadvisers provide investment advice for the SunAmerica Series Trust portfolios. SunAmerica Series Trust ("SAST") contains investment portfolios in addition to those listed below which are not available for investment under this contract.



     VAN KAMPEN LIFE INVESTMENT TRUST -- CLASS II



Van Kampen Asset Management Inc. provides investment advice for the Van Kampen Life Investment Trust ("VKT"). Van Kampen Life Investment Trust has investment portfolios in addition to those listed here which are not available for investment under the contract.



     WM VARIABLE TRUST -- CLASS 2



WM Advisors, Inc. is the investment advisor to the WM Variable Trust ("WMT") portfolios. WMT has other investment portfolios in addition to those listed below which are not available for investment under the contract.


STOCKS:
     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
       - Aggressive Growth Portfolio                                        SAST
       - Blue Chip Growth Portfolio                                         SAST

       - "Dogs" of Wall Street Portfolio*                                   SAST

       - Growth Opportunities Portfolio                                     SAST
     MANAGED BY ALLIANCEBERNSTEIN
       - Small & Mid Cap Value Portfolio                                    SAST
     MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
       - Alliance Growth Portfolio                                          SAST
       - Global Equities Portfolio                                          SAST
       - Growth-Income Portfolio                                            SAST

     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC

       - Nations MidCap Growth Portfolio                                    NSAT

       - Nations Small Company Portfolio                                    NSAT
       - Nations Value Portfolio                                            NSAT

     MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
       - American Funds Global Growth Portfolio                             AFIS
       - American Funds Growth Portfolio                                    AFIS
       - American Funds Growth-Income Portfolio                             AFIS

     MANAGED BY DAVIS ADVISORS
       - Davis Venture Value Portfolio                                      SAST
       - Real Estate Portfolio                                              SAST

     MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY


       - Federated American Leaders Portfolio*                              SAST


     MANAGED BY LORD, ABBETT & CO.

       - Lord Abbett Series Fund Growth and Income Portfolio                LASF
     MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
       - Marsico Growth Portfolio                                           SAST
       - Nations Marsico 21st Century Portfolio                             NSAT
       - Nations Marsico Focused Equities Portfolio NSAT
       - Nations Marsico Growth Portfolio                                   NSAT
       - Nations Marsico International Opportunities Portfolio              NSAT
    MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
       - MFS Massachusetts Investors Trust Portfolio SAST
       - MFS Mid Cap Growth Portfolio                                       SAST
     MANAGED BY PUTNAM INVESTMENT MANAGEMENT INC
       - Emerging Markets Portfolio                                         SAST
       - International Growth and Income Portfolio                          SAST
       - Putnam Growth: Voyager Portfolio                                   SAST
     MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
       - Foreign Value Portfolio                                            SAST
     MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT

       - International Diversified Equities Portfolio+ SAST


       - Technology Portfolio+                                              SAST


       - Van Kampen LIT Comstock Portfolio, Class II Shares*                 VKT

       - Van Kampen LIT Emerging Growth Portfolio, Class II Shares           VKT
       - Van Kampen LIT Growth and Income Portfolio, Class II Shares         VKT
     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
       - Capital Appreciation Portfolio                                      AST
       - Growth Portfolio                                                    AST
       - Natural Resources Portfolio                                         AST

BALANCED:
     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
       - SunAmerica Balanced Portfolio                                      SAST
     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
       - Nations Asset Allocation Portfolio                                 NSAT
     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
       - MFS Total Return Portfolio                                         SAST
     MANAGED BY WM ADVISORS, INC

       - Balanced Portfolio                                                  WMT

       - Conservative Growth Portfolio                                       WMT
       - Strategic Growth Portfolio                                          WMT

BONDS:
     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
       - High-Yield Bond Portfolio                                          SAST

     MANAGED BY FEDERATED INVESTMENT MANAGEMENT

       - Corporate Bond Portfolio                                           SAST
     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L
       - Global Bond Portfolio                                              SAST
     MANAGED BY MACKAY SHIELDS LLC
       - Nations High Yield Bond Portfolio                                  NSAT

     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

       - Government & Quality Bond Portfolio                                 AST

CASH:
     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
       - Cash Management Portfolio                                          SAST


*"Dogs" of Wall Street is an equity fund seeking total return. Federated American Leaders is an equity fund seeking growth of capital and income. Van Kampen LIT Comstock is an equity fund seeking capital growth and income.



+ Morgan Stanley Investment Management, Inc., the subadviser for these portfolios, does business in certain instances using the name Van Kampen.


YOU SHOULD READ THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS


Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in our sole discretion and we reserve the right to change the FAGPs that we make available at any time, unless state law requires us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.


There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

- Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

- Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

- Renewal Rate: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.


When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact us within 30 days after the end of the current interest guarantee period and instruct us as to where you would like the money invested. We do not contact you. If we do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.



All FAGPs may not be available in all states. At anytime that we are crediting the guaranteed minimum interest rate specified in your contract to the fixed accounts, we reserve the right to restrict transfers and Purchase Payments into the FAGPs. If you do not elect to participate in the Polaris Rewards program, we may also offer the specific Dollar Cost Averaging Fixed Accounts ("DCAFA"). The rules, restrictions and operation of the DCAFAs may differ from the standard FAGPs described above, please see DOLLAR COST AVERAGING PROGRAM below for more details.


     DOLLAR COST AVERAGING FIXED ACCOUNTS


If you do not elect the Polaris Rewards program, you may invest initial and/or subsequent Purchase Payments in the DCA fixed accounts ("DCAFA"), if available. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in our sole discretion and we reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See DOLLAR COST AVERAGING PROGRAM below for more information.



ASSET ALLOCATION PROGRAM


     PROGRAM DESCRIPTION

The asset allocation program is offered to help you diversify your investment across various asset classes.

Each of the models is comprised of a carefully selected combination of Variable Portfolios with allocation amongst the various asset classes based on historical asset class performance to meet stated investment time horizons and risk tolerances.

     ENROLLING IN THE PROGRAM


You may enroll in the program by selecting the model as well as any program options on the product application form. If you already own a policy, you must complete and submit a program election form. You and your financial representative determine the model most appropriate for you. You may discontinue investment in the program at any time with a written request, telephone or internet instructions, subject to our rules.


You may also choose to invest gradually into a model through the dollar cost averaging program. You may only invest in one model at a time. You may invest in investment options outside your selected model but only in those Variable Portfolios that are not utilized in the model you selected. A transfer into or out of one of the Variable Portfolios in your model, outside of the specifications in the model will effectively terminate your participation in the program.


There is no fee for participating in this program.


     WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected model unless otherwise instructed by you. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the model, your investment may no longer be consistent with the model's intended objectives.

Withdrawals may be subject to a withdrawal charge. Withdrawals may be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

     KEEPING YOUR PROGRAM ON TARGET

          REBALANCING

You can elect to have your contract rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. Only those Variable Portfolios within each model will be rebalanced. An investment not included in the model can not be rebalanced.

          ANNUAL RE-EVALUATION


Each year, on or about March 31, the allocations in every model are re-evaluated and updated to assure that the investment objectives remain consistent. The percentage allocations within each model may change and investment options may be added to or deleted from a model as a result of the annual re-evaluation. We will automatically rebalance your investment according to the re-evaluated allocations each year on or about March 31. If you choose not to participate in the re-evaluation part of this program, you must contact the Annuity Service Center. Some broker-dealers require that you consent to the re-evaluation each year and will not allow us to automatically rebalance your contract in accordance with the re-evaluated models. Please check wit your financial representative to determine the protocol for his/her firm.


     IMPORTANT INFORMATION

Using an asset allocation methodology does not guarantee greater or more consistent returns. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you could have been better off in an investment option or options representing a single asset class than in a model. However, such a strategy involves a greater degree of risk because of the concentration of like securities in a single asset class.


The models represent suggested allocations which are provided as general guidance. You should work with your financial representative to assist you in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk comfort level. Information concerning the specific models can be obtained from your financial representative. There is no fee to participate in the Asset Allocation program.


WE HAVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ASSET ALLOCATION PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE


During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available fixed account options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well. We will process any transfer request as of the day we receive it in good order if the request is received before the New York Stock Exchange ("NYSE") closes, generally at 1:00 p.m. Pacific Time. If the transfer request is received after the NYSE closes, the request will be processed on the next business day.



This product is not designed for professional organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These types of trading strategies can be disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors.


In connection with our efforts to control harmful trading, we may monitor your trading activity. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios and/or available fixed accounts reflect a potentially harmful trading strategy, we reserve the right to take action to protect other investors. Such action may include, but may not be limited to, restricting the way you can request transfers among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer capability in accordance with state and federal rules and regulations. We will notify you, in writing, if we determine in our sole discretion that we must terminate your transfer privileges. Some of the factors we may consider when determining our transfer policies and/or other transfer restrictions may include, but are not limited to:



- the number of transfers made in a defined period;



- the dollar amount of the transfer;



- the total assets of the Variable Portfolio involved in the transfer;



- the investment objectives of the particular Variable Portfolios involved in your transfers; and/or



- whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.



Subject to our rules, restrictions and policies, you may request transfers of your account value between the Variable Portfolios and/or the available fixed account options by telephone or through AIG SunAmerica's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. We allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA or Asset Rebalancing programs do not count against your 15 free transfers per contract year.



All transfer request in excess of 15 transfers per contract year must be submitted in writing by United States Postal Service first-class mail ("U.S. Mail") until your next contract anniversary. Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers for the U.S. Mail requirement.



We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.



For information regarding transfers during the Income Phase, see INCOME OPTIONS below.



We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.



DOLLAR COST AVERAGING PROGRAM



The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio (source account) to any other Variable Portfolio (target account). If available, you may systematically transfer interest earned on available FAGPs into any of the Variable Portfolios on certain periodic schedules opened by us. Systematic transfers maybe started, changed or terminated at any time by calling our Annuity Service Center.



The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed account options are not available as target account for the DCA program. There is no fee for participating in the DCA program.



We may also offer DCAFAs exclusively to facilitate this program for a specified period. If you elected to participate in the Polaris Rewards Program, DCAFAs are not available under your contract. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payments into a DCAFA, we transfer all your money allocated to that account into the Variable Portfolios over the selected time period at an offered frequency of your choosing. You cannot change the frequency once selected.


You may terminate the DCA program at any time. If you terminate your DCA program with money remaining in the DCAFAs, we will transfer the remaining money according to your instructions or to your current allocation on file. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:
     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six months. You set up dollar cost averaging and purchase Accumulation Units at the following values:

 ---------------------------------------------
                  ACCUMULATION       UNITS
     MONTH            UNIT         PURCHASED
 ---------------------------------------------
       1             $ 7.50           100
       2             $ 5.00           150
       3             $10.00            75
       4             $ 7.50           100
       5             $ 5.00           150
       6             $ 7.50           100
 ---------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

AUTOMATIC ASSET REBALANCING PROGRAM


Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. There is no fee for participating in the Asset Rebalancing program.


At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the

     Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.


RETURN PLUS PROGRAM



The Return Plus Program, available if we are offering FAGPs, allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice. There is no fee for participating in the Return Plus Program.


We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

AIG SunAmerica Life is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.
----------------------------------------------------------------
----------------------------------------------------------------
                              ACCESS TO YOUR MONEY
----------------------------------------------------------------
----------------------------------------------------------------

You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.


Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal. If you withdraw your entire contract value, we also deduct applicable premium taxes and a contract maintenance fee. SEE EXPENSES BELOW.



Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. HOWEVER, UPON A FUTURE FULL SURRENDER OF YOUR CONTRACT ANY PREVIOUS FREE WITHDRAWALS WOULD BE SUBJECT TO A SURRENDER CHARGE, IF ANY IS APPLICABLE AT THE TIME OF THE FULL SURRENDER (EXCEPT IN THE STATE OF WASHINGTON). Additionally, if you participate in the Polaris Rewards Program you will not receive your Deferred Payment Enhancement if you fully withdraw a Purchase Payment or your contract value prior to the corresponding Deferred Payment Enhancement Date. SEE POLARIS REWARDS PROGRAM ABOVE.



Purchase Payments, above and beyond the amount of your free withdrawal amount, that are withdrawn prior to the end of the seventh or ninth year if you elect to participate in the Polaris Rewards Program will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. SEE EXPENSES BELOW. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.


To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms. These are penalty free earnings and the total invested amount.

The penalty-free earnings portion of your contract is simply your account value less your total invested amount. The total invested amount is the total of all Purchase Payments you have made into the contract less portions of some prior withdrawals you made. The portions of prior withdrawals that reduce your total invested amount are as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the part of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal, and

     - Any prior withdrawals (including withdrawal charges on those withdrawals) of the total invested amount on which you already paid a surrender penalty.

When you make a withdrawal, we assume that it is taken from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can access your Purchase Payments which are no longer subject to a withdrawal charge before those Purchase Payments which are still subject to the withdrawal charge.

During the first year after we issue your contract your free withdrawal amount is the greater of (1) your penalty-free earnings; and (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount. If you are a Washington resident, you may withdraw during the first contract year, the greater of (1); (2); or (3) interest earnings from the amounts allocated to the fixed account options, not previously withdrawn.

After the first contract year, you can take out the greater of the following amounts each year (1) your penalty-free earnings and any portion of your total invested amount no longer subject to withdrawal charge or (2) 10% of the portion of your total invested amount that has been in your contract for at least one year. If you are a Washington resident, your maximum free withdrawal amount, after the first contract year, is the greater of (1); (2); or (3) interest earnings from amounts allocated to the fixed account options, not previously withdrawn.

Although we do not assess a withdrawal charge when you take a 10% penalty-free withdrawal, we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement.

We calculate charges due on a total withdrawal on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior Free Withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.


For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no subsequent Purchase Payments, and no Polaris Rewards election. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In contract year 5 you request a full surrender of your contract. We will apply the following calculation,


A-(B x C)=D, where:
A=Your contract value at the time of your request for surrender ($90,000) B=The amount of your Purchase Payments still subject to withdrawal charge
  ($100,000)
C=The withdrawal charge percentage applicable to the age of each Purchase
  Payment (3%)[B x C=$3,000]
D=Your full surrender value ($87,000)


Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100, after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option(s) in which your contract is invested. IN THE EVENT THAT A PRO RATA PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $100, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.


Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $100. If you are an Oregon resident, the minimum withdrawal amount is $250 per withdrawal or an amount equal to your free withdrawal amount, as described above. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge and/or market value adjustment on certain withdrawals prior to the Annuity Date (not available in Texas). The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. Your contract prohibits use of this waiver during the first 90 days after you purchase your contract. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract.

In order to use this waiver, you must submit with your withdrawal request, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and
(3) a bill from the nursing home which shows that you met the 60 day confinement requirement.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

----------------------------------------------------------------
----------------------------------------------------------------

                            OPTIONAL LIVING BENEFITS

----------------------------------------------------------------
----------------------------------------------------------------


YOU MAY ELECT ONE OF THE OPTIONAL LIVING BENEFITS DESCRIBED BELOW. THESE FEATURES ARE DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. A FEE WILL NOT BE ASSESSED FOR THE FEATURE DESCRIBED BELOW UPON SURRENDER. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.



POLARIS INCOME REWARDS FEATURE



What is Polaris Income Rewards?



Polaris Income Rewards is an optional feature available only on contracts issued on or after May 3, 2004 and subject to state availability. If you elect this feature, for which you will be charged an annualized fee, you are guaranteed to receive withdrawals over a minimum number of years that in total equals at least the initial Purchase Payment adjusted for withdrawals, even if the contract value falls to zero. Polaris Income Rewards may offer protection in the event your contract value declines due to unfavorable investment performance.



How can I elect the feature?



You may elect the feature only at the time of contract issue and must choose either Option 1 or Option 2. The date you elect the feature (which is also the contract issue date) is your BENEFIT EFFECTIVE DATE. The earliest you may begin taking withdrawals under the benefit after a specified waiting period is the BENEFIT AVAILABILITY DATE. You cannot elect the feature if you are age 81 or older on the Benefit Effective Date. Generally, once you elect the feature, it cannot be canceled. The Polaris Income Rewards has rules and restrictions that are discussed more fully below.



How is the benefit calculated?



There are several components that comprise the integral aspects of this benefit. In order to determine the benefit's value at any point in time, we calculate each of the components as described below. We calculate Eligible Purchase Payments, Withdrawal Benefit Base, Step-Up Amount and Stepped-Up Benefit Base.



First, we determine the ELIGIBLE PURCHASE PAYMENTS according to the table below.



-----------------------------------------------------------------
  TIME ELAPSED SINCE
BENEFIT EFFECTIVE DATE   PERCENTAGE OF ELIGIBLE PURCHASE PAYMENTS
-----------------------------------------------------------------
 0-90 Days               100%
-----------------------------------------------------------------
 91 Days +               0%
-----------------------------------------------------------------



Second, we determine the WITHDRAWAL BENEFIT BASE ("WBB"). The WBB is used to calculate the amount of total guaranteed withdrawals and the annual maximum withdrawal amount available under the benefit. On the Benefit Availability Date, the WBB equals the sum of all Eligible Purchase Payments, reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.



Third, we determine a STEP UP AMOUNT which is calculated as a specified percentage of the WBB on the Benefit Availability Date. The Step-Up Amount is not a considered a Purchase Payment and cannot be used in calculating any other benefits, such as the death benefit, contract values or annuitization value.



Fourth, we determine the STEPPED-UP BENEFIT BASE ("SBB") which is the total amount available for withdrawal under the benefit and is used to calculate the minimum time period over which you may take withdrawals under the benefit. The SBB equals the WBB plus the Step-Up Amount.



Fifth, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA") which is a stated percentage of the WBB.

Finally, we determine the MINIMUM WITHDRAWAL PERIOD ("MWP") which is the minimum period at any point in time over which you may take withdrawals under the benefit. The MWP is calculated by dividing the SBB by the MAWA.



The table below is a summary of the two Polaris Income Rewards options we are offering as applicable on the Benefit Availability Date:



-------------------------------------------------------------------
                                                           MWP (IF
                                                            MAWA
                 BENEFIT                                    TAKEN
              AVAILABILITY       STEP-UP        MAWA        EACH
                  DATE            AMOUNT     PERCENTAGE     YEAR)
-------------------------------------------------------------------
 Option 1  3 years following    10% of WBB   10% of WBB   11 years
           Benefit Effective
           Date
-------------------------------------------------------------------
 Option 2  5 Years following    20% of WBB   10% of WBB   12 years
           Benefit Effective
           Date
-------------------------------------------------------------------



     Example 1:



     Assume you elect Polaris Income Rewards option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your WBB is $100,000 on the Benefit Availability Date. Your SBB equals WBB plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000). Your MAWA as of the Benefit Availability Date is 10% of your WBB ($100,000 X 10% = $10,000). The MWP is equal to the SBB divided by the MAWA which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years on or after the Benefit Availability Date.



What is the fee for Polaris Income Rewards?



The annualized Polaris Income Rewards fee will be assessed and deducted quarterly from your contract value, starting on the first quarter following the Benefit Effective Date and ending upon the termination of the benefit. If your contract value falls to zero before the benefit has been terminated, the fee will no longer be assessed.



------------------------------------------------------------
 TIME ELAPSED SINCE THE
 BENEFIT EFFECTIVE DATE             ANNUALIZED FEE
------------------------------------------------------------
 0-7 years                 0.65% of WBB
------------------------------------------------------------
 8+ years                  0.45% of WBB
------------------------------------------------------------



What is the effect of withdrawals on Polaris Income Rewards?



The benefit amount, MAWA and MWP may change over time as a result of withdrawal activity. Withdrawals equal to or less than the MAWA generally reduce the benefit by the amount of the withdrawal. Withdrawals in excess of the MAWA may reduce the benefit based on the relative size of the withdrawal in relation to the contract value at the time of the withdrawal. This means if investment performance is down and contract value is depleted, withdrawals greater than the MAWA will result in a greater reduction of the benefit. We further explain the impact of withdrawals and the effect on each component of Polaris Income Rewards through the calculations below:



     CONTRACT VALUE: Any withdrawal reduces the contract value by the amount of the withdrawal.



     WBB: Withdrawals prior to the Benefit Availability Date reduce the WBB in the same proportion that the contract value was reduced at the time of the withdrawal.



     Withdrawals after the Benefit Availability Date will not reduce the WBB until the sum of withdrawals exceeds the Step-Up amount. Thereafter, any withdrawal or portion thereof that exceeds the Step-Up Amount will reduce the WBB as follows: If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the MAWA, the WBB will be reduced by the amount of the withdrawal. If the withdrawal causes total withdrawals in the Benefit Year to exceed the MAWA, the WBB is reduced to the lesser of (a) or
     (b), where:



          a. is the WBB immediately prior to the withdrawal minus the amount of the withdrawal, or;



          b. is the WBB immediately prior to the withdrawal minus the portion of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.



     SBB: Since withdrawals prior to the Benefit Availability Date reduce the WBB proportionately, the SBB will likewise be reduced proportionately during that period of time.



     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the MAWA will reduce the SBB by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the MAWA (in that Benefit Year) reduces the SBB to the lesser of (a) or (b), where:



          a. is the SBB immediately prior to the withdrawal minus the amount of the withdrawal, or;



          b. is the SBB immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.



     MAWA: If the sum of withdrawals in a Benefit Year does not exceed the MAWA for that Benefit Year, the MAWA does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the MAWA, the MAWA will be recalculated at the start of the next Benefit Year. The new MAWA will equal the SBB on that Benefit Year anniversary divided by the MWP on that Benefit Year Anniversary. The new MAWA may be lower than your previous MAWAs.



     MWP: After each withdrawal a new MWP is calculated. If total withdrawals in a Benefit Year are less than or equal to MAWA the new MWP equals the SBB after the withdrawal divided by the current MAWA.



     During any Benefit Year in which the sum of withdrawals exceeds the MAWA, the new MWP equals the MWP calculated at the end of the prior Benefit Year reduced by one year.



     Example 2 - Impact of Withdrawals prior to the Benefit Availability Date:



     Assume you elect Polaris Income Rewards option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date. Immediately following the withdrawal, your WBB is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your WBB by the percentage by which the contract value was reduced by the withdrawal ($100,000 -- (10% X 100,000) = $90,000). Your SBB on the Benefit
     Availability Date is your WBB plus a Step-Up Amount calculated as 20% of your WBB (20% X $90,000 = $18,000). The SBB equals $108,000. Your MAWA is 10% of the WBB on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 12 years ($108,000/$9,000 = 12).



     Example 3 - Impact of Withdrawals less than or equal to MAWA after the
                 Benefit Availability Date:



     Assume you elect Polaris Income Rewards option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date. Because the withdrawal is less than or equal to your MAWA ($10,000), your SBB ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new SBB equals $112,500. Your MAWA remains $10,000. Your new MWP following the withdrawal is equal to the new SBB divided by your current MAWA, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.


     Example 4 - Impact of Withdrawals in excess of MAWA after the Benefit
                 Availability Date:



     Assume you elect Polaris Income Rewards option 2 and you invest a single Purchase Payment of $100,000. Your WBB is $100,000 and your SBB is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal. Because the withdrawal is greater than your MAWA ($10,000), we recalculate your SBB ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the SBB ($120,000 -- $15,000 = $105,000). For the second calculation, we deduct the amount of the MAWA from the SBB
     ($120,000 -- $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal. ($125,000/$5,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your SBB is the lesser of these two calculations or $105,000. The MWP following the withdrawal is equal to the MWP at the end of the prior year (12 years) reduced by one year (11 years). Your MAWA is your SBB divided by your MWP ($105,000/11) which equals $9,545.45.



What happens if my contract value is reduced to zero?



     If the contract value is zero but the SBB is greater than zero, a benefit remains payable under Polaris Income Rewards feature. While a benefit is payable under Polaris Income Rewards until the SBB is reduced to zero, the contract is terminated when the contract value equals zero. At such time, except for Polaris Income Rewards, all benefits of the contract are terminated. In that event, you may not make subsequent Purchase Payments. Therefore, under adverse market conditions, withdrawals under the benefit may reduce the contract value to zero, thereby eliminating any death benefit or future income payments.



To receive your remaining Polaris Income Rewards benefit, you may select one of the following options:



     a. lump sum distribution of the present value of the total remaining guaranteed withdrawals; or



     b. the current MAWA, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the SBB equals zero; or



     c. any payment option mutually agreeable between you and us.



If you do not select a payment option, the remaining benefit will be paid as the current MAWA on a quarterly basis.

What happens to Polaris Income Rewards upon a spousal continuation?



A spousal beneficiary of the original owner may elect to continue or cancel Polaris Income Rewards and its accompanying fee. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change as a result of a spousal continuation. A Continuation Contribution is not considered an Eligible Purchase Payment for purposes of determining the benefit. See SPOUSAL CONTINUATION below.



Can my non-spousal beneficiary elect to receive any remaining withdrawals under Polaris Income Rewards upon my death?



If the SBB is greater than zero when the original owner dies, a non-spousal beneficiary may elect to continue receiving any remaining withdrawals under the benefit. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change. If a contract value remains, the fee for the benefit will continue to be assessed. Electing to receive the remaining withdrawals will terminate any death benefit payable to the non-spousal beneficiary.



Can Polaris Income Rewards be canceled?



Once you elect the feature, you may not cancel it. The feature automatically terminates upon the occurrence of one of the following:



     1. Withdrawals in excess of MAWA in any Benefit Year reduce the SBB by 50% or more; or



     2. SBB is equal to zero; or



     3. Annuitization of the contract; or



     4. Full Surrender of the contract; or



     5. Death benefit is paid; or



     6. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.



Important Information



The Polaris Income Rewards may not guarantee an income stream based on all Purchase Payments made into your contract nor does it guarantee any investment gains. This feature also does not guarantee lifetime income payments. If you plan to make subsequent Purchase Payments over the life of your contract, which are not considered Eligible Purchase Payments under the feature, Polaris Income Rewards does not guarantee a withdrawal of a majority of those payments. You may never need to rely on Polaris Income Rewards if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.



Withdrawals under the benefit are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and any other benefits under the contract.



If you need to or are required to take minimum required distributions ("MRD") under the Internal Revenue Code ("IRC") from this contract prior to the Benefit Availability Date, you should know that withdrawals may negatively impact the value of Polaris Income Rewards. Any withdrawals taken under this benefit or under the contract, may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances.



The Polaris Income Rewards cannot be elected if you elect the Capital Protector feature. We reserve the right to limit the maximum WBB to $1 million.



Polaris Income Rewards may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative.



For prospectively issued contracts, we reserve the right to limit the investment options available under the contract if you elect Polaris Income Rewards. We reserve the right to modify, suspend or terminate Polaris Income Rewards (in its entirety or any component) at any time for prospectively issued contracts.



CAPITAL PROTECTOR FEATURE



What is Capital Protector?



The Capital Protector is an optional feature of your variable annuity. If you elect this feature, for which you will be charged an annualized fee, at the end of applicable waiting period your contract will be worth at least the amount of your initial Purchase Payment (less adjustments for withdrawals). The Capital Protector may offer protection in the event that your contract value declines due to unfavorable investment performance in your contract.



If you elect the Capital Protector, at the end of the applicable waiting period we will evaluate your contract to determine if a Capital Protector benefit is payable to you. The applicable waiting period is ten full contract years from your contract issue date. The last day in the waiting period is your benefit date, the date on which we will calculate any Capital Protector benefit payable to you.



How can I elect the feature?



You may only elect this feature at the time your contract is issued, so long as the applicable waiting period prior to receiving the benefit ends before your latest Annuity Date. You can elect this feature on your contract application. The effective date for this feature will be your contract issue date.

Capital Protector is not available if you elect Polaris Income Reward. SEE POLARIS INCOME REWARDS ABOVE.



The Capital Protector feature may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.



Can Capital Protector be Cancelled?



Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the end of the waiting period. The feature terminates automatically following the end of the waiting period. In addition, the Capital Protector will no longer be available and no benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the waiting period.


How is the benefit calculated?



The Capital Protector is a one-time adjustment to your contract value in the event that your contract value at the end of the waiting period is less than the guaranteed amount. The amount of the benefit payable to you, if any, at the end of the waiting period will be based upon the amount of your initial Purchase Payment and may also include certain portions of subsequent Purchase Payments contributed to your contract over specified periods of time, as follows:



                                         PERCENTAGE OF PURCHASE PAYMENTS
TIME ELAPSED SINCE                               INCLUDED IN THE
EFFECTIVE DATE                        CAPITAL PROTECTOR BENEFIT CALCULATION
------------------                    -------------------------------------
 0-90 days                                                100%
 91+ days                                                   0%



The Capital Protector benefit calculation is equal to your Capital Protector Base, as defined below, minus your Contract Value on the benefit date. If the resulting amount is positive, you will receive a benefit under the feature. If the resulting amount is negative, you will not receive a benefit. Your Capital Protector Base is equal to (a) minus (b) where:



     (a) is the Purchase Payments received on or after the effective date multiplied by the applicable percentages in the table above, and;



     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the effective date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.



Payment Enhancements under the Polaris Rewards feature are not considered Purchase Payments and are not used in the calculation of the Capital Protector Base.



We will allocate any benefit amount contributed to the contract value on the benefit date to the Cash Management portfolio. Any Capital Protector benefit paid is not considered a Purchase Payment for purposes of calculating other benefits. Benefits based on earnings, such as EstatePlus, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.



What is the Fee for Capital Protector?



Capital Protector is an optional feature. If elected, you will incur an additional charge for this feature. The annualized charge will be deducted from your contract value on a quarterly basis throughout the waiting period, beginning at the end of the first contract quarter following the effective date of the feature and up to and including on the benefit date. The full quarterly charge will be deducted at the time of annuitization prior to the end of the waiting period, even though no Capital Protector benefit is payable. Once the feature is terminated, as discussed above, the charge will no longer be deducted.



CONTRACT YEAR                                            ANNUALIZED FEE *
-------------                                            ----------------
 0-7                                                           0.60%
 8-10                                                          0.20%
 11+                                                            none



* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.



What Happens to Capital Protector upon a Spousal Continuation?



If your qualified spouse chooses to continue this contract upon your death, this benefit cannot be terminated. The effective date, the waiting period and the corresponding benefit payment date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.



Important Information



The Capital Protector feature may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that the Capital Protector would not protect the majority of those payments.



Since the Capital Protector feature may not guarantee a return of all Purchase Payments at the end of the waiting period, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Capital Protector benefit. For example, if near the end of the waiting period your Capital Protector Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your Contract Value to be larger than your Capital Protector Base on your benefit date, you will not receive any benefit even though you have paid for the Capital Protector feature throughout the waiting period. You should discuss subsequent Purchase Payments with your financial representative as such activity may reduce the value of this Capital Protector benefit.



We reserve the right to modify, suspend or terminate the capital protector feature (in its entirety or any component) at any time for prospectively issued contracts.

----------------------------------------------------------------
----------------------------------------------------------------
                                 DEATH BENEFIT
----------------------------------------------------------------
----------------------------------------------------------------


If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. At the time you purchase your contract, you must select one of the two death benefit options described below. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.



We will not pay a Deferred Payment Enhancement on a Purchase Payment if you die before the corresponding Deferred Payment Enhancement Date. SEE POLARIS REWARDS PROGRAM ABOVE.


We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

     1.  a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4.  any other proof satisfactory to us.


If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.


If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.


     DEFINED TERMS


The term Net Purchase Payment is used frequently in explaining these death benefit options. Net Purchase Payments is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total purchase payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "Gross Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.


IF YOU PURCHASED YOUR CONTRACT ON OR ABOUT JUNE 1, 2004, SUBJECT TO STATE AVAILABILITY, THE FOLLOWING DEATH BENEFIT PROVISIONS APPLY:



OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION



If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:



     1.  Contract value; or



     2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death plus Net Purchase Payments received after the 75th birthday but prior to the 86th birthday; or



     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, plus Net Purchase Payments received between the seventh contract anniversary but prior to the 86th birthday.



The Purchase Payment accumulation option can only be elected prior to your 75th birthday.



OPTION 2 - MAXIMUM ANNIVERSARY OPTION



If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:



     1.  Contract value; or



     2.  Net Purchase Payments received prior to your 86th birthday; or



     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary plus any Net Purchase Payments since that anniversary but prior to your 86th birthday; and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.



If the contract is issued on or after your 83rd birthday but before your 86th birthday, the death benefit is greater of:



     1.  Contract value; or



     2.  The lesser of:



          a.  Net Purchase Payments received prior to your 86th birthday; or



          b.  125% of Contract Value.



If you are age 90 or older at the time of death and selected the Maximum Anniversary death benefit, the death benefit will be equal to the contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of your death.



For contracts in which the aggregate of all Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica Life Insurance Company to the same owner are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.



IF YOU PURCHASED YOUR CONTRACT BETWEEN OCTOBER 24, 2001 AND MAY 31, 2004, THE FOLLOWING DEATH BENEFIT PROVISIONS APPLY:


OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greatest of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals in the same proportion that the Gross Withdrawal reduced contract value on the date of the Gross Withdrawal; or

     3. the contract value on the seventh contract anniversary, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Gross Withdrawals since the seventh contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each Gross Withdrawal recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

OPTION 2 -- MAXIMUM ANNIVERSARY OPTION

The death benefit is the greatest of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Net Purchase Payments; or

     3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Gross Withdrawals since the contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

If you are age 90 or older at the time of death and selected the Option 2 death benefit, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of Option 2 if:

     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.

The death benefit options on contracts issued before October 24, 2001 would be subject to a different calculation. Please see the Statement of Additional Information for details.

ESTATEPLUS

The EstatePlus benefit if elected may increase the death benefit amount. If you have earnings in your contract at the time of death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Amount"), to the death benefit payable. The contract year of your death will determine the EstatePlus percentage and the Maximum EstatePlus percentage.

The table below provides the details if you are age 69 or younger at the time we issue your contract:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE         ESTATEPLUS AMOUNT
-------------------------------------------------------------
 Years 0 - 4       25% of Earnings      40% of Net Purchase
                                        Payments
-------------------------------------------------------------
 Years 5 - 9       40% of Earnings      65% of Net Purchase
                                        Payments*
-------------------------------------------------------------
 Years 10+         50% of Earnings      75% of Net Purchase
                                        Payments*
-------------------------------------------------------------

If you are between your 70th and 81st birthdays at the time we issue your contract the table below shows the available EstatePlus benefit:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE         ESTATEPLUS AMOUNT
-------------------------------------------------------------
 All Contract      25% of Earnings      40% of Net Purchase
   Years                                Payments*
-------------------------------------------------------------

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Amount calculations.

We may offer different levels of this benefit based on the number of years you hold your contract and/or your age at the time of issue.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

What is the EstatePlus Percentage Amount?

We determine the amount of the EstatePlus benefit, based on a percentage of the earnings in your contract at the time of your death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If the earnings amount is negative, no EstatePlus amount will be added.

What is the Maximum EstatePlus Amount?

The EstatePlus benefit is subject to a maximum dollar amount. The maximum EstatePlus amount is equal to a percentage of your Net Purchase Payments.

You must elect EstatePlus at the time of contract application. Once elected, you may not terminate or change this election.


We assess a 0.25% fee for EstatePlus. On a daily basis we deduct this annual charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.



EstatePlus is not available if you are age 81 or older at the time we issue your contract. Furthermore, a Continuing Spouse cannot benefit from EstatePlus if he/she is age 81 or older on the Continuation Date. SEE SPOUSAL CONTINUATION BELOW. The EstatePlus benefit is not payable after the Latest Annuity Date. You may pay for the EstatePlus benefit and your beneficiary may never receive the benefit if you live past the Latest Annuity Date. SEE INCOME OPTIONS BELOW.



EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated. See your financial representative for information regarding availability.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ESTATEPLUS BENEFIT (IN ITS ENTIRETY OR ANY COMPONENT AT ANY TIME) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). Generally, the contract and its elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios or MVA fixed accounts, they will be subject to investment risk as was the original owner.

Upon a spouse's continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except as explained in Appendix C. SEE APPENDIX C BELOW FOR FURTHER EXPLANATION OF THE DEATH BENEFIT CALCULATIONS FOLLOWING A SPOUSAL CONTINUATION.


Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of EstatePlus. We will terminate EstatePlus if the Continuing Spouse is age 81 or older on the Continuation Date. If EstatePlus is terminated or if the Continuing Spouse dies after the latest Annuity Date, no EstatePlus benefit will be payable. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract. SEE APPENDIX C BELOW FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

----------------------------------------------------------------
----------------------------------------------------------------
                                    EXPENSES
----------------------------------------------------------------
----------------------------------------------------------------

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below. SEPARATE ACCOUNT CHARGES

The Company deducts a mortality and expense risk charge in the amount of 1.52%, annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company. Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The separate account charges are expected to result in a profit. Profit may be used for any legitimate cost or expense including distribution, depending upon market conditions.

OTHER REVENUE

We may receive compensation of up to 0.40% from the investment advisers of certain of the underlying investments of the Trust for services related to the availability of those underlying investments in the Contract.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ABOVE. If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge. You may also incur a withdrawal charge upon a full surrender.


We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 7 complete years, or 9 years if you elected to participate in the Polaris Rewards Program, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines each year a Purchase Payment is in the contract. The two withdrawal charge schedules are as follows:



WITHDRAWAL CHARGE WITHOUT THE POLARIS REWARDS PROGRAM (SCHEDULE A)



-----------------------------------------------------------------------------------------
      YEAR           1        2        3        4        5        6        7        8+
-----------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE              7%       6%       5%       4%       3%       2%       1%       0%
-----------------------------------------------------------------------------------------



WITHDRAWAL CHARGE WITH THE POLARIS REWARDS PROGRAM (SCHEDULE B)



-----------------------------------------------------------------------------------------------------------
      YEAR           1        2        3        4        5        6        7        8        9       10+
-----------------------------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE              9%       9%       8%       7%       6%       5%       4%       3%       2%       0%
-----------------------------------------------------------------------------------------------------------


When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments. SEE ACCESS TO YOUR MONEY ABOVE.


These higher potential withdrawal charges may compensate us for the expenses associated with the Polaris Rewards Program.



The Polaris Rewards feature of this contract is designed to reward long term investing. We expect that if you remain committed to this investment over the long term, we will profit as a result of fees charged over the life of your contract. However, neither the mortality and expense fees, distribution expenses, contract maintenance fee nor the investment management fees are higher on the Polaris Rewards version, than the contract without an election of the bonus feature.


Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We will not assess a withdrawal charge when you switch to the Income Phase, except when you elect to receive income payments using the Income Protector feature. If you elect to receive income payments using the Income Protector feature, we assess the entire withdrawal charge applicable to Purchase Payments remaining in your contract when calculating your income benefit base. SEE INCOME OPTIONS BELOW.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

INVESTMENT CHARGES

  INVESTMENT MANAGEMENT FEES
Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Variable Portfolios. The Fee Tables illustrate these charges and expenses. For more detailed information on these investment charges, refer to the accompanying prospectuses for the Trusts.

  12B-1 FEES


Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For AIG SunAmerica Series Trust ("SAST"), under the distribution plan which is applicable to all classes of shares, recaptured brokerage commissions will be used to make payments to SunAmerica Capital Services, Inc., the SAST's Distributor, to pay for various distribution activities on behalf of the SAST Portfolios. These distribution fees will not increase the cost of your investment or affect your return.


In addition, the 0.25% fee applicable to Class II shares of the Van Kampen Life Investment Trust, Class 2 shares of the American Funds Insurance Series and Class 3 of the Anchor Series Trust and SunAmerica Series Trust is generally used to pay financial intermediaries for services provided over the life of your contract.

For more detailed information on these Investment Charges, refer to the prospectuses for the underlying portfolios.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we subtract a contract maintenance fee from your account once per year. This charge compensates us for the cost of contract administration. We deduct the $35 contract maintenance fee ($30 in North Dakota) from your account value on your contract anniversary. If you withdraw your entire contract value, we deduct the fee from that withdrawal.


If your contract value is $50,000 or more on your contract anniversary date, we will waive the charge. This waiver is subject to change without notice.

TRANSFER FEE

Generally, we currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year ($10 in Pennsylvania and Texas). SEE INVESTMENT OPTIONS ABOVE.


OPTIONAL POLARIS INCOME REWARDS FEE



The annualized Polaris Income Rewards fee is calculated as a percentage of your Withdrawal Benefits Base. The fee will be assessed and deducted periodically from your contract value, starting on the first quarter following the Benefit Effective Date and ending upon the termination of the benefit. If your contract falls to zero before the benefit has been terminated, the fee will no longer be assessed.



TIME ELAPSED SINCE BENEFIT EFFECTIVE DATE                    ANNUALIZED FEE
-----------------------------------------                    --------------
 0-7                                                             0.65%
 8+                                                              0.55%


OPTIONAL CAPITAL PROTECTOR FEE


CONTRACT YEAR                                            ANNUALIZED CHARGE *
-------------                                            -------------------
 0-7                                                            0.60%
 8-10                                                           0.20%
 11+                                                             none



* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.


OPTIONAL ESTATEPLUS FEE

We charge 0.25% for the EstatePlus feature. On a daily basis we deduct this charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.


PREMIUM TAX


Certain states charge the Company a tax on the premiums you pay into the contract ranging from 0% to 3.5%. We deduct from your contract these premium tax charges from your contract where applicable. Currently we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

AIG SunAmerica Life may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.
----------------------------------------------------------------
----------------------------------------------------------------
                                 INCOME OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.


If you switch to the Income Phase prior to a Deferred Payment Enhancement Date, we will not allocate the corresponding Deferred Payment Enhancement to your contract. SEE POLARIS REWARDS PROGRAM ABOVE.


Income payments must begin on or before the Latest Annuity Date, which is your 95th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS


Currently, this Contract offers five income options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments based on joint lives, we pay according to Option 3 for a period of 10 years.


We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed income payments being made) may redeem any remaining guaranteed variable income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

For information regarding Income Options using the Income Protector feature, please see below. Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income options.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable and if your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable, unless otherwise elected. If income payments are fixed, AIG SunAmerica Life guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin, and in most states if a Non-qualified contract, your gender; and

     - the value of your contract in the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. See also ACCESS TO YOUR MONEY above for a discussion of when payments from a Variable Portfolio may be suspended or postponed.
----------------------------------------------------------------
----------------------------------------------------------------
                                      TAXES
----------------------------------------------------------------
----------------------------------------------------------------


NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.



ANNUITY CONTRACTS IN GENERAL



The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.



If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.



If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.



TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS



If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or
(6) which are attributable to Purchase Payments made prior to August 14, 1982.



TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(B) ELIGIBLE DEFERRED COMPENSATION PLANS)



Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.



The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.



Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.



MINIMUM DISTRIBUTIONS



Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2 regardless of when you separate from service from the employer sponsoring the plan. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.



You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.



You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.



The IRS issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.



TAX TREATMENT OF DEATH BENEFITS



Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.



Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.



If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s)could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.



CONTRACTS OWNED BY A TRUST OR CORPORATION



A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.



GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT



If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non- Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.



The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.



DIVERSIFICATION AND INVESTOR CONTROL



The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.



The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.



These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.


----------------------------------------------------------------
----------------------------------------------------------------
                                   PERFORMANCE
----------------------------------------------------------------
----------------------------------------------------------------

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When we advertise performance for periods prior to the date the contracts were first issued, we derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the subaccount was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.


----------------------------------------------------------------

----------------------------------------------------------------
                                OTHER INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

AIG SUNAMERICA LIFE

AIG SunAmerica Life is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, AIG SunAmerica Life redomesticated under the laws of the state of Arizona.

AIG SunAmerica Life and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, AIG SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. (comprising seven-wholly owned broker-dealers and two investment advisors), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.

THE SEPARATE ACCOUNT

AIG SunAmerica Life established Variable Separate Account ("separate account"), under Arizona law on January 1, 1996 when it assumed the separate account, originally established under California law on June 25, 1981. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

AIG SunAmerica Life owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by AIG SunAmerica Life. Income gains and losses (realized and unrealized) resulting from assets in the separate account are credited to or charged against the separate account without regard to other income gains or losses of AIG SunAmerica Life. Assets in the separate account are not guaranteed by AIG SunAmerica Life.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into AIG SunAmerica Life's general account. The general account consists of all of AIG SunAmerica Life's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any AIG SunAmerica Life contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We pay an initial commission of up to 8.00% of your Purchase Payment. We may also pay an annual trail commission of up to 1.50% payable quarterly as early as the second contract year. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers which may or may not be affiliated and/or certain registered representatives that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 distributes the contracts. SunAmerica Capital Services, an affiliate of

AIG SunAmerica Life, is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the accumulation phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. AIG SunAmerica Life engages in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets, nor are they material with respect to the Separate Account.

OWNERSHIP


The Polaris Platinum(II) Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Modified Guaranteed and Variable Deferred Annuity contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that we issue it directly to the owner.


INDEPENDENT ACCOUNTANTS


The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003 and financial statements of Variable Separate Account at December 31, 2003 and for each of the two years in the period ended December 31, 2003, are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

----------------------------------------------------------------
----------------------------------------------------------------
                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are tabulated below.


Separate Account..............................     3
General Account...............................     3
Performance Data..............................     4
Income Payments...............................    12
Income Protector..............................    13
Annuity Unit Values...........................    13
Death Benefit Options for Contracts Issued
  Before October 24, 2001.....................    16
Taxes.........................................    17
Distribution of Contracts.....................    23
Financial Statements..........................    23

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       APPENDIX A - CONDENSED FINANCIALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                 INCEPTION TO       FISCAL YEAR
                         PORTFOLIOS                                12/31/02           12/31/03
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Capital Appreciation (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $24.182             $25.794
                                                               (b) $24.182             $25.769
        Ending AUV..........................................   (a) $25.794             $33.529
                                                               (b) $25.769             $33.414
        Ending Number of AUs................................   (a) 137,717           1,159,548
                                                               (b) 7,742               137,361
--------------------------------------------------------------------------------------------------
  Government and Quality Bond (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $16.370             $16.472
                                                               (b) $16.370             $16.443
        Ending AUV..........................................   (a) $16.472             $16.588
                                                               (b) $16.443             $16.522
        Ending Number of AUs................................   (a) 290,385           3,984,131
                                                               (b) 50,620              497,760
--------------------------------------------------------------------------------------------------
  Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $19.417             $20.848
                                                               (b) $19.417             $20.811
        Ending AUV..........................................   (a) $20.848             $26.615
                                                               (b) $20.811             $26.501
        Ending Number of AUs................................   (a) 65,224              890,267
                                                               (b) 7,793               104,691
--------------------------------------------------------------------------------------------------
  Natural Resources (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $13.753             $15.272
                                                               (b) $13.753             $15.260
        Ending AUV..........................................   (a) $15.272             $22.162
                                                               (b) $15.260             $22.091
        Ending Number of AUs................................   (a) 3,369               166,767
                                                               (b) 3,108                33,063
--------------------------------------------------------------------------------------------------
  Aggressive Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $10.011             $10.077
                                                               (b) $10.011             $10.067
        Ending AUV..........................................   (a) $10.077             $12.720
                                                               (b) $10.067             $12.678
        Ending Number of AUs................................   (a) 9,218               142,870
                                                               (b) 527                  28,027
--------------------------------------------------------------------------------------------------
  Alliance Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $21.881             $21.940
                                                               (b) $21.881             $21.905
        Ending AUV..........................................   (a) $21.940             $27.122
                                                               (b) $21.905             $27.011
        Ending Number of AUs................................   (a) 45,029              594,386
                                                               (b) 5,469                69,502
--------------------------------------------------------------------------------------------------
  Blue Chip Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $4.530               $4.659
                                                               (b) $4.530               $4.646
        Ending AUV..........................................   (a) $4.659               $5.769
                                                               (b) $4.646               $5.739
        Ending Number of AUs................................   (a) 25,770              414,391
                                                               (b) 369                  40,274
--------------------------------------------------------------------------------------------------
  Cash Management (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $13.025             $13.018
                                                               (b) $13.025             $12.985
        Ending AUV..........................................   (a) $13.018             $12.878
                                                               (b) $12.985             $12.811
        Ending Number of AUs................................   (a) 281,453           2,514,514
                                                               (b) 94,850              261,745
--------------------------------------------------------------------------------------------------
  Corporate Bond (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a) $14.394             $14.704
                                                               (b) $14.394             $14.702
        Ending AUV..........................................   (a) $14.704             $16.174
                                                               (b) $14.702             $16.133
        Ending Number of AUs................................   (a) 115,713             946,263
                                                               (b) 2,563               149,828
--------------------------------------------------------------------------------------------------
              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

                                                                 INCEPTION TO       FISCAL YEAR
                         PORTFOLIOS                                12/31/02           12/31/03
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Davis Venture Value (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $20.108             $21.460
                                                               (b) $20.108             $21.427
       Ending AUV...........................................   (a) $21.460             $28.069
                                                               (b) $21.427             $27.956
       Ending Number of AUs.................................   (a) 115,086           1,725,140
                                                               (b) 25,333              262,216
--------------------------------------------------------------------------------------------------
 "Dogs" of Wall Street (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $8.149               $8.902
                                                               (b) $8.149               $8.901
       Ending AUV...........................................   (a) $8.902              $10.500
                                                               (b) $8.901              $10.471
       Ending Number of AUs.................................   (a) 15,055              263,040
                                                               (b) 7,757                66,688
--------------------------------------------------------------------------------------------------
 Emerging Market (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $5.486               $5.958
                                                               (b) $5.486               $5.952
       Ending AUV...........................................   (a) $5.958               $8.933
                                                               (b) $5.952               $8.902
       Ending Number of AUs.................................   (a) 11,000              186,478
                                                               (b) 1,832                42,556
--------------------------------------------------------------------------------------------------
 Federated American Leaders (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $11.895             $12.912
                                                               (b) $11.895             $12.895
       Ending AUV...........................................   (a) $12.912             $16.184
                                                               (b) $12.895             $16.122
       Ending Number of AUs.................................   (a) 60,297              226,851
                                                               (b) 7,324                27,080
--------------------------------------------------------------------------------------------------
 Foreign Value (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $8.970               $9.407
                                                               (b) $8.970               $9.390
       Ending AUV...........................................   (a) $9.407              $12.463
                                                               (b) $9.390              $12.410
       Ending Number of AUs.................................   (a) 163,234           2,457,488
                                                               (b) 12,214              361,907
--------------------------------------------------------------------------------------------------
 Global Bond (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $16.095             $16.324
                                                               (b) $16.095             $16.246
       Ending AUV...........................................   (a) $16.324             $16.611
                                                               (b) $16.246             $16.490
       Ending Number of AUs.................................   (a) 14,628              255,534
                                                               (b) 90                   37,002
--------------------------------------------------------------------------------------------------
 Global Equities (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $11.708             $12.546
                                                               (b) $11.708             $12.519
       Ending AUV...........................................   (a) $12.546             $15.584
                                                               (b) $12.519             $15.468
       Ending Number of AUs.................................   (a) 7,750                73,506
                                                               (b) 13                   10,826
--------------------------------------------------------------------------------------------------
 Growth-Income (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $20.102             $20.787
                                                               (b) $20.102             $20.749
       Ending AUV...........................................   (a) $20.787             $25.658
                                                               (b) $20.749             $25.549
       Ending Number of AUs.................................   (a) 52,756              231,147
                                                               (b) 877                  40,091
--------------------------------------------------------------------------------------------------
 Growth Opportunities (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $3.230               $3.435
                                                               (b) $3.230               $3.434
       Ending AUV...........................................   (a) $3.435               $4.557
                                                               (b) $3.434               $4.544
       Ending Number of AUs.................................   (a) 35,308              269,627
                                                               (b) 16,803               71,725
--------------------------------------------------------------------------------------------------
 High-Yield Bond (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $10.951             $11.586
                                                               (b) $10.951             $11.563
       Ending AUV...........................................   (a) $11.586             $14.978
                                                               (b) $11.563             $14.910
       Ending Number of AUs.................................   (a) 23,586              711,066
                                                               (b) 5,755               148,009
--------------------------------------------------------------------------------------------------
              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

                                                                 INCEPTION TO       FISCAL YEAR
                         PORTFOLIOS                                12/31/02           12/31/03
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
International Diversified Equities (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $6.995               $7.170
                                                               (b) $6.995               $7.157
       Ending AUV...........................................   (a) $7.170               $9.286
                                                               (b) $7.157               $9.246
       Ending Number of AUs.................................   (a) 111,291           2,207,499
                                                               (b) 13,612              271,169
--------------------------------------------------------------------------------------------------
 International Growth and Income (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $8.000               $8.330
                                                               (b) $8.000               $8.343
       Ending AUV...........................................   (a) $8.330              $11.204
                                                               (b) $8.343              $11.198
       Ending Number of AUs.................................   (a) 103,102             650,379
                                                               (b) 1,722               112,450
--------------------------------------------------------------------------------------------------
 Marsico Growth (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $7.628               $7.429
                                                               (b) $7.628               $7.419
       Ending AUV...........................................   (a) $7.429               $9.507
                                                               (b) $7.419               $9.470
       Ending Number of AUs.................................   (a) 75,347              918,445
                                                               (b) 22,137              290,269
--------------------------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $14.084             $14.930
                                                               (b) $14.084             $14.910
       Ending AUV...........................................   (a) $14.930             $17.969
                                                               (b) $14.910             $17.902
       Ending Number of AUs.................................   (a) 30,003              545,587
                                                               (b) 2,373                81,535
--------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $6.525               $6.965
                                                               (b) $6.525               $6.950
       Ending AUV...........................................   (a) $6.965               $9.392
                                                               (b) $6.950               $9.349
       Ending Number of AUs.................................   (a) 127,090           1,733,813
                                                               (b) 14,748              329,389
--------------------------------------------------------------------------------------------------
 MFS Total Return (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $18.961             $19.853
                                                               (b) $18.961             $19.815
       Ending AUV...........................................   (a) $19.853             $22.797
                                                               (b) $19.815             $22.697
       Ending Number of AUs.................................   (a) 114,386           1,504,372
                                                               (b) 17,494              198,694
--------------------------------------------------------------------------------------------------
 Putnam Growth: Voyager (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $13.178             $13.785
                                                               (b) $13.178             $13.756
       Ending AUV...........................................   (a) $13.785             $16.795
                                                               (b) $13.756             $16.718
       Ending Number of AUs.................................   (a) 26,714               91,097
                                                               (b) 3,638                14,803
--------------------------------------------------------------------------------------------------
 Real Estate (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $11.543             $11.836
                                                               (b) $11.543             $11.824
       Ending AUV...........................................   (a) $11.836             $16.050
                                                               (b) $11.824             $15.993
       Ending Number of AUs.................................   (a) 21,457              337,695
                                                               (b) 5,369                86,289
--------------------------------------------------------------------------------------------------
 Small & Mid Cap Value (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $9.180              $10.122
                                                               (b) $9.180              $10.100
       Ending AUV...........................................   (a) $10.122             $13.588
                                                               (b) $10.100             $13.525
       Ending Number of AUs.................................   (a) 107,425           1,434,738
                                                               (b) 10,354              282,420
--------------------------------------------------------------------------------------------------
 SunAmerica Balanced (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $12.518             $12.509
                                                               (b) $12.518             $12.492
       Ending AUV...........................................   (a) $12.509             $14.149
                                                               (b) $12.492             $14.093
       Ending Number of AUs.................................   (a) 8,446               233,499
                                                               (b) 12,402               46,635
--------------------------------------------------------------------------------------------------


              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

                                                                 INCEPTION TO       FISCAL YEAR
                         PORTFOLIOS                                12/31/02           12/31/03
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Technology (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $1.432               $1.716
                                                               (b) $1.432               $1.715
       Ending AUV...........................................   (a) $1.716               $2.544
                                                               (b) $1.715               $2.536
       Ending Number of AUs.................................   (a) 79,837            1,468,721
                                                               (b) 20,700              223,801
--------------------------------------------------------------------------------------------------
 Lord Abbett Series Fund Growth and Income (Inception
   Date - 09/30/02)
       Beginning AUV........................................   (a) $7.486               $8.180
                                                               (b) $7.471               $8.159
       Ending AUV...........................................   (a) $8.180              $10.556
                                                               (b) $8.159              $10.503
       Ending Number of AUs.................................   (a) 62,903              820,512
                                                               (b) 39,318              139,335
--------------------------------------------------------------------------------------------------
 Van Kampen LIT Comstock, Class II Shares (Inception
   Date - 09/30/02)
       Beginning AUV........................................   (a) $7.298               $8.101
                                                               (b) $7.296               $8.094
       Ending AUV...........................................   (a) $8.101              $10.434
                                                               (b) $8.094              $10.399
       Ending Number of AUs.................................   (a) 73,831            1,500,438
                                                               (b) 11,726              247,660
--------------------------------------------------------------------------------------------------
 Van Kampen LIT Emerging Growth, Class II Shares (Inception
   Date - 09/30/02)
       Beginning AUV........................................   (a) $7.139               $6.916
                                                               (b) $7.133               $6.906
       Ending AUV...........................................   (a) $6.916               $8.654
                                                               (b) $6.906               $8.619
       Ending Number of AUs.................................   (a) 33,388              396,216
                                                               (b) 1,754                93,581
--------------------------------------------------------------------------------------------------
 Van Kampen LIT Growth and Income, Class II Shares (Inception
   Date - 09/30/02)
       Beginning AUV........................................   (a) $8.181               $8.826
                                                               (b) $8.180               $8.197
       Ending AUV...........................................   (a) $8.826              $11.100
                                                               (b) $8.197              $11.064
       Ending Number of AUs.................................   (a) 189,460           2,716,948
                                                               (b) 16,825              341,615
--------------------------------------------------------------------------------------------------
 Balanced (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $6.410               $6.765
                                                               (b) $6.394               $6.737
       Ending AUV...........................................   (a) $6.765               $8.160
                                                               (b) $6.737               $8.106
       Ending Number of AUs.................................   (a) 96,311              881,607
                                                               (b) 13,638               99,844
--------------------------------------------------------------------------------------------------
 Conservative Growth (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $6.183               $6.589
                                                               (b) $6.188               $6.572
       Ending AUV...........................................   (a) $6.589               $8.331
                                                               (b) $6.572               $8.290
       Ending Number of AUs.................................   (a) 26,095              465,978
                                                               (b) 4,569                61,397
--------------------------------------------------------------------------------------------------
 Strategic Growth (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $6.386               $6.874
                                                               (b) $6.373               $6.842
       Ending AUV...........................................   (a) $6.874               $8.989
                                                               (b) $6.842               $8.924
       Ending Number of AUs.................................   (a) 34,328              196,663
                                                               (b) 24                   26,179
--------------------------------------------------------------------------------------------------
 American Funds Global Growth (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $10.000             $10.949
                                                               (b) $10.000             $10.936
       Ending AUV...........................................   (a) $10.949             $14.590
                                                               (b) $10.936             $14.537
       Ending Number of AUs.................................   (a) 92,435              987,076
                                                               (b) 12,106              150,027
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

                                                                 INCEPTION TO       FISCAL YEAR
                         PORTFOLIOS                                12/31/02           12/31/03
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
American Funds Growth (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $10.000             $10.884
                                                               (b) $10.000             $10.876
       Ending AUV...........................................   (a) $10.884             $14.667
                                                               (b) $10.876             $14.621
       Ending Number of AUs.................................   (a) 179,113           2,448,300
                                                               (b) 40,944              389,740
--------------------------------------------------------------------------------------------------
 American Funds Growth-Income (Inception Date - 09/30/02)
       Beginning AUV........................................   (a) $10.000             $10.884
                                                               (b) $10.000             $10.872
       Ending AUV...........................................   (a) $10.884             $14.197
                                                               (b) $10.872             $14.148
       Ending Number of AUs.................................   (a) 264,424           3,073,765
                                                               (b) 30,474              484,620
--------------------------------------------------------------------------------------------------
 Nations Asset Allocation (Inception Date - 04/07/03)
       Beginning AUV........................................   (a) N/A                  $8.229
                                                               (b) N/A                  $8.200
       Ending AUV...........................................   (a) N/A                  $9.608
                                                               (b) N/A                  $9.557
       Ending Number of AUs.................................   (a) N/A                  50,082
                                                               (b) N/A                      51
--------------------------------------------------------------------------------------------------
 Nations High Yield Bond (Inception Date - 04/07/03)
        Beginning AUV.......................................   (a) N/A                 $11.013
                                                               (b) N/A                 $10.964
        Ending AUV..........................................   (a) N/A                 $13.182
                                                               (b) N/A                 $13.100
        Ending Number of AUs................................   (a) N/A                 154,070
                                                               (b) N/A                  11,170
--------------------------------------------------------------------------------------------------
  Nations Marsico Focused Equities (Inception
    Date - 04/07/03)
       Beginning AUV........................................   (a) N/A                  $7.372
                                                               (b) N/A                  $7.333
       Ending AUV...........................................   (a) N/A                  $9.382
                                                               (b) N/A                  $9.315
       Ending Number of AUs.................................   (a) N/A                 371,681
                                                               (b) N/A                  11,251
--------------------------------------------------------------------------------------------------
 Nations Marsico Growth (Inception Date - 04/07/03)
       Beginning AUV........................................   (a) N/A                  $6.791
                                                               (b) N/A                  $6.760
       Ending AUV...........................................   (a) N/A                  $8.602
                                                               (b) N/A                  $8.547
       Ending Number of AUs.................................   (a) N/A                  89,757
                                                               (b) N/A                   6,744
--------------------------------------------------------------------------------------------------
 Nations Marsico 21st Century (Inception Date - 04/07/03)
       Beginning AUV........................................   (a) N/A                  $7.488
                                                               (b) N/A                  $7.454
       Ending AUV...........................................   (a) N/A                 $10.705
                                                               (b) N/A                 $10.636
       Ending Number of AUs.................................   (a) N/A                  13,567
                                                               (b) N/A                     916
--------------------------------------------------------------------------------------------------
 Nations Marsico International Opportunities (Inception
   Date - 04/07/03)
       Beginning AUV........................................   (a) N/A                  $8.569
                                                               (b) N/A                  $8.546
       Ending AUV...........................................   (a) N/A                 $11.886
                                                               (b) N/A                 $11.833
       Ending Number of AUs.................................   (a) N/A                 119,127
                                                               (b) N/A                   7,071
--------------------------------------------------------------------------------------------------
 Nations Mid Cap Growth (Inception Date - 04/07/03)
       Beginning AUV........................................   (a) N/A                  $5.745
                                                               (b) N/A                  $5.332
       Ending AUV...........................................   (a) N/A                  $7.295
                                                               (b) N/A                  $6.757
       Ending Number of AUs.................................   (a) N/A                  59.774
                                                               (b) N/A                   4,127
--------------------------------------------------------------------------------------------------
        AU - Accumulation Unit
        AUV - Accumulation Unit Value
        (a) Without election of the optional EstatePlus feature
        (b) With election of the optional EstatePlus feature

                                                                 INCEPTION TO       FISCAL YEAR
                         PORTFOLIOS                                12/31/02           12/31/03
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Nations Small Company (Inception Date - 04/07/03)
       Beginning AUV........................................   (a) N/A                  $6.885
                                                               (b) N/A                  $6.845
       Ending AUV...........................................   (a) N/A                  $9.606
                                                               (b) N/A                  $9.532
       Ending Number of AUs.................................   (a) N/A                  66,928
                                                               (b) N/A                   4,725
--------------------------------------------------------------------------------------------------
 Nations Value (Inception Date - 04/07/03)
       Beginning AUV........................................   (a) N/A                  $7.226
                                                               (b) N/A                  $7.186
       Ending AUV...........................................   (a) N/A                  $9.431
                                                               (b) N/A                  $9.360
       Ending Number of AUs.................................   (a) N/A                 171,341
                                                               (b) N/A                   9,090
--------------------------------------------------------------------------------------------------
       AU - Accumulation Unit
       AUV - Accumulation Unit Value
       (a) Without election of the optional EstatePlus feature
       (b) With election of the optional EstatePlus feature

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA") AND FIXED ADVANTAGE 7 ACCOUNT
                                     OPTION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Multi-year FAGPs may not be available if you purchase your contract on or after June 1, 2004. If you take money out of any available multi-year FAGP, before the end of the guarantee period, we make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA does not apply to any available one-year fixed account. The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA.



The information in this Appendix applies only if you take money out of a FAGP (with a duration longer than 1 year) before the end of the guarantee period.



We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.



Where the MVA is negative, we first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.



The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:



                            [(1+I/(1+J+L)](N/12) - 1



where:



     I is the interest rate you are earning on the money invested in the FAGP;



     J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP;



     N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP; and



     L is 0.005 (some states require a different value. Please see your contract.)



We do not assess an MVA against withdrawals from an FAGP under the following circumstances:



     - If a withdrawal is made within 30 days after the end of a guarantee period;



     - If a withdrawal is made to pay contract fees and charges;



     - To pay a death benefit; and



     - Upon beginning an income option, if occurring on the Latest Annuity Date.



EXAMPLES OF THE MVA



The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee periods available or Surrender Charges applicable under your contract.



The examples below assume the following:



     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;



     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N=18);



     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and



     (4) Your contract was issued in a state where L=0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES



Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free look amount.



The MVA factor is= [(1+I/(1+J+0.005)](N/12) - 1


                 = [(1.05)/(1.04+0.005)](18/12) - 1


                 = (1.004785)(1.5) - 1


                 = 1.007186 - 1


                 = +0.007186



The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:


                         $4,000 X (+0.007186) = +$28.74



$28.74 represents the positive MVA that would be added to the withdrawal.



NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES



Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls with the free withdrawal amount.



The MVA factor is= [(1+I)/(1+J+0.005)](N/12) - 1


                 = [(1.05)/(1.06+0.005)](18/12) - 1


                 = (0.985915)(1.5) - 1


                 = 0.978948 - 1


                 = -0.021052



The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:


                         $4,000 X (-0.021052) = -$84.21



$84.21 represents the negative MVA that will be deducted from the money remaining in the 3-year FAGP.



POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES



Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.



The MVA factor is= [(1+I)/(I+J+0.005)](N/12) - 1


                 = [(1.05)/(1.04+0.005)](18/12) - 1


                 = (1.004785)(1.5) - 1


                 = 1.007186 - 1


                 = +0.007186



The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:


                         $3,760 X (+0.007186) = +$27.02



$27.02 represents the positive MVA that would be added to the withdrawal.



NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES



Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is= [(1+I)/(I+J+0.005)](N/12) - 1


                 = [(1.05)/(1.06+0.005)](18/12) - 1


                 = (0.985915)(1.5) - 1


                 = 0.978948 - 1


                 = -0.021052



The requested withdrawal amount, less the withdrawal charge ($4,000 -6% = $3,760) is multiplied by the MVA factor to determine the MVA:


                         $3,760 X (-0.021052) = -$79.16



$79.16 represents the negative MVA that would be deducted from the withdrawal.



FIXED ADVANTAGE 7 ACCOUNT OPTION



Fixed Advantage 7 is an additional seven-year fixed account option available in your contract (if you have not elected to participate in the Principal Rewards program) and will generally offer a different interest rate than the other fixed account options in your contract. Only Purchase Payments made during the first 90 days following issuance of your contract can be invested in Fixed Advantage
7. If you inadvertently allocate any Purchase Payments to Fixed Advantage 7 after the first 90 days of your contract, we will allocate those funds according to your last Variable Portfolio allocation instructions, unless we receive different instructions from you. At the end of the 7-year guarantee period, the entire balance in Fixed Advantage 7 will be automatically transferred into those funds according to your last Variable Portfolio allocation instructions, unless we receive different instructions from you. If your previous instructions did not include allocation to Variable Portfolios, we will transfer any funds into the Cash Management Variable Portfolio. These automatic transfers do not count against the number of free annual transfers.



You cannot transfer money out of Fixed Advantage 7 prior to the end of the 7-year guarantee period; however, you may elect to systematically transfer the interest earned in this account to other Variable Portfolios at any time either monthly, quarterly, semi-annually or annually. If you make a full or partial withdrawal from your contract, you will be subject to a market value adjustment on all funds invested in the multi-year fixed accounts including Fixed Advantage 7 and any applicable surrender charges. See APPENDIX B below.



You will not be subject to a market value adjustment if:



     (1) you systematically transfer interest earned to other Variable Portfolios as part of the DCA program;



     (2) a death benefit is paid;



     (3) any withdrawal is made to pay fees or charges; or



     (4) any amount automatically transferred at the end of the guarantee period.



FIXED ADVANTAGE 7 IS ONLY AVAILABLE IF YOU DO NOT ELECT TO PARTICIPATE IN THE PRINCIPAL REWARDS PROGRAM. IT MAY NOT BE AVAILABLE IN ALL STATES.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Capitalized terms used in this Appendix have the same meaning as they have in prospectus.



The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawal, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.



The term "withdrawals" as used in describing the death benefit options below is defined as withdrawals and any fees and charges applicable to those withdrawals.



The following details the death benefit options and EstatePlus benefit upon the Continuing Spouse's death:



The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original owner of the contract and the age of the Continuing Spouse as of the Continuation Date.



A.  DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:



     1. Purchase Payment Accumulation Option



          If the original owner of the contract elected OPTION 1, PURCHASE PAYMENT ACCUMULATION OPTION, and the Continuing Spouse is age 74 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:



          a. Contract value; or


          b. Contract value on the Continuation Date plus Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death; plus Continuation Net Purchase Payments received after the Continuing Spouse's 75th birthday to the earlier of the Continuing Spouse's 86th birthday or date of death; or


          c. Contract value on the seventh contract anniversary (from the issue date of the original owner), reduced for Gross Withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, plus Net Purchase Payments received between the seventh contract anniversary date but prior to the Continuing Spouse's 86th birthday.



          If the Continuing Spouse is age 75-82 on the Continuation Date, then the death benefit will be the greatest of:



          a. Contract value; or


          b. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or


          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, plus any Net Purchase Payments received since that anniversary date prior to the Continuing Spouse's 86th birthday, and reduced for any Gross Withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.



          If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greatest of:



          a. Contract value; or


          b. the lesser of:



             (1) Contract value on the Continuation Date plus Continuation Net
                 Purchase Payments received prior to the Continuing Spouse's 86th birthday; or



             (2) 125% of the contract value.



          If the Continuing Spouse is age 86 or older as of the Continuation Date and the original owner of the contract elected the Purchase Payment Accumulation death benefit, the death benefit will be equal to the contract value.



     2. Maximum Anniversary Value Option



          If the original owner of the contract elected Option 2, Maximum Anniversary Option, and the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:



          a. Contract value; or


          b. Contract value on the Continuation Date plus Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or


          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation

             Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, plus any Continuation Net Purchase Payments received since that anniversary date prior to the Continuing Spouse's 86th birthday, and reduced for any Gross Withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.



          If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greater of:



          a. Contract value; or


          b. the lesser of:



             (3) Contract value on the Continuation Date plus any Continuation
                 Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or



             (4) 125% of the contract value.



          If the Continuing Spouse is age 86 or older at the time of death, under the Maximum Anniversary death benefit, their Beneficiary will receive only the contract value.



Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued on or before May 31, 2004.



B. THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:



The EstatePlus benefit may increase the death benefit amount. The EstatePlus benefit is only available if the original owner elected EstatePlus and it has not been terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable, based on the number of years the Continuing Spouse has held the contract since the Continuation Date. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.



On the Continuation Date, if the Continuing Spouse is 69 or younger and a Continuation Contribution is added, the table below shows the available EstatePlus benefit:



-------------------------------------------------------------------
 CONTRACT YEAR          ESTATEPLUS                 MAXIMUM
    OF DEATH            PERCENTAGE            ESTATEPLUS AMOUNT
-------------------------------------------------------------------
 Years (0-4)       25% of Earnings         40% of Continuation Net
                                           Purchase Payments
-------------------------------------------------------------------
 Years (5-9)       40% of Earnings         65% of Continuation Net
                                           Purchase Payments*
-------------------------------------------------------------------
 Years (10+)       50% of Earnings         75% of Continuation Net
                                           Purchase Payments*
-------------------------------------------------------------------



On the Continuation Date, if the Continuing Spouse is between your 70th and 81st birthdays and a Continuation Contribution is added, table below shows the available EstatePlus benefit:



-------------------------------------------------------------------
 CONTRACT YEAR          ESTATEPLUS                 MAXIMUM
    OF DEATH            PERCENTAGE            ESTATEPLUS AMOUNT
-------------------------------------------------------------------
 All Contract      25% of Earnings         40% of Continuation Net
   Years                                   Purchase Payments*
-------------------------------------------------------------------



* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum Estate Plus Percentage calculation.



If a Continuation Contribution is not added on the Continuation Date, the Continuing Spouse's age as of the original contract issue date is used to calculate the EstatePlus benefit, if any.



What is the Contract Year of Death?


Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.



What is the EstatePlus amount?


We determine the EstatePlus amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where



     (1) equals the contract value on the Continuing Spouse's date of death;



     (2) equals the Continuation Net Purchase Payment(s).



What is the Maximum EstatePlus amount?


The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus amount is a percentage of the Continuation Net Purchase Payments.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 APPENDIX D - POLARIS REWARDS PROGRAM EXAMPLES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

I.  DEFERRED PAYMENT ENHANCEMENT


If you elect to participate in the Polaris Rewards Program at contract issue, we contribute at least 2% of each Purchase Payment to your contract for each Purchase Payment we receive as an Upfront Payment Enhancement. Any applicable Deferred Payment Enhancement is allocated to your contract on the corresponding Deferred Payment Enhancement Date and, if declared by the Company, is a percentage of your remaining Purchase Payment on the Deferred Payment Enhancement Date. Deferred Purchase Payment Enhancements are reduced proportionately by partial withdrawals of that Purchase Payment prior to the Deferred Payment Enhancement Date.


The examples that follow assume an initial Purchase Payment of $125,000 and that the Deferred Payment Enhancement is 1%.

For purposes of the example, the Deferred Payment Enhancement Date is the 9th anniversary of the Purchase Payment.

     EXAMPLE 1 -- NO WITHDRAWALS ARE MADE

The Upfront Payment Enhancement allocated to your contract is $2,500 (2% of $125,000).

On your 9th contract anniversary, the Deferred Payment Enhancement Date, your Deferred Payment Enhancement of $1,250 (1% of your remaining Purchase Payment or $125,000) will be allocated to your contract.

     EXAMPLE 2 -- WITHDRAWAL MADE PRIOR TO DEFERRED PAYMENT ENHANCEMENT DATE

As in Example 1, your Upfront Payment Enhancement is $2,500.

This example also assumes the following:

     1. Your contract value on your 5th contract anniversary is $190,000.

     2. You request a withdrawal of $75,000 on your 5th contract anniversary.

     3. No subsequent Purchase Payments have been made.

     4. No prior withdrawals have been taken.

     5. Funds are not allocated to any of the MVA Fixed Accounts.

On your 5th contract anniversary, your penalty-free earnings in the contract are $65,000 ($190,000 contract value less your $125,000 investment in the contract). Therefore, you are withdrawing $10,000 of your initial Purchase Payment. Your contract value will also be reduced by a $500 withdrawal charge on the $10,000 Purchase Payment (5% of $10,000). Your gross withdrawal is $75,500 of which $10,500 constitutes part of your Purchase Payment.

The withdrawal of $10,500 of your $125,000 Purchase Payment is a withdrawal of 8.4% of your Purchase Payment. Therefore, only 91.6%, or $114,500, of your initial Purchase Payment remains in your contract.

On your 9th contract anniversary, the Deferred Payment Enhancement Date, assuming no other transactions occur affecting the Purchase Payment, we allocate your Deferred Payment Enhancement of $1,145 (1% of your remaining Purchase Payment, $114,500) to your contract.

II.  90 DAY WINDOW

The following hypothetical examples assume that the Company is offering Upfront and Deferred Payment Enhancements in accordance with this chart at the time each Purchase Payment is received:

----------------------------------------------------------------------
                        UPFRONT      DEFERRED           DEFERRED
                        PAYMENT       PAYMENT           PAYMENT
                      ENHANCEMENT   ENHANCEMENT       ENHANCEMENT
 ENHANCEMENT LEVEL       RATE          RATE               DATE
----------------------------------------------------------------------
 Under $40,000             2%            0%       N/A
----------------------------------------------------------------------
 $40,000 - $99,999         4%            0%       N/A
----------------------------------------------------------------------
 $100,000 - $499,999       4%            1%       Nine years from the
                                                  date we receive each
                                                  Purchase Payment.
----------------------------------------------------------------------
 $500,000 - more           4%            2%       Nine years from the
                                                  date we receive each
                                                  Purchase Payment.
----------------------------------------------------------------------


Contracts issued with the Polaris Rewards feature after April 3, 2000, may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, we will total your Purchase Payments remaining in your contract at that time, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued.


This example assumes the following:

     1. Above Enhancement Levels, Rates and Dates throughout the first 90 days.

     2. No withdrawal in the first 90 days.

     3. Initial Purchase Payment of $35,000 on December 1, 2000.

     4. Subsequent Purchase Payment of $40,000 on January 15, 2001.

     5. Subsequent Purchase Payment of $25,000 on January 30, 2001.

     6. Subsequent Purchase Payment of $7,500 on February 12, 2001.

ENHANCEMENT AT THE TIME PURCHASE PAYMENTS ARE RECEIVED

----------------------------------------------------------------------------------
                                                                     DEFERRED
                         PURCHASE     UPFRONT      DEFERRED          PAYMENT
    DATE OF              PAYMENT      PAYMENT       PAYMENT        ENHANCEMENT
    PURCHASE PAYMENT      AMOUNT    ENHANCEMENT   ENHANCEMENT          DATE
----------------------------------------------------------------------------------
     December 1, 2000    $35,000         2%            0%              N/A
----------------------------------------------------------------------------------
     January 15, 2001    $40,000         4%            0%              N/A
----------------------------------------------------------------------------------
     January 30, 2001    $25,000         4%            1%        January 30, 2010
----------------------------------------------------------------------------------
     February 12, 2001   $ 7,500         4%            1%       February 12, 2010
----------------------------------------------------------------------------------

ENHANCEMENT ADJUSTMENTS ON THE 90TH DAY FOLLOWING CONTRACT ISSUE

The sum of all Purchase Payments made in the first 90 days of the contract equals $107,500. According to the Enhancement Levels in effect at the time this contract was issued, a $107,500 Purchase Payment would have received a 4% Upfront Payment Enhancement and a 1% Deferred Payment Enhancement. Under the 90 Day Window provision all Purchase Payments made within those first 90 days would receive the benefit of the parameters in place at the time the contract was issued, as if all of the Purchase Payments were received on the date of issue. Thus, the first two Purchase Payments would be adjusted on the 90th day following contract issue, as follows:

----------------------------------------------------------------------------------
                                                                     DEFERRED
                         PURCHASE     UPFRONT      DEFERRED          PAYMENT
    DATE OF              PAYMENT      PAYMENT       PAYMENT        ENHANCEMENT
    PURCHASE PAYMENT      AMOUNT    ENHANCEMENT   ENHANCEMENT          DATE
----------------------------------------------------------------------------------
     December 1, 2000    $35,000         4%            1%        December 1, 2009
----------------------------------------------------------------------------------
     January 15, 2001    $40,000         4%            1%        January 15, 2010
----------------------------------------------------------------------------------
     January 30, 2001    $25,000         4%            1%        January 30, 2010
----------------------------------------------------------------------------------
     February 12, 2001   $ 7,500         4%            1%       February 12, 2010
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   Please forward a copy (without charge) of the Polaris Platinum(II) Variable Annuity Statement of Additional Information to:


              (Please print or type and fill in all information.)

        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip

        Date: ------------------------------ Signed: ---------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                            [POLARIS PROTECTOR LOGO]

                                   PROSPECTUS

                                  MAY 3, 2004



Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 AIG SUNAMERICA LIFE ASSURANCE COMPANY
important information about the                   in connection with
Variable Annuity.                             VARIABLE SEPARATE ACCOUNT
                                              The annuity has several investment choices - both fixed account options and
To learn more about the annuity               Variable Portfolios listed below. The fixed account options may include
offered by this prospectus, you can           specified periods and DCA accounts. The Variable Portfolios are part of the
obtain a copy of the Statement of             American Funds Insurance Series ("AFIS"), Anchor Series Trust ("AST"),
Additional Information ("SAI") dated          SunAmerica Series Trust ("SAST"), Lord Abbett Series Fund, Inc. ("LASF")
May 3, 2004. The SAI has been filed           and the Van Kampen Life Investment Trust ("VKT") (collectively, the
with the Securities and Exchange              "Trusts").
Commission ("SEC") and is
incorporated by reference into this           STOCKS:
prospectus. The Table of Contents of              MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
the SAI appears at the end of this                  - Aggressive Growth Portfolio                                    SAST
prospectus. For a free copy of the                  - Blue Chip Growth Portfolio                                     SAST
SAI, call Us at (800) 445-SUN2 or                   - "Dogs" of Wall Street Portfolio*                               SAST
write to Us at Our Annuity Service                  - Growth Opportunities Portfolio                                 SAST
Center, P.O. Box 54299, Los Angeles,              MANAGED BY ALLIANCEBERNSTEIN
California 90054-0299.                              - Small & Mid Cap Value Portfolio                                SAST
                                                  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
In addition, the SEC maintains a                    - Alliance Growth Portfolio                                      SAST
website (http://www.sec.gov) that                   - Global Equities Portfolio                                      SAST
contains the SAI, materials                         - Growth-Income Portfolio                                        SAST
incorporated by reference and other               MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
information filed electronically with               - American Funds Global Growth Portfolio                         AFIS
the SEC by AIG SunAmerica Life                      - American Funds Growth Portfolio                                AFIS
Assurance Company.                                  - American Funds Growth-Income Portfolio                         AFIS
                                                  MANAGED BY DAVIS ADVISORS
ANNUITIES INVOLVE RISKS, INCLUDING                  - Davis Venture Value Portfolio                                  SAST
POSSIBLE LOSS OF PRINCIPAL, AND ARE                 - Real Estate Portfolio                                          SAST
NOT A DEPOSIT OR OBLIGATION OF, OR                MANAGED BY FEDERATED EQUITY MANAGEMENT
GUARANTEED OR ENDORSED BY, ANY BANK.                - Federated American Leaders Portfolio*                          SAST
THEY ARE NOT FEDERALLY INSURED BY THE               - Telecom Utility Portfolio                                      SAST
FEDERAL DEPOSIT INSURANCE                         MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.
CORPORATION, THE FEDERAL RESERVE                    - Goldman Sachs Research Portfolio                               SAST
BOARD OR ANY OTHER AGENCY.                        MANAGED BY LORD, ABBETT & CO.
                                                    - Lord Abbett Series Fund Growth and Income Portfolio            LASF
This variable annuity provides an                 MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
optional bonus feature called                       - Marsico Growth Portfolio                                       SAST
"Polaris Rewards". If you elect this              MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
feature, in exchange for bonuses                    - MFS Massachusetts Investors Trust Portfolio                    SAST
credited to your contract, your                     - MFS Mid-Cap Growth Portfolio                                   SAST
surrender charge schedule will be                 MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
longer and greater than if you chose                - Emerging Markets Portfolio                                     SAST
not to elect this feature. These                    - International Growth and Income Portfolio                      SAST
withdrawal charges may offset the                   - Putnam Growth: Voyager Portfolio                               SAST
value of any bonus, if you make an                MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
early withdrawal.                                   - Foreign Value Portfolio                                        SAST
                                                  MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT
                                                    - International Diversified Equities Portfolio                   SAST
                                                    - Technology Portfolio                                           SAST
                                                    - Van Kampen LIT Comstock Portfolio, Class II Shares*             VKT
                                                    - Van Kampen LIT Emerging Growth Portfolio, Class II Shares       VKT
                                                    - Van Kampen LIT Growth and Income Portfolio, Class II Shares     VKT
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Capital Appreciation Portfolio                                  AST
                                                    - Growth Portfolio                                                AST
                                                    - Natural Resources Portfolio                                     AST
                                              BALANCED:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORPORATION
                                                    - SunAmerica Balanced Portfolio                                  SAST
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Total Return Portfolio                                     SAST
                                                  MANAGED BY WM ADVISORS, INC
                                                    - Asset Allocation Portfolio                                      AST
                                              BONDS:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - High-Yield Bond Portfolio                                      SAST
                                                  MANAGED BY FEDERATED INVESTMENT MANAGEMENT
                                                    - Corporate Bond Portfolio                                       SAST
                                                  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                                                    - Global Bond Portfolio                                          SAST
                                                  MANAGED BY VAN KAMPEN
                                                    - Worldwide High Income Portfolio                                SAST
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                    - Government & Quality Bond Portfolio                             AST
                                              CASH:
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                    - Cash Management Portfolio                                      SAST
                                              * "Dogs" of Wall Street is an equity fund seeking total return. Federated
                                              American Leaders is an equity fund seeking growth of capital and income.
                                                Van Kampen LIT Comstock is an equity fund seeking capital growth and income.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
     ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

----------------------------------------------------------------
----------------------------------------------------------------
                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
----------------------------------------------------------------
----------------------------------------------------------------


AIG SunAmerica Life's Annual Report on Form 10-K for the year ended December 31, 2003, File No. 033-47472, is incorporated herein by reference.


All documents or reports filed by AIG SunAmerica Life under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supercede documents incorporated by reference.

AIG SunAmerica Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342 (File No. 811-21039).

AIG SunAmerica Life is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, AIG SunAmerica Life and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by AIG SunAmerica Life.

AIG SunAmerica Life will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to AIG SunAmerica Life's Annuity Service Center, as follows:

       AIG SunAmerica Life Assurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       Telephone Number: (800) 445-SUN2

----------------------------------------------------------------
----------------------------------------------------------------
         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
----------------------------------------------------------------
----------------------------------------------------------------

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to AIG SunAmerica Life's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for AIG SunAmerica Life's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of AIG SunAmerica Life in connection with the securities registered under this prospectus, AIG SunAmerica Life will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. AIG SunAmerica Life will be governed by final judgment of the issue. However, if in the opinion of AIG SunAmerica Life's counsel, this issue has been determined by controlling precedent, AIG SunAmerica Life will not submit the issue to a court for determination.

 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
                             TABLE OF CONTENTS
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...................      2
 SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION....      2
 GLOSSARY..........................................................      3
 HIGHLIGHTS........................................................      4
 FEE TABLES........................................................      5
       Owner Transaction Expenses..................................      5
       Optional Income Protector Fee...............................      5
       Contract Maintenance Fee....................................      5
       Annual Separate Account Expenses............................      5
       Optional EstatePlus Fee.....................................      5
       Optional Polaris Income Rewards Fee.........................      5
       Optional Capital Protector Fee..............................      5
       Portfolio Expenses..........................................      5
 EXAMPLES..........................................................      6
 THE POLARIS PROTECTOR VARIABLE ANNUITY............................      8
 PURCHASING A POLARIS PROTECTOR VARIABLE ANNUITY...................      8
       Allocation of Purchase Payments.............................      9
       Polaris Rewards Program.....................................      9
       Accumulation Units..........................................     10
       Free Look...................................................     11
 INVESTMENT OPTIONS................................................     11
       Variable Portfolios.........................................     11
           American Funds Insurance Series.........................     11
           Anchor Series Trust.....................................     11
           Lord Abbett Series Fund, Inc............................     12
           SunAmerica Series Trust.................................     12
           Van Kampen Life Investment Trust........................     12
       Fixed Account Options.......................................     12
       Asset Allocation Program....................................     13
       Transfers During the Accumulation Phase.....................     14
       Dollar Cost Averaging.......................................     15
       Asset Allocation Rebalancing Program........................     15
       Return Plus Program.........................................     16
       Voting Rights...............................................     16
       Substitution................................................     16
 ACCESS TO YOUR MONEY..............................................     16
       Systematic Withdrawal Program...............................     18
       Nursing Home Waiver.........................................     18
       Minimum Contract Value......................................     18
 LIVING BENEFITS...................................................     18
       Polaris Income Rewards......................................     18
       Capital Protector...........................................     22
       Income Protector............................................     23
 DEATH BENEFIT.....................................................     25
       Purchase Payment Accumulation Option........................     26
       Maximum Anniversary Option..................................     26
       EstatePlus..................................................     27
       Spousal Continuation........................................     28
 EXPENSES..........................................................     28
       Annual Separate Account Expenses............................     28
       Withdrawal Charges..........................................     28
       Investment Charges..........................................     29
       Contract Maintenance Fee....................................     29
       Transfer Fee................................................     29
       Optional Polaris Income Rewards Fee.........................     30
       Optional Capital Protector Fee..............................     30
       Optional EstatePlus Fee.....................................     30
       Optional Income Protector Fee...............................     30
       Premium Tax.................................................     30
       Income Taxes................................................     30
       Reduction or Elimination of Charges and Expenses, and            30
        Additional Amounts Credited................................
 INCOME OPTIONS....................................................     30
       Annuity Date................................................     30
       Income Options..............................................     31
       Fixed or Variable Income Payments...........................     31
       Income Payments.............................................     31
       Transfers During the Income Phase...........................     32
       Deferment of Payments.......................................     32
       Note to Qualified Contract Holders..........................
 TAXES.............................................................     32
       Annuity Contracts in General................................     32
       Tax Treatment of Distributions - Non-qualified Contracts....     32
       Tax Treatment of Distributions - Qualified Contracts........     33
       Minimum Distributions.......................................     33
       Tax Treatment of Death Benefits.............................     33
       Contracts Owned by a Trust or Corporation...................     34
       Gifts, Pledges and/or Assignments of a Non-Qualified             34
        Contract...................................................
       Diversification and Investor Control........................     34
 PERFORMANCE.......................................................     34
 OTHER INFORMATION.................................................     35
       AIG SunAmerica Life.........................................     35
       The Separate Account........................................     35
       The General Account.........................................     35
       Distribution of the Contract................................     35
       Administration..............................................     36
       Legal Proceedings...........................................     36
       Ownership...................................................     36
       Independent Accountants.....................................     36
       Registration Statement......................................     36
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION..........     36
 APPENDIX A - CONDENSED FINANCIALS.................................    A-1
 APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA") AND FIXED ADVANTAGE 7    B-1
  ACCOUNT OPTION...................................................
 APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION........    C-1
 APPENDIX D - HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME      D-1
  PROTECTOR FEATURE................................................
 APPENDIX E - POLARIS REWARDS PROGRAM EXAMPLES.....................    E-1
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
                                 GLOSSARY
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 We  have capitalized some of the technical terms used in this prospectus.
 To help  you  understand  these  terms, We  have  defined  them  in  this glossary.
 ACCUMULATION  PHASE -  The period during  which you invest  money in your contract.
 ACCUMULATION UNITS - A measurement We  use to calculate the value of  the variable portion of your contract during the Accumulation Phase.
 ANNUITANT(S)  -  The  person(s)  on whose  life  (lives)  We  base income payments.
 ANNUITY DATE  -  The date  on  which income  payments  are to  begin,  as selected by you.
 ANNUITY  UNITS - A measurement  We use to calculate  the amount of income payments you receive from  the variable portion  of your contract  during the Income Phase.
 BENEFICIARY  - The  person designated to  receive any  benefits under the contract if you or the Annuitant dies.
 COMPANY - AIG SunAmerica Life Assurance Company, AIG SunAmerica Life, we,
 us, the insurer which issues this contract. Only "AIG SunAmerica Life" is a capitalized term in the prospectus.
 INCOME PHASE - The period during which We make income payments to you.
 IRS - The Internal Revenue Service.
 LATEST ANNUITY DATE - Your  95th birthday or tenth contract  anniversary, whichever is later.
 NON-QUALIFIED  (CONTRACT) - A contract  purchased with after-tax dollars.
 In general, these  contracts are  not under any  pension plan,  specially sponsored program or individual retirement account ("IRA").
 PAYMENT  ENHANCEMENT(S) - The amount(s) allocated  to your contract by Us under the Polaris Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.
 POLARIS REWARDS PROGRAM - A  program that provides a payment  enhancement in exchange for a surrender charge that declines over 9 years.
 PURCHASE PAYMENTS - The money you give Us to buy the contract, as well as any  additional money you give Us to invest in the contract after you own
 it.
 QUALIFIED (CONTRACT) -  A contract purchased  with pretax dollars.  These contracts  are  generally  purchased  under  a  pension  plan,  specially sponsored program or IRA.
 TRUSTS - Refers  to the  American Funds Insurance  Series, Anchor  Series
 Trust,  the SunAmerica Series  Trust, and Lord  Abbett Series Fund, Inc.,
 Van Kampen Life Investment Trust collectively.
 VARIABLE PORTFOLIO(S) - The  variable investment options available  under the  contract. Each Variable  Portfolio has its  own investment objective and is  invested in  the  underlying investments  of the  American  Funds
 Insurance  Series, Anchor Series Trust,  the SunAmerica Series Trust, and
 Lord Abbett  Series Fund,  Inc., Van  Kampen Life  Investment Trust.  The
 underlying investment portfolios may be referred to as Underlying Funds.

----------------------------------------------------------------
----------------------------------------------------------------
                                   HIGHLIGHTS
----------------------------------------------------------------
----------------------------------------------------------------


The Polaris Protector Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. You may also elect to participate in the Polaris Rewards Program of the contract that can provide you with Payment Enhancements to invest in your contract. If you elect participation in this feature, your contract will be subject to a longer surrender charge schedule. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.


FREE LOOK: If you cancel your contract within 10 days after receiving it (or whatever period is required in your state), We will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that We receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. If you elected to participate in the Rewards Program, you receive any gain and We bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period. Please see PURCHASING A POLARIS PROTECTOR VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, We deduct a $35 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract We may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, or nine complete years if you participate in the Rewards Program, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A POLARIS PROTECTOR VARIABLE ANNUITY and EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.


INQUIRIES: If you have questions about your contract call your financial representative or contact Us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2.



AIG SUNAMERICA LIFE OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY PROVIDE DIFFERENT FEATURES AND BENEFITS OFFERED AT DIFFERENT FEES, CHARGES AND EXPENSES. WE ALSO OFFER PRODUCTS THAT DO NOT OFFER THE POLARIS REWARDS FEATURE. PRODUCTS WITHOUT THE POLARIS REWARDS PROGRAM HAVE THE SAME MORTALITY AND EXPENSE RISK CHARGES AS THE SAME CONTRACT WITH THE POLARIS REWARDS PROGRAM. HOWEVER, CONTRACTS WITHOUT THE POLARIS REWARDS PROGRAM HAVE A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.


  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESEAND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   FEE TABLES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.



MAXIMUM OWNER TRANSACTION EXPENSES



MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)(1)



If Polaris Rewards is elected...............................  9%
If Polaris Rewards is not elected...........................  7%



TRANSFER FEE..........  No charge for the first 15 transfers each contract year; thereafter, the fee is $25
                        ($10 in Pennsylvania and Texas) per
                        transfer



THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING PORTFOLIO FEES AND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.



CONTRACT MAINTENANCE FEE


       $35 ($30 in North Dakota) waived if contract value $50,000 or more



SEPARATE ACCOUNT ANNUAL EXPENSES


(DEDUCTED DAILY AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSET VALUE)



    Mortality and Expense Risk Fees.......................  1.37%
    Distribution Expense Fee..............................  0.15%
    Optional EstatePlus Fee(2)............................  0.25%
                                                            =====
      TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES..............  1.77%



  ADDITIONAL OPTIONAL FEATURE FEE


    You may elect one of the following optional features: Polaris Income Rewards, Capital Protector or Income Protector described below.



  OPTIONAL POLARIS INCOME REWARDS FEE



   TIME ELAPSED SINCE BENEFIT EFFECTIVE DATE        ANNUALIZED FEE(3)
   -----------------------------------------        -----------------
     Years 0-7................................            0.65%
     Years 8+.................................            0.45%



  OPTIONAL CAPITAL PROTECTOR FEE



   CONTRACT YEAR                                    ANNUALIZED FEE(4)
   -------------                                    -----------------
     0-7......................................            0.50%
     8-10.....................................            0.25%
     11+......................................             none



  OPTIONAL INCOME PROTECTOR PLUS FEE



   Annual Fee(5)...............................................  0.45%



FOOTNOTES TO THE FEE TABLES:



(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 7 or 9 years as follows



YEARS:......................................................   1    2    3    4    5    6    7    8    9   10+
Non-Polaris Rewards.........................................  7%   6%   5%   4%   3%   2%   1%   0%   0%   0%
Polaris Rewards.............................................  9%   9%   8%   7%   6%   5%   4%   3%   2%   0%



(2) EstatePlus, an enhanced death benefit feature is optional. If you do not elect the EstatePlus feature, your total separate account annual expenses would be 1.52%.



(3) The Polaris Income Rewards feature is optional and if elected, the fee is generally calculated as a percentage of your Purchase Payments received in the first 90 days less proportionate withdrawals. The fee is deducted from your contract at the end of the first quarter following election and quarterly thereafter.



(4) The Capital Protector feature is optional and if elected, the fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted from your contract value at the end of the first contract quarter and quarterly thereafter.



(5) The Income Protector is optional and if elected, the fee is deducted annually from your contract value as a percentage of your Income Benefit Base. The Income Benefit Base which is described more fully in the prospectus is generally calculated by using your contract value on the date of your effective enrollment in the program and then each subsequent contract anniversary, adding Purchase Payments made since the prior contract anniversary, less proportional withdrawals, and fees and charges applicable to those withdrawals.



THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE TRUSTS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.



                               PORTFOLIO EXPENSES



         TOTAL ANNUAL UNDERLYING PORTFOLIO EXPENSES           MINIMUM   MAXIMUM
         ------------------------------------------           -------   -------
(expenses that are deducted from underlying portfolios of
the Trusts, including management fees, other expenses and
12b-1 fees, if applicable)..................................   0.59%     1.80%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES


                          IF YOU ELECT POLARIS REWARDS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee, separate account annual expenses, fees for optional features and expenses of the underlying portfolios of the Trusts.



The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:



MAXIMUM EXPENSE EXAMPLES


(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.77% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 1.80%)



(1) If you surrender your contract at the end of the applicable time period and you elect the optional EstatePlus (0.25%) and Polaris Income Rewards (0.65% for years 0-7 and 0.45% for years 8+) features:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,337   $2,121    $2,818     $4,457
-------------------------------------
-------------------------------------



(2) If you annuitize your contract at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $335    $1,021    $1,731     $3,613
-------------------------------------
-------------------------------------



(3) If you do not surrender your contract and you elect the optional EstatePlus (0.25%) and Polaris Income Rewards (0.65% for years 0-7 and 0.45% for years 8+) features:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $437    $1,321    $2,218     $4,457
-------------------------------------
-------------------------------------



MINIMUM EXPENSE EXAMPLES


(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL CHARGES OF 1.52% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.59%)



(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,123   $1,490    $1,783     $2,543
-------------------------------------
-------------------------------------



(2) If you annuitize your contract at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $214     $661     $1,134     $2,441
-------------------------------------
-------------------------------------



(3) If you do not surrender your contract and you do not elect any optional features:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $223     $690     $1,183     $2,543
-------------------------------------
-------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES


                      IF YOU DO NOT ELECT POLARIS REWARDS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee, separate account annual expenses, fees for optional features and expenses of the underlying portfolios of the Trusts.



The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:



MAXIMUM EXPENSE EXAMPLES


(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.77% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 1.80%)



(1) If you surrender your contract at the end of the applicable time period and you elect the optional EstatePlus (0.25%) and Polaris Income Rewards (0.65% for years 0-7 and 0.45% for years 8+) features:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,129   $1,795    $2,474     $4,369
-------------------------------------
-------------------------------------



(2) If you annuitize your contract at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $335    $1,021    $1,731     $3,613
-------------------------------------
-------------------------------------



(3) If you do not surrender your contract and you elect the optional EstatePlus (0.25%) and Polaris Income Rewards (0.65% for years 0-7 and 0.45% for years 8+) features:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $429    $1,295    $2,174     $4,369
-------------------------------------
-------------------------------------



MINIMUM EXPENSE EXAMPLES


(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL CHARGES OF 1.52% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.59%)



(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $919    $1,176    $1,459     $2,493
-------------------------------------
-------------------------------------



(2) If you annuitize your contract at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $214     $661     $1,134     $2,441
-------------------------------------
-------------------------------------



(3) If you do not surrender your contract and you do not elect any optional features:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $219     $676     $1,159     $2,493
-------------------------------------
-------------------------------------


EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The tables represent both fees at the Separate Account (contract level) as well as total annual underlying portfolio operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the administration charge may differ from this percentage and may be waived for contract values over $50,000. Additional information on the portfolio company fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Examples also assume Separate Account expenses as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.


3. Examples reflecting participation in the Polaris Rewards program reflect the Polaris Rewards surrender charge schedule, and a 2% upfront payment enhancement.



4. Examples reflecting application of optional features and benefits use the highest fees and charges at which those features are being offered. If you elected the Income Protector program or the Capital Protector program, your expenses would be lower than those shown in these tables. The fee for the Polaris Income Rewards, Capital Protector and Income Protector features are not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus.


5. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   CONDENSED FINANCIAL INFORMATION APPEARS IN APPENDIX A OF THIS PROSPECTUS.

----------------------------------------------------------------
----------------------------------------------------------------
                             THE POLARIS PROTECTOR
                                VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request Us to start making income payments to you out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in variable portfolios which, like mutual funds, have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

The fixed account options earn interest at a rate set and guaranteed by AIG SunAmerica Life. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.

For more information on investment options available under this contract SEE INVESTMENT OPTIONS BELOW.


This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each purchase payment withdrawn if that purchase payment has not been invested in this contract for at least 7 years, or 9 years if you elect to participate in the Polaris Rewards Program. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.


AIG SunAmerica Life issues the Polaris Protector Variable Annuity. When you purchase a Polaris Protector Variable Annuity, a contract exists between you and AIG SunAmerica Life. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. AIG SunAmerica Life is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

----------------------------------------------------------------
----------------------------------------------------------------
                         PURCHASING A POLARIS PROTECTOR
                                VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An initial Purchase Payment is the money you give Us to buy a contract. Any additional money you give Us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

-----------------------------------------------------------
                                              Minimum
                       Minimum Initial       Subsequent
                       Purchase Payment   Purchase Payment
-----------------------------------------------------------
      Qualified             $2,000              $250
-----------------------------------------------------------
    Non-Qualified           $5,000              $500
-----------------------------------------------------------


We reserve the right to require company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, We reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by AIG SunAmerica Life and First SunAmerica Life Insurance Company, an affiliate of AIG SunAmerica Life, to the same owner to exceed these limits may also be subject to company pre-approval. For any contracts subject to these dollar amount reservations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract. We reserve the right to change the amount at which pre-approval is required at any time.

Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan allows you to make subsequent Purchase Payments of as little as $20.00.



We may not issue a contract to anyone age 86 or older on the contract issue date. In general, We will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made.



We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.



You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. WE RESERVE THE RIGHT TO NOT RECOGNIZE ASSIGNMENTS IF IT CHANGES THE RISK PROFILE OF THE OWNER OF THE CONTRACT, AS DETERMINED IN OUR SOLE DISCRETION. Please see the Statement of Additional Information for details on the tax consequences of an assignment.


ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If We receive a Purchase Payment without allocation instructions, We will invest the money according to your last allocation instructions. SEE INVESTMENT OPTIONS BELOW.


In order to issue your contract, We must receive your completed application and/or Purchase Payment allocation instructions and any other required paperwork at Our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If We do not have complete information necessary to issue your contract, We will contact you. If We do not have the information necessary to issue your contract within 5 business days We will:


     - Send your money back to you; or


     - Ask your permission to keep your money until We get the information necessary to issue the contract.



POLARIS REWARDS PROGRAM



If you elect to participate in the Polaris Rewards program at contract issue, We contribute an Upfront Payment Enhancement and, if applicable, a Deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elect to participate in this program, all Purchase Payments are subject to a nine year withdrawal charge schedule. SEE WITHDRAWAL CHARGES BELOW. These withdrawal charges may offset the value of any bonus, if you make an early withdrawal. SEE EXPENSES BELOW. You may not elect to participate in this program if you are age 81 or older at the time of contract issue. Amounts We contribute to your contract under this program are considered earnings and are allocated to your contract as described below.



Purchase Payments may not be invested in the Dollar Cost Averaging fixed accounts if you participate in the Polaris Rewards Program. However, you may use other available fixed account options as a Dollar Cost Averaging source account.



There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Polaris Rewards program may not perform as well as the contract without the feature.


     ENHANCEMENT LEVELS

     The Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date may be determined based on stated Enhancement Levels. Each Enhancement Level is a range of dollar amounts which may correspond to different enhancement rates and dates. Enhancement Levels may change from time to time, at Our sole discretion. The Enhancement Level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments We determine your Enhancement Level by adding your contract value on the date We receive each subsequent Purchase Payment plus the amount of the subsequent Purchase Payment.

     UPFRONT PAYMENT ENHANCEMENT

     An Upfront Payment Enhancement is an amount We add to your contract on the day We receive a Purchase Payment. We calculate an Upfront Payment Enhancement amount as a percentage (the "Upfront Payment Enhancement Rate") of each Purchase Payment. The Upfront Payment Enhancement Rate will always be at least 2%. We periodically review and establish the Upfront Payment Enhancement Rate, which may increase or decrease at any time, but will never be less than 2%. The applicable Upfront Payment Enhancement Rate is that which is in effect for any applicable Enhancement Level, when We receive each Purchase Payment under your contract. The Upfront Payment Enhancement amounts are allocated among the fixed and variable investment options according to the current allocation instructions in effect when We receive each Purchase Payment.

     DEFERRED PAYMENT ENHANCEMENT

     A Deferred Payment Enhancement is an amount We may add to your contract on a stated future date (the "Deferred Payment Enhancement Date") as a percentage of Purchase Payments received. We refer to this percentage amount as the Deferred Payment Enhancement Rate. We periodically review and establish the Deferred Payment Enhancement Rates and Deferred Payment Enhancement Dates. The Deferred Payment Enhancement Rate being offered may increase, decrease or be eliminated by Us, at any time. The Deferred Payment Enhancement Date, if applicable, may change at any time. The applicable Deferred Payment Enhancement Date and Deferred Payment Enhancement Rate are those which may be in effect for any applicable Enhancement Level, when We receive each Purchase Payment under your contract. Any applicable Deferred Payment Enhancement, when credited, is allocated to the Cash Management Variable Portfolio.

     If you withdraw any portion of a Purchase Payment, to which a Deferred Payment Enhancement applies, prior to the Deferred Payment Enhancement Date, We reduce the amount of the corresponding Deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of the Deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.


APPENDIX E shows how We calculate any applicable Deferred Payment Enhancement amount.


We will not allocate any applicable Deferred Payment Enhancement to your contract if any of the following circumstances occurs prior to the Deferred Payment Enhancement Date:

     - You surrender your contract;

     - A death benefit is paid on your contract;

     - You switch to the Income Phase of your contract; or

     - You fully withdraw the corresponding Purchase Payment.


See your financial representative for information on the current Enhancement Levels and Payment Enhancements rates.


     90 DAY WINDOW

     As of the 90th day after your contract was issued, We will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date We issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued ("Look Back Adjustment"). We will add any applicable Upfront Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable Upfront and/or Deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable Upfront Look Back Adjustment according to your then-current allocation instructions on file for subsequent Purchase Payments at the time We make the contribution and if applicable, to the Cash Management Portfolio, for a Deferred Look Back Adjustment.

APPENDIX E PROVIDES AN EXAMPLE OF THE 90 DAY WINDOW PROVISION.


The Polaris Rewards Program may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative regarding the availability of this program.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS REWARDS PROGRAM (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.


ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, We credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day We receive your money if We receive it before 1 p.m. Pacific Time, or on the next business day's unit value if We receive your money after 1 p.m. Pacific Time. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment and Payment Enhancement, if applicable, by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE (CONTRACTS WITHOUT POLARIS REWARDS):


     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2252.2523 Accumulation Units for the Global Bond Portfolio.


     EXAMPLE (CONTRACTS WITH POLARIS REWARDS):


     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. If the Upfront Payment Enhancement is 2.00% of your Purchase Payment, We would add an Upfront Payment Enhancement of $500 to your contract. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,500 by $11.10 and credit your contract on Wednesday with 2,297.2973 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to Our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally, We will refund to you the value of your contract on the day We receive your request minus the Free Look Payment Enhancement Deduction, if applicable. The Free Look Payment Enhancement Deduction is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day We receive your free look request; or (2) the Payment Enhancement amount(s), if any, which We allocated to your contract. Thus, you receive any gain and We bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period.


Certain states require Us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, We reserve the right to put your money in the Cash Management Portfolio during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, We do not put your money in the Cash Management Portfolio during the free look period unless you allocate your money to it. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the free look period, We return the greater of (1) your Purchase Payments; or (2) the value of your contract minus the Free Look Payment Enhancement Deduction, if applicable.


EXCHANGE OFFERS

From time to time, We may offer to allow you to exchange an older variable annuity issued by AIG SunAmerica Life or one of its affiliates, for a newer product with more current features and benefits, also issued by AIG SunAmerica Life or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.
----------------------------------------------------------------
----------------------------------------------------------------
                               INVESTMENT OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in shares of the trusts below. Additional Trusts and/or Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by AIG SunAmerica Life, and other affiliated/unaffiliated insurance companies. Neither AIG SunAmerica Life nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The adviser monitors the Trusts for potential conflicts.

The Variable Portfolios along with their respective subadvisers are listed below:


     AMERICA FUNDS INSURANCE SERIES -- CLASS 2


Capital Research and Management Company provides investment advice for the American Funds Insurance Series ("AFIS") portfolios. American Funds Insurance Series has investment portfolios in addition to those listed here that are not available for investment under the contract.


     ANCHOR SERIES TRUST -- CLASS 2


Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust portfolios. Anchor Series Trust ("AST") has investment portfolios in addition to those listed below which are not available for investment under the contract.


     LORD ABBETT SERIES FUND, INC. -- CLASS VC


Lord Abbett & Co. provides investment advice for the Lord Abbett Series Fund, Inc. portfolios. Lord Abbett Series Fund, Inc. ("LASF") has investment portfolios in addition to those listed below that are not available for investment under the contract.

     SUNAMERICA SERIES TRUST -- CLASS 2


Various subadvisers provide investment advice for the SunAmerica Series Trust portfolios. SunAmerica Series Trust ("SAST") has investment portfolios in addition to those listed below which are not available for investment under the contract.


     VAN KAMPEN LIFE INVESTMENT TRUST -- CLASS II


Van Kampen Asset Management Inc. provides investment advice for the Van Kampen Life Investment Trust ("VKT") portfolios. Van Kampen Life Investment Trust has investment portfolios in addition to those listed here which are not available for investment under the contract.

STOCKS:
    MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORPORATION
       - Aggressive Growth Portfolio                                        SAST
       - Blue Chip Growth Portfolio                                         SAST

       - "Dogs" of Wall Street Portfolio*                                   SAST

       - Growth Opportunities Portfolio                                     SAST
     MANAGED BY ALLIANCEBERNSTEIN
       - Small & Mid Cap Value Portfolio                                    SAST
     MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
       - Alliance Growth Portfolio                                          SAST
       - Global Equities Portfolio                                          SAST
       - Growth-Income Portfolio                                            SAST
     MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY

       - American Funds Global Growth Portfolio                             AFIS


       - American Funds Growth Portfolio                                    AFIS


       - American Funds Growth-Income Portfolio                             AFIS

     MANAGED BY DAVIS ADVISORS
       - Davis Venture Value Portfolio                                      SAST
       - Real Estate Portfolio                                              SAST

     MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY


       - Federated American Leaders Portfolio*                              SAST

       - Telecom Utility Portfolio                                          SAST
     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.
       - Goldman Sachs Research Portfolio                                   SAST
     MANAGED BY LORD, ABBETT & CO.
       - Lord Abbett Series Fund Growth and Income Portfolio                LASF
     MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
       - Marsico Growth Portfolio                                           SAST
    MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
       - MFS Massachusetts Investors Trust Portfolio SAST
       - MFS Mid-Cap Growth Portfolio                                       SAST
     MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
       - Emerging Markets Portfolio                                         SAST
       - International Growth and Income Portfolio                          SAST
       - Putnam Growth: Voyager Portfolio                                   SAST
     MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
       - Foreign Value Portfolio                                            SAST
     MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT

       - International Diversified Equities Portfolio+ SAST


       - Technology Portfolio+                                              SAST


       - Van Kampen LIT Comstock Portfolio, Class II Shares*                 VKT

       - Van Kampen LIT Emerging Growth Portfolio, Class II Shares           VKT
       - Van Kampen LIT Growth and Income Portfolio, Class II Shares         VKT
     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
       - Capital Appreciation Portfolio                                      AST
       - Growth Portfolio                                                    AST

       - Natural Resources Portfolio                                         AST


BALANCED:
     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
        - SunAmerica Balanced Portfolio                                     SAST
     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
       - MFS Total Return Portfolio                                         SAST
     MANAGED BY WM ADVISORS, INC

       - Asset Allocation Portfolio                                          AST


BONDS:
     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
       - High-Yield Bond Portfolio                                          SAST

     MANAGED BY FEDERATED INVESTMENT MANAGEMENT

       - Corporate Bond Portfolio                                           SAST
     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L
       - Global Bond Portfolio                                              SAST
     MANAGED BY VAN KAMPEN
       - Worldwide High Income Portfolio                                    SAST
     MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
       - Government & Quality Bond Portfolio                                 AST

CASH:
     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
       - Cash Management Portfolio                                          SAST


* "Dogs" of Wall Street is an equity fund seeking total return. Federated American Leaders is an equity fund seeking growth of capital and income. Van Kampen LIT Comstock is an equity fund seeking capital growth and income.



+ Morgan Stanley Investment Management, Inc., the subadviser for these portfolios, does business in certain instances using the name Van Kampen.


YOU SHOULD READ THE ATTACHED PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS

Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in Our sole discretion and We reserve the right to change the FAGPs that We make available at any time, unless state law requires Us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.

There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

     Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

     Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

     Renewal Rate: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.

When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact Us within 30 days after the end of the current interest guarantee period and instruct Us as to where you would like the money invested. We do not contact you. If We do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.


All FAGPs may not be available in all states. At any time we are crediting the guaranteed minimum interest rate specified in your contract to the fixed accounts, we reserve the right to restrict transfers and Purchase Payments into the FAGPs. If you do not elect to participate in the Polaris Rewards program, We may also offer specific Dollar Cost Averaging Fixed Accounts ("DCAFA"). The rules, restrictions and operation of the DCAFAs may differ from the standard FAGPs described above, please see DOLLAR COST AVERAGING below for more details.


DOLLAR COST AVERAGING FIXED ACCOUNTS


If you do not elect the Polaris Rewards program, you may invest initial and/or subsequent Purchase Payments in the DCA fixed accounts ("DCAFA"), if available. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in Our sole discretion and We reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See DOLLAR COST AVERAGING below for more information.



ASSET ALLOCATION PROGRAM


PROGRAM DESCRIPTION

The asset allocation program is offered to help you diversify your investment across various asset classes.

Each of the models is comprised of a carefully selected combination of Variable Portfolios with allocation amongst the various asset classes based on historical asset class performance to meet stated investment time horizons and risk tolerances.

ENROLLING IN THE PROGRAM


You may enroll in the program by selecting the model as well as any program options on the product application form. If you already own a policy, you must complete and submit a program election form. You and your financial representative determine the model most appropriate for you. You may discontinue investment in the program at any time with a written request, telephone or internet instructions, subject to Our rules.


You may also choose to invest gradually into a model through the dollar cost averaging program. You may only invest in one model at a time. You may invest in investment options outside your selected model but only in those Variable Portfolios that are not utilized in the model you selected. A transfer into or out of one of the Variable Portfolios in your model, outside the specifications in the model will effectively terminate your participation in the program.


There is no fee for participating in this program.


WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected model unless otherwise instructed by you. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the model, your investment may no longer be consistent with the model's intended objectives.

Withdrawals may be subject to a withdrawal charge. Withdrawals may be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

KEEPING YOUR PROGRAM ON TARGET

     REBALANCING

You can elect to have your contract rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. Only those Variable Portfolios within each model will be rebalanced. An investment not included in the model can not be rebalanced.

     ANNUAL RE-EVALUATION


Each year, on or about March 31, the allocations in every model are re-evaluated and updated to assure that the investment objectives remain consistent. The percentage allocations within each model may change and investment options may be added to or deleted from a model as a result of the annual re-evaluation. We will automatically rebalance your investment according to the re-evaluated allocations each year on or about March 31. If you choose not to participate in the re-evaluation part of this program, you must contact the Annuity Service Center. Some broker-dealers require that you consent to the re-evaluation each year and will not allow Us to automatically rebalance your contract in accordance with the re-evaluated models. Please check with your financial representative to determine the protocol for his/her firm.


IMPORTANT INFORMATION

Using an asset allocation methodology does not guarantee greater or more consistent returns. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you could have been better off in an investment option or options representing a single asset class than in a model. However, such a strategy involves a greater degree of risk because of the concentration of like securities in a single asset class.

The models represent suggested allocations which are provided as general guidance. You should work with your financial representative to assist you in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk comfort level. Information concerning the specific models can be obtained from your financial adviser.

WE HAVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ASSET ALLOCATION PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE


During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available fixed account options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well. We will process any transfer request as of the day we receive it in good order if the request is received before the New York Stock Exchange ("NYSE") closes, generally at 1:00 p.m. Pacific Time. If the transfer request is received after the NYSE closes, the request will be processed on the next business day.



This product is not designed for professional organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These types of trading strategies can be disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors.



In connection with our efforts to control harmful trading, we may monitor your trading activity. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios and/or available fixed accounts reflect a potentially harmful trading strategy, we reserve the right to take action to protect other investors. Such action may include, but may not be limited to, restricting the way you can request transfers among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer capability in accordance with state and federal rules and regulations. We will notify you, in writing, if we determine in our sole discretion that we must terminate your transfer privileges. Some of the factors we may consider when determining our transfer policies and/or other transfer restrictions may include, but are not limited to:



- the number of transfers made in a defined period;



- the dollar amount of the transfer;



- the total assets of the Variable Portfolio involved in the transfer;



- the investment objectives of the particular Variable Portfolios involved in your transfers; and/or



- whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.



Subject to our rules, restrictions and policies, you may request transfers of your account value between the Variable Portfolios and/or the available fixed account options by telephone or through AIG SunAmerica's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. We allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA or Asset Rebalancing programs do not count against your 15 free transfers per contract year.



All transfer request in excess of 15 transfers per contract year must be submitted in writing by United States Postal Service first-class mail ("U.S. Mail") until your next contract anniversary. Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers for the U.S. Mail requirement.



We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.



For information regarding transfers during the Income Phase, see INCOME OPTIONS below.



We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.



DOLLAR COST AVERAGING



The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or an available fixed account option (source accounts) to any other Variable Portfolio (target account). If available, you may systematically transfer interest earned in available fixed account guarantee periods ("FAGPs") into any of the Variable Portfolios on certain periodic schedules offered by Us. You may change or terminate these systematic transfers by contacting Our Annuity Service Center. Check with your financial representative about the current availability of this service.



The minimum transfer amount under the DCA program is $100 per transfer, regardless of the source account. Fixed account options are not available as target account for the DCA program. There is no charge for participating in the DCA program.



We may also offer DCAFAs for specified periods fixed accounts exclusively to facilitate this program. If you elected to participate in the Polaris Rewards Program, DCAFAs are not available under your contract. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payments into a DCAFA, We transfer all your money allocated to that account into the Variable Portfolios over the selected time period at an offered frequency of your choosing. You cannot change the frequency of transfers once selected.



You may terminate a DCA program at any time. If money remains in the DCAFAs fixed accounts, We transfer the remaining money according to your instructions or to your current allocations on file. Transfers resulting from a termination of this program do not count towards your 15 free transfers.


The DCA program is designed to lessen the impact of market fluctuations on your investment. However, We cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

 ---------------------------------------------
                  ACCUMULATION       UNITS
    QUARTER           UNIT         PURCHASED
 ---------------------------------------------
       1             $ 7.50           100
       2             $ 5.00           150
       3             $10.00            75
       4             $ 7.50           100
       5             $ 5.00           150
       6             $ 7.50           100
 ---------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING PROGRAM

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Asset Allocation Rebalancing Program addresses this situation. At your election, We periodically rebalance your investments in the Variable

Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. There is no charge for participating in the Asset Rebalancing program.


At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, We would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.


RETURN PLUS PROGRAM



The Return Plus Program, available if we are offering FAGPs, allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice. There is no fee for participating in the Return Plus Program.


We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, We will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

AIG SunAmerica Life is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, We must obtain your instructions on how to vote those shares. We vote all of the shares We own in proportion to your instructions. This includes any shares We own on Our own behalf. Should We determine that We are no longer required to comply with these rules, We will vote the shares in Our own right.

SUBSTITUTION

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, We may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if We receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.
----------------------------------------------------------------
----------------------------------------------------------------
                              ACCESS TO YOUR MONEY
----------------------------------------------------------------
----------------------------------------------------------------

You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.


Generally, We deduct a withdrawal charge applicable to any total or partial withdrawal. If you withdraw your entire contract value, We also deduct premium taxes and a contract maintenance fee. SEE EXPENSES BELOW.



Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that We allow you to take out each year without being charged a surrender penalty. HOWEVER, UPON A FUTURE FULL SURRENDER OF YOUR CONTRACT ANY PREVIOUS FREE WITHDRAWALS WOULD BE SUBJECT TO A SURRENDER CHARGE, IF ANY IS APPLICABLE AT THE TIME OF THE FULL SURRENDER (EXCEPT IN THE STATE OF WASHINGTON). Additionally, if you participate in the Polaris Rewards Program you will not receive your Deferred Payment Enhancement if you fully withdraw a Purchase Payment or your contract value prior to the corresponding Deferred Payment Enhancement Date. SEE POLARIS REWARDS PROGRAM ABOVE.



Purchase Payments, above and beyond the amount of your free withdrawal amount, that are withdrawn prior to the end of the seventh or ninth year if you elect to participate in the Polaris Rewards Program will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. SEE EXPENSES BELOW. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.


To determine your free withdrawal amount and your withdrawal charge, We refer to two special terms. These are penalty free earnings and the total invested amount.

The penalty-free earnings portion of your contract is simply your account value less your total invested amount. The total invested amount is the total of all Purchase Payments you have made into the contract less portions of some prior withdrawals you made. The portions of prior withdrawals that reduce your total invested amount are as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the part of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal, and

     - Any prior withdrawals (including withdrawal charges on those withdrawals) of the total invested amount on which you already paid a surrender penalty.

When you make a withdrawal, We assume that it is taken from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments which are no longer subject to a withdrawal charge before those Purchase Payments which are still subject to the withdrawal charge.

During the first year after We issue your contract your free withdrawal amount is the greater of (1) your penalty-free earnings; and (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount. If you are a Washington resident, you may withdraw during the first contract year, the greater of (1); (2); or (3) interest earnings from the amounts allocated to the fixed account options, not previously withdrawn.

After the first contract year, you can take out the greater of the following amounts each year (1) your penalty-free earnings and any portion of your total invested amount no longer subject to withdrawal charge or (2) 10% of the portion of your total invested amount that has been in your contract for at least one year. If you are a Washington resident, your maximum free withdrawal amount, after the first contract year, is the greater of (1); (2); or (3) interest earnings from amounts allocated to the fixed account options, not previously withdrawn.

Although We do not assess a withdrawal charge when you take a 10% penalty-free withdrawal, We will proportionally reduce the amount of any corresponding Deferred Payment Enhancement.

We calculate charges due on a total withdrawal on the day after We receive your request and your contract. We return to your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior Free Withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.


For example, you make an initial Purchase Payment of $100,000. For purposes of this example We will assume a 0% growth rate over the life of the contract, no subsequent Purchase Payments, and no Polaris Rewards election. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In contract year 5 you request a full surrender of your contract. We will apply the following calculation,


A-(B x C)=D, where:
A=Your contract value at the time of your request for surrender ($90,000) B=The amount of your Purchase Payments still subject to withdrawal charge
  ($100,000)
C=The withdrawal charge percentage applicable to the age of each Purchase
  Payment (3%)[B x C=$3,000]

D=Your full surrender value ($87,000)



Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100, after the withdrawal. You must send a written withdrawal request. Unless you provide Us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option in which your contract is invested. IN THE EVENT THAT A PRO RATA PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $100, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.


Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, We reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $100. If you are an Oregon resident, the minimum withdrawal amount is $250 per withdrawal or an amount equal to your free withdrawal amount. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.

The program is not available to everyone. Please check with Our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, We may waive the withdrawal charge and/or market value adjustment on certain withdrawals prior to the Annuity Date (not available in Texas). The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. Your contract prohibits use of this waiver during the first 90 days after you purchase your contract. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract.

In order to use this waiver, you must submit with your withdrawal request, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and
(3) a bill from the nursing home which shows that you met the 60 day confinement requirement.

MINIMUM CONTRACT VALUE

Where permitted by state law, We may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, We will distribute the contract's remaining value to you.


----------------------------------------------------------------

----------------------------------------------------------------

                            OPTIONAL LIVING BENEFITS

----------------------------------------------------------------
----------------------------------------------------------------

YOU MAY ELECT ONE OF THE OPTIONAL LIVING BENEFITS DESCRIBED BELOW. THESE FEATURES ARE DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.



POLARIS INCOME REWARDS FEATURE



What is Polaris Income Rewards?



Polaris Income Rewards is an optional feature available only on contracts issued on or after May 3, 2004 and subject to state availability. If you elect this feature, for which you will be charged an annualized fee, you are guaranteed to receive withdrawals over a minimum number of years that in total equals at least the initial Purchase Payment adjusted for withdrawals, even if the contract value falls to zero. Polaris Income Rewards may offer protection in the event your contract value declines due to unfavorable investment performance.



How can I elect the feature?



You may elect the feature only at the time of contract issue and must choose either Option 1 or Option 2. The date you elect the feature (which is also the contract issue date) is your BENEFIT EFFECTIVE DATE. The earliest you may begin taking withdrawals under the benefit after a specified waiting period is the BENEFIT AVAILABILITY DATE. You cannot elect the feature if you are age 81 or older on the Benefit Effective Date or if the Benefit Availability Date is on or after the Latest Annuity Date. Generally, once you elect the feature, it cannot be canceled. The Polaris Income Rewards has rules and restrictions that are discussed more fully below.



How is the benefit calculated?



There are several components that comprise the integral aspects of this benefit. In order to determine the benefit's value at any point in time, we calculate each of the components as described below. We calculate Eligible Purchase Payments, Withdrawal Benefit Base, Step-Up Amount and Stepped-Up Benefit Base.



First, we determine the ELIGIBLE PURCHASE PAYMENTS according to the table below.



-----------------------------------------------------------------
  TIME ELAPSED SINCE
BENEFIT EFFECTIVE DATE   PERCENTAGE OF ELIGIBLE PURCHASE PAYMENTS
-----------------------------------------------------------------
 0-90 Days               100%
-----------------------------------------------------------------
 91 Days +               0%
-----------------------------------------------------------------



Second, we determine the WITHDRAWAL BENEFIT BASE ("WBB"). The WBB is used to calculate the amount of total guaranteed withdrawals and the annual maximum withdrawal amount available under the benefit. On the Benefit Availability Date, the WBB equals the sum of all Eligible Purchase Payments, reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.



Third, we determine a STEP UP AMOUNT which is calculated as a specified percentage of the WBB on the Benefit Availability Date. The Step-Up Amount is not a considered a Purchase Payment and cannot be used in calculating any other benefits, such as the death benefit, contract values or annuitization value.



Fourth, we determine the STEPPED-UP BENEFIT BASE ("SBB") which is the total amount available for withdrawal under the benefit and is used to calculate the minimum time period over which you may take withdrawals under the benefit. The SBB equals the WBB plus the Step-Up Amount.



Fifth, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA") which is a stated percentage of the WBB.



Finally, we determine the MINIMUM WITHDRAWAL PERIOD ("MWP") which is the minimum period at any point in time over which you may take withdrawals under the benefit. The MWP is calculated by dividing the SBB by the MAWA.



The table below is a summary of the two Polaris Income Rewards options we are offering as applicable on the Benefit Availability Date:



-------------------------------------------------------------------
                                                           MWP (IF
                                                            MAWA
                 BENEFIT                                    TAKEN
              AVAILABILITY       STEP-UP        MAWA        EACH
                  DATE            AMOUNT     PERCENTAGE     YEAR)
-------------------------------------------------------------------
 Option 1  3 years following    10% of WBB   10% of WBB   11 years
           Benefit Effective
           Date
-------------------------------------------------------------------
 Option 2  5 Years following    20% of WBB   10% of WBB   12 years
           Benefit Effective
           Date
-------------------------------------------------------------------



     Example 1:



     Assume you elect Polaris Income Rewards option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your WBB is $100,000 on the Benefit Availability Date. Your SBB equals WBB plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000). Your MAWA as of the Benefit Availability Date is 10% of your WBB ($100,000 X 10% = $10,000). The MWP is equal to the SBB divided by the MAWA which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years on or after the Benefit Availability Date.



What is the fee for Polaris Income Rewards?



The annualized Polaris Income Rewards fee will be assessed and deducted quarterly from your contract value, starting on the first quarter following the Benefit Effective Date and ending upon the termination of the benefit. If your contract value falls to zero before the benefit has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitized before the end of the quarter.



------------------------------------------------------------
 TIME ELAPSED SINCE THE
 BENEFIT EFFECTIVE DATE             ANNUALIZED FEE
------------------------------------------------------------
 0-7 years                 0.65% of WBB
------------------------------------------------------------
 8+ years                  0.45% of WBB
------------------------------------------------------------



What is the effect of withdrawals on Polaris Income Rewards?



The benefit amount, MAWA and MWP may change over time as a result of withdrawal activity. Withdrawals equal to or less than the MAWA generally reduce the benefit by the amount of the withdrawal. Withdrawals in excess of the MAWA may reduce the benefit based on the relative size of the withdrawal in relation to the contract value at the time of the withdrawal. This means if investment performance is down and contract value is depleted, withdrawals greater than the MAWA will result in a greater reduction of the benefit. We further explain the impact of withdrawals and the effect on each component of Polaris Income Rewards through the calculations below:



     CONTRACT VALUE: Any withdrawal reduces the contract value by the amount of the withdrawal.



     WBB: Withdrawals prior to the Benefit Availability Date reduce the WBB in the same proportion that the contract value was reduced at the time of the withdrawal.



     Withdrawals after the Benefit Availability Date will not reduce the WBB until the sum of withdrawals exceeds the Step-Up amount. Thereafter, any withdrawal or portion thereof that exceeds the Step-Up Amount will reduce the WBB as follows: If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the MAWA, the WBB will be reduced by the amount of the withdrawal. If the withdrawal causes total withdrawals in the Benefit Year to exceed the MAWA, the WBB is reduced to the lesser of (a) or
     (b), where:



          a. is the WBB immediately prior to the withdrawal minus the amount of the withdrawal, or;



          b. is the WBB immediately prior to the withdrawal minus the portion of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.



     SBB: Since withdrawals prior to the Benefit Availability Date reduce the WBB proportionately, the SBB will likewise be reduced proportionately during that period of time.



     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the MAWA will reduce the SBB by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the MAWA (in that Benefit Year) reduces the SBB to the lesser of (a) or (b), where:



          a. is the SBB immediately prior to the withdrawal minus the amount of the withdrawal, or;



          b. is the SBB immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.



     MAWA: If the sum of withdrawals in a Benefit Year does not exceed the MAWA for that Benefit Year, the MAWA does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the MAWA, the MAWA will be recalculated at the start of the next Benefit Year. The new MAWA will equal the SBB on that Benefit Year anniversary divided by the MWP on that Benefit Year Anniversary. The new MAWA may be lower than your previous MAWAs.



     MWP: After each withdrawal a new MWP is calculated. If total withdrawals in a Benefit Year are less than or equal to MAWA the new MWP equals the SBB after the withdrawal divided by the current MAWA.



     During any Benefit Year in which the sum of withdrawals exceeds the MAWA, the new MWP equals the MWP calculated at the end of the prior Benefit Year reduced by one year.



     Example 2 - Impact of Withdrawals prior to the Benefit Availability Date:



     Assume you elect Polaris Income Rewards option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date. Immediately following the withdrawal, your WBB is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your WBB by the percentage by which the contract value was reduced by the withdrawal ($100,000 -- (10% X 100,000) = $90,000). Your SBB on the Benefit
     Availability Date is your WBB plus a Step-Up Amount calculated as 20% of your WBB (20% X $90,000 = $18,000). The SBB equals $108,000. Your MAWA is 10% of the WBB on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 12 years ($108,000/$9,000 = 12).



     Example 3 - Impact of Withdrawals less than or equal to MAWA after the
                 Benefit Availability Date:



     Assume you elect Polaris Income Rewards option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date. Because the withdrawal is less than or equal to your MAWA ($10,000), your SBB ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new SBB equals $112,500. Your MAWA remains $10,000. Your new MWP following the withdrawal is equal to the new SBB divided by your current MAWA, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.



     Example 4 - Impact of Withdrawals in excess of MAWA after the Benefit
                 Availability Date:



     Assume you elect Polaris Income Rewards option 2 and you invest a single Purchase Payment of $100,000. Your WBB is $100,000 and your SBB is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal. Because the withdrawal is greater than your MAWA ($10,000), we recalculate your SBB ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the SBB ($120,000 -- $15,000 = $105,000). For the second calculation, we deduct the amount of the MAWA from the SBB
     ($120,000 -- $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal. ($125,000/$5,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your SBB is the lesser of these two calculations or $105,000. The MWP following the withdrawal is equal to the MWP at the end of the prior year (12 years) reduced by one year (11 years). Your MAWA is your SBB divided by your MWP ($105,000/11) which equals $9,545.45.



What happens if my contract value is reduced to zero?



     If the contract value is zero but the SBB is greater than zero, a benefit remains payable under Polaris Income

     Rewards feature. While a benefit is payable under Polaris Income Rewards until the SBB is reduced to zero, the contract is terminated when the contract value equals zero. At such time, except for Polaris Income Rewards, all benefits of the contract are terminated. In that event, you may not make subsequent Purchase Payments. Therefore, under adverse market conditions, withdrawals under the benefit may reduce the contract value to zero, thereby eliminating any death benefit or future income payments.



To receive your remaining Polaris Income Rewards benefit, you may select one of the following options:



     a. lump sum distribution of the present value of the total remaining guaranteed withdrawals; or



     b. the current MAWA, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the SBB equals zero; or



     c. any payment option mutually agreeable between you and us.



If you do not select a payment option, the remaining benefit will be paid as the current MAWA on a quarterly basis.



What happens to Polaris Income Rewards upon a spousal continuation?



A spousal beneficiary of the original owner may elect to continue or cancel Polaris Income Rewards and its accompanying fee. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change as a result of a spousal continuation. A Continuation Contribution is not considered an Eligible Purchase Payment for purposes of determining the benefit. See SPOUSAL CONTINUATION below.



Can my non-spousal beneficiary elect to receive any remaining withdrawals under Polaris Income Rewards upon my death?



If the SBB is greater than zero when the original owner dies, a non-spousal beneficiary may elect to continue receiving any remaining withdrawals under the benefit. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change. If a contract value remains, the fee for the benefit will continue to be assessed. Electing to receive the remaining withdrawals will terminate any death benefit payable to the non-spousal beneficiary.



Can Polaris Income Rewards be canceled?



Once you elect the feature, you may not cancel it. The feature automatically terminates upon the occurrence of one of the following:



     1. Withdrawals in excess of MAWA in any Benefit Year reduce the SBB by 50% or more; or



     2. SBB is equal to zero; or



     3. Annuitization of the contract; or



     4. Full Surrender of the contract; or



     5. Death benefit is paid; or



     6. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.



Important Information



The Polaris Income Rewards may not guarantee an income stream based on all Purchase Payments made into your contract nor does it guarantee any investment gains. This feature also does not guarantee lifetime income payments. If you plan to make subsequent Purchase Payments over the life of your contract, which are not considered Eligible Purchase Payments under the feature, Polaris Income Rewards does not guarantee a withdrawal of a majority of those payments. You may never need to rely on Polaris Income Rewards if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.



Withdrawals under the benefit are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and any other benefits under the contract.



If you need to or are required to take minimum required distributions ("MRD") under the Internal Revenue Code ("IRC") from this contract prior to the Benefit Availability Date, you should know that withdrawals may negatively impact the value of Polaris Income Rewards. Any withdrawals taken under this benefit or under the contract, may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances.



The Polaris Income Rewards cannot be elected if you elect the Capital Protector or Income Protector features. We reserve the right to limit the maximum WBB to $1 million.



Polaris Income Rewards may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative.



For prospectively issued contracts, we reserve the right to limit the investment options available under the contract if you elect Polaris Income Rewards. We reserve the right to modify, suspend or terminate Polaris Income Rewards (in its entirety or any component) at any time for prospectively issued contracts.



CAPITAL PROTECTOR FEATURE


What is Capital Protector?



The Capital Protector is an optional feature of your variable annuity. If you elect this feature, for which you will be charged an annualized fee, at the end of applicable waiting period your contract will be worth at least the amount of your initial Purchase Payment (less adjustments for withdrawals). The Capital Protector may offer protection in the event that your contract value declines due to unfavorable investment performance in your contract.



If you elect the Capital Protector, at the end of the applicable waiting period we will evaluate your contract to determine if a Capital Protector benefit is payable to you. The applicable waiting period is ten full contract years from your contract issue date. The last day in the waiting period is your benefit date, the date on which we will calculate any Capital Protector benefit payable to you.



How can I elect the feature?



You may only elect this feature at the time your contract is issued, so long as the applicable waiting period prior to receiving the benefit ends before your latest Annuity Date. You can elect this feature on your contract application. The effective date for this feature will be your contract issue date. Capital Protector is not available if you elect the Polaris Income Reward or Income Protector features. SEE POLARIS INCOME REWARDS ABOVE AND INCOME PROTECTOR BELOW.



The Capital Protector feature may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.



Can Capital Protector be Cancelled?



Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the end of the waiting period. The feature terminates automatically following the end of the waiting period. In addition, the Capital Protector will no longer be available and no benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the waiting period.



How is the benefit calculated?


The Capital Protector is a one-time adjustment to your contract value in the event that your contract value at the end of the waiting period is less than the guaranteed amount. The amount of the benefit payable to you, if any, at the end of the waiting period will be based upon the amount of your initial Purchase Payment and may also include certain portions of subsequent Purchase Payments contributed to your contract over specified periods of time, as follows:



                                         PERCENTAGE OF PURCHASE PAYMENTS
TIME ELAPSED SINCE                               INCLUDED IN THE
EFFECTIVE DATE                        CAPITAL PROTECTOR BENEFIT CALCULATION
------------------                    -------------------------------------
 0-90 days                                                100%
 91+ days                                                   0%



The Capital Protector benefit calculation is equal to your Capital Protector Base, as defined below, minus your Contract Value on the benefit date. If the resulting amount is positive, you will receive a benefit under the feature. If the resulting amount is negative, you will not receive a benefit. Your Capital Protector Base is equal to (a) minus (b) where:



     (a) is the Purchase Payments received on or after the effective date multiplied by the applicable percentages in the table above, and;



     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the effective date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.



Payment Enhancements under the Polaris Rewards feature are not considered Purchase Payments and are not used in the calculation of the Capital Protector Base.



We will allocate any benefit amount contributed to the contract value on the benefit date to the Cash Management portfolio. Any Capital Protector benefit paid is not considered a Purchase Payment for purposes of calculating other benefits. Benefits based on earnings, such as EstatePlus, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.



What is the Fee for Capital Protector?



Capital Protector is an optional feature. If elected, you will incur an additional charge for this feature. The annualized charge will be deducted from your contract value on a quarterly basis throughout the waiting period, beginning at the end of the first contract quarter following the effective date of the feature and up to and including on the benefit date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We also will not assess the quarterly fee if you surrender or annuitize before the end of the quarter.



CONTRACT YEAR                                            ANNUALIZED FEE *
-------------                                            ----------------
 0-7                                                           0.50%
 8-10                                                          0.25%
 11+                                                            none



* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.

What Happens to Capital Protector upon a Spousal Continuation?



If your qualified spouse chooses to continue this contract upon your death, this benefit cannot be terminated. The effective date, the waiting period and the corresponding benefit payment date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.



Important Information



The Capital Protector feature may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that the Capital Protector would not protect the majority of those payments.



Since the Capital Protector feature may not guarantee a return of all Purchase Payments at the end of the waiting period, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Capital Protector benefit. For example, if near the end of the waiting period your Capital Protector Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your Contract Value to be larger than your Capital Protector Base on your benefit date, you will not receive any benefit even though you have paid for the Capital Protector feature throughout the waiting period. You should discuss subsequent Purchase Payments with your financial representative as such activity may reduce the value of this Capital Protector benefit.



We reserve the right to modify, suspend or terminate the capital protector feature (in its entirety or any component) at any time for prospectively issued contracts.



THE INCOME PROTECTOR FEATURE



The Income Protector feature is a future "safety net" which can offer you the ability to receive a guaranteed fixed minimum retirement income when you switch to the Income Phase. If you elect the Income Protector feature you can know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions.



The Income Protector benefit available is generally based upon the Purchase Payments remaining in your contract at the time you decide to begin taking income. If elected, a growth rate can provide increased minimum guaranteed income. We charge a fee for the Income Protector benefit. The amount of the fee and income protection available to you are described below. This feature may not be available in your state. Check with your financial advisor regarding availability.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE INCOME PROTECTOR FEATURE AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.



HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME



If you elect the Income Protector feature, we base the amount of minimum income available to you upon a calculation we call the Income Benefit Base. At the time your participation in the Income Protector program becomes effective, your Income Benefit Base is equal to your contract value. Participation in the Income Protector program is effective on either the date of issue of the contract (if elected) or at the contract anniversary following your election of the Income Protector.



The income benefit base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.



Your income benefit base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact income benefit base calculation is equal to (a) plus (b) minus (c) where:



     (a) is equal to, for the first year of calculation, your initial Purchase Payment, or for each subsequent year of calculation, the income benefit base on the prior contract anniversary, and;



     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the last contract anniversary, and;



     (c) is equal to all withdrawals and applicable fees and charges since the last contract anniversary, in an amount proportionate to the amount by which such withdrawals decreased your contract value.



Your Income Benefit Base may accumulate at the elected growth rate from the date your election becomes effective through your Income Benefit Date. However, any applicable Growth Rate will reduce to 0% on the Anniversary immediately after the annuitant's 90th birthday.



If you decide that you want the protection offered by the Income Protector feature, you must elect the feature by completing the Income Protector Election Form available through Our Annuity Service Center.



Your Income Benefit Base will begin accumulating at the applicable growth rate on the contract anniversary following Our receipt of your completed election form. In order to obtain the benefit of the Income Protector you may not begin the Income Phase for at least ten years following your election. You may not elect this Program if the required waiting period before beginning the Income Phase would occur later than your latest annuity date.

The current options offered are:



                                    FEE AS A % OF
                                     YOUR INCOME     WAITING
                      GROWTH RATE*  BENEFIT BASE     PERIOD*
---------------------------------------------------------------
Income Protector Plus      6%           0.45%       10 years
---------------------------------------------------------------



* If you elect the feature on a subsequent anniversary, the Growth Rates, Fees, and/or Waiting Period may be different.



RE-SET OF YOUR INCOME PROTECTOR BENEFIT



  RE-SET



You may also have the opportunity to "Re-Set" your Income Benefit Base. The Re-Set feature allows you to increase your Income Benefit Base to the amount of your contract value on your next contract anniversary. You can only Re-Set within the 30 days before your next contract anniversary. The waiting period before you can begin the Income Phase will be determined based on the offerings available for your elected level of protection at the time your make an election to Re-Set. In addition, the Income Protector fee will be charged as a percentage of your re-set Income Benefit Base. You may not elect to Re-Set if the required waiting period before beginning the Income Phase would occur later than your latest annuity date.



For more information on how to Re-Set your Income Protector benefit, please contact your financial representative or Our Annuity Service Center.



ELECTING TO RECEIVE INCOME PAYMENTS



You may elect to begin the Income Phase of your contract using the Income Protector Program ONLY within the 30 days after the 10th or later contract anniversary following the effective date of your Income Protector participation, Re-Set or Step-Up.



The contract anniversary of, or prior to, your election to begin receiving annuity payments is your Income Benefit Date. This is the date as of which We calculate your Income Benefit Base to use in determining your guaranteed minimum fixed retirement income. To arrive at the minimum guaranteed retirement income available to you We apply the annuity rates stated in your Income Protector Endorsement for the annuity option you select to your final Income Benefit Base. You then choose if you would like to receive that income annually, quarterly or monthly for the time guaranteed under your selected annuity option. Your final Income Benefit Base is equal to (a) minus (b) where:



     (a) is your Income Benefit Base as of your Income Benefit Date, and;



     (b) is any partial withdrawals of contract value and any charges applicable to those withdrawals and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as of the Income Benefit Date, and any applicable premium taxes.



The annuity options available when using the Income Protector Program to receive your fixed retirement income are:



     - Life Annuity with 10 Year Period Certain, or



     - Joint and 100% Survivor Annuity with 20 Year Period Certain



At the time you elect to begin receiving annuity payments, We will calculate your annual income using both your final Income Benefit Base and your contract value. We will use the same income option for each calculation, however, the annuity factors used to calculate your income under the Income Protector will be different. You will receive whichever provides a greater stream of income. If you annuitize using the Income Protector your income payments will be fixed in amount. You are not required to use the Income Protector to receive income payments. However, we will not refund fees paid for the Income Protector if you annuitize under the general provisions of your contract. In addition, if applicable, a surrender charge will apply if you take income under the Income Protector feature. YOU MAY NEVER NEED TO RELY UPON THE INCOME PROTECTOR, IF YOUR CONTRACT PERFORMS WITHIN A HISTORICALLY ANTICIPATED RANGE. HOWEVER, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.



FEES ASSOCIATED WITH THE INCOME PROTECTOR PROGRAM



If you elect the Income Protector, We charge an annual fee, as follows:



                                FEE AS A % OF YOUR
                                INCOME BENEFIT BASE
-------------------------------------------------------------
Income Protector Plus                  0.45%
-------------------------------------------------------------



If you elect the feature on a subsequent anniversary, the Fees may be different.



We deduct the annual fee from your actual contract value. If your contract is issued with the Income Protector program we begin deducting the annual fee on your first contract anniversary. If you elect the feature it at some later date, we begin deducting the annual fee on the contract anniversary following the date on which your participation in the program becomes effective. Upon a Re-Set of your Income Protector feature, the fee will be charged upon your Re-Set Income Benefit Base and may be a higher fee depending upon the then-current offerings.



It is important to note that once you elect the Income Protector feature you may not cancel your election. We will deduct the charge from your contract value on every contract anniversary up to and including your Income Benefit Date. We will not assess the annual fee if you surrender or annuitize before the next contract anniversary.

NOTE TO QUALIFIED CONTRACT HOLDERS



Qualified contracts generally require that you select an income option that does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of the Income Protector program. To utilize the Income Protector feature, you must take income payments under one of the two income options described above. If those income options exceed your life expectancy, you may be prohibited from receiving your guaranteed fixed income under the program. If you own a qualified contract to which this restriction applies and you elect the Income Protector program, you may pay for this minimum guarantee and not be able to realize the benefit.



You may wish to consult your tax advisor for information concerning your particular circumstances. APPENDIX D PROVIDES EXAMPLES OF THE OPERATION OF THE INCOME PROTECTOR FEATURE.



If you elect Capital Protector or Polaris Income Rewards, you may not elect to participate in the Income Protector program.



----------------------------------------------------------------

----------------------------------------------------------------

                                  DEATH BENEFIT

----------------------------------------------------------------
----------------------------------------------------------------

If you die during the Accumulation Phase of your contract, We pay a death benefit to your Beneficiary. At the time you purchase your contract, you must select one of the two death benefit options described below. Once selected, you can not change your death benefit option. You should discuss the available options with your financial advisor to determine which option is best for you.


We will not pay a Deferred Payment Enhancement on a Purchase Payment if you die before the corresponding Deferred Payment Enhancement Date. SEE POLARIS REWARDS PROGRAM ABOVE.


We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We calculate and pay the death benefit when We receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

     1.  a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4.  any other proof satisfactory to Us.


If a Beneficiary does not elect a specific form of payout within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.



If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.



The death benefit may be paid immediately in the form of a lump sum payment or paid under one of the available Income Options. PLEASE SEE INCOME OPTIONS BELOW. A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin under the selected Income Option or the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an Income Option or participate in the Extended Legacy program.



  EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS



The Extended Legacy program can allow a Beneficiary to take the death benefit amount in the form of income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution if they wish. The contract continues in the original owner's name for the benefit of the Beneficiary. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after your death. Under the Extended Legacy program, a Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid interest in the contract in the event of their death and make transfers among investment options. If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value. Participation in the program may impact certain features of the contract as detailed in the Death Claim Form. Please see your financial representative for additional information.



Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of your death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of your death for IRAs. For IRAs, the five-year option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the owner reaches the age of 70 1/2).



For information regarding how these payments are treated for tax purposes, consult your tax advisor regarding tax implications and your particular circumstances.



     DEFINED TERMS


The term Net Purchase Payment is used frequently in explaining these death benefit options. Net Purchase Payments is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total purchase payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, We determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.


To arrive at the Net Purchase Payment calculation for subsequent withdrawals, We determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations. If you elect to participate in the Polaris Rewards program, any Payment Enhancement(s) are not considered Purchase Payments.



The term "withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.



IF YOU PURCHASED YOUR CONTRACT ON OR ABOUT JUNE 1, 2004, SUBJECT TO STATE AVAILABILITY, THE FOLLOWING DEATH BENEFIT PROVISIONS APPLY:



OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION



If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:



     1.  Contract value; or



     2. Net Purchase Payments, compounded at up to 3% annual growth rate to the earlier of the 75th birthday or the date of death plus Net Purchase Payments received after the 75th birthday but prior to the 86th birthday; or



     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, plus Net Purchase Payments received between the seventh contract anniversary but prior to the 86th birthday.



The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.



OPTION 2 - MAXIMUM ANNIVERSARY OPTION



If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:



     1.  Contract value; or



     2.  Net Purchase Payments received prior to your 86th birthday; or



     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary plus any Purchase Payments since that anniversary but prior to your 86th birthday; and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.



If the contract is issued on or after your 83rd birthday but before your 86th birthday, the death benefit is greater of:



     1.  Contract value; or



     2.  The lesser of:



          a.  Net Purchase Payments received prior to your 86th birthday; or



          b.  125% of Contract Value.



If you are age 90 or older at the time of death and selected the Maximum Anniversary death benefit, the death benefit will be equal to the contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of your death.



For contracts in which the aggregate of all Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica Life Insurance Company to the same owner are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.

IF YOU PURCHASED YOUR CONTRACT BETWEEN OCTOBER 24, 2001 AND ON OR ABOUT MAY 31, 2004, THE FOLLOWING DEATH BENEFIT PROVISIONS APPLY:


OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greatest of:


     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or



     2. Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of the withdrawal; or



     3. the contract value on the seventh contract anniversary, plus any Purchase Payments since the seventh contract anniversary; and reduced for any withdrawals since the seventh contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each withdrawal recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.


OPTION 2 -- MAXIMUM ANNIVERSARY OPTION

The death benefit is the greatest of:

     1. the contract value at the time We receive all required paperwork and satisfactory proof of death; or

     2. Net Purchase Payments; or


     3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.


If you are age 90 or older at the time of death and selected the Option 2 death benefit, the death benefit will be equal to contract value at the time We receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of Option 2 if:

     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.

The death benefit options on contracts issued before October 24, 2001 would be subject to a different calculation. Please see the Statement of Additional Information for details.

ESTATEPLUS
The EstatePlus benefit if elected may increase the death benefit amount. If you have earnings in your contract at the time of death, We will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Amount"), to the death benefit payable. The contract year of your death will determine the EstatePlus percentage and the Maximum EstatePlus percentage.

The table below provides the details if you are age 69 or younger at the time We issue your contract:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE         ESTATEPLUS AMOUNT
-------------------------------------------------------------
 Years 0 - 4       25% of Earnings      40% of Net Purchase
                                        Payments
-------------------------------------------------------------
 Years 5 - 9       40% of Earnings      65% of Net Purchase
                                        Payments*
-------------------------------------------------------------
 Years 10+         50% of Earnings      75% of Net Purchase
                                        Payments*
-------------------------------------------------------------

If you are between your 70th and 81st birthdays at the time We issue your contract the table below shows the available EstatePlus benefit:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE         ESTATEPLUS AMOUNT
-------------------------------------------------------------
 All Contract      25% of Earnings      40% of Net Purchase
   Years                                Payments*
-------------------------------------------------------------

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Amount calculations.

We may offer different levels of this benefit based on the number of years you hold your contract and/or your age at the time of issue.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

What is the EstatePlus Percentage Amount?

We determine the amount of the EstatePlus benefit, based on a percentage of the earnings in your contract at the time of your death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If the earnings amount is negative, no EstatePlus amount will be added.

What is the Maximum EstatePlus Amount?

The EstatePlus benefit is subject to a maximum dollar amount. The maximum EstatePlus amount is equal to a percentage of your Net Purchase Payments.

You must elect EstatePlus at the time of contract application. Once elected, you may not terminate or change this election.

We assess a 0.25% fee for EstatePlus. On a daily basis We deduct this annual charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.

EstatePlus is not available if you are age 81 or older at the time We issue your contract. Furthermore, a Continuing Spouse cannot benefit from EstatePlus if he/she is age 81 or older on the Continuation Date. SEE SPOUSAL CONTINUATION BELOW. The EstatePlus benefit is not payable after the latest Annuity Date. You may pay for the EstatePlus benefit and your beneficiary may never receive the benefit if you live past the latest Annuity Date. SEE INCOME OPTIONS ON BELOW.


EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated. See your financial representative for information regarding availability.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ESTATEPLUS BENEFIT (IN ITS ENTIRETY OR ANY COMPONENT AT ANY TIME) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). Generally, the contract and its elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios or MVA fixed accounts, they will be subject to investment risk as was the original owner.

Upon a spouse's continuation of the contract, We will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date We receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to Us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except as explained in Appendix C. SEE APPENDIX C FOR FURTHER EXPLANATION OF THE DEATH BENEFIT CALCULATIONS FOLLOWING A SPOUSAL CONTINUATION.


Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of EstatePlus. We will terminate EstatePlus if the Continuing Spouse is age 81 or older on the Continuation Date. If EstatePlus is terminated or if the Continuing Spouse dies after the latest Annuity Date, no EstatePlus benefit will be payable. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract. SEE APPENDIX C FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

----------------------------------------------------------------
----------------------------------------------------------------
                                    EXPENSES
----------------------------------------------------------------
----------------------------------------------------------------

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that We charge less than the amounts described below.

ANNUAL SEPARATE ACCOUNT EXPENSES

The Company deducts Annual Separate Account Expenses in the amount of 1.52%, annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of Our expenses, We will pay the difference. Likewise, if these charges exceed Our expenses, We will keep the difference. The Annual Separate Account Expenses are expected to result in a profit. Profit may be used for any legitimate cost or expense including distribution, depending upon market conditions.


WITHDRAWAL CHARGES


The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ABOVE. If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge. You may also incur a withdrawal charge upon a full surrender.


We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 7 complete years, or 9 years if you elected to participate in the Polaris Rewards Program, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines each year a Purchase Payment is in the contract. The two withdrawal charge schedules are as follows:



WITHDRAWAL CHARGE WITHOUT THE POLARIS REWARDS PROGRAM (SCHEDULE A)



-----------------------------------------------------------------------------------------
      YEAR           1        2        3        4        5        6        7        8+
-----------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE              7%       6%       5%       4%       3%       2%       1%       0%
-----------------------------------------------------------------------------------------



WITHDRAWAL CHARGE WITH THE POLARIS REWARDS PROGRAM (SCHEDULE B)



-----------------------------------------------------------------------------------------------------------
      YEAR           1        2        3        4        5        6        7        8        9       10+
-----------------------------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE              9%       9%       8%       7%       6%       5%       4%       3%       2%       0%
-----------------------------------------------------------------------------------------------------------


When calculating the withdrawal charge, We treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments. SEE ACCESS TO YOUR MONEY ABOVE.


These higher potential withdrawal charges may compensate Us for the expenses associated with the Polaris Rewards Program.



The Polaris Rewards feature of this contract is designed to reward long term investing. We expect that if you remain committed to this investment over the long term, We will profit as a result of fees charged over the life of your contract. However, neither the mortality and expense fees, distribution expenses, contract administration fee nor the investment management fees are higher on the Polaris Rewards version, than the contract without an election of the bonus feature.


Whenever possible, We deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, We deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We will not assess a withdrawal charge when you switch to the Income Phase, except when you elect to receive income payments using the Income Protector feature. If you elect to receive income payments using the Income Protector feature, We assess the entire withdrawal charge applicable to Purchase Payments remaining in your contract when calculating your income benefit base. SEE INCOME OPTIONS BELOW.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

INVESTMENT CHARGES

  INVESTMENT MANAGEMENT FEES

Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Variable Portfolios. THE FEE TABLES ABOVE illustrate these charges and expenses. For more detailed information on these investment charges, refer to the prospectuses for the Trusts.

  SERVICE FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For SunAmerica Series Trust ("SAST"), under the distribution plan which is applicable to all class of shares, recaptured brokerage commissions will be used to make payments to AIG SunAmerica Capital Services, Inc., the SAST Distributor, to pay for various distribution activities on behalf of the SAST Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

In addition, the 0.15% and 0.25% fee applicable to Class B of the Anchor Series Trust and the Class II shares of the Van Kampen Life Investment Trust, respectively, is generally used to pay financial intermediaries for services provided over the life of your contract.

For more detailed information on these Investment Charges, refer to the prospectuses for the American Funds Insurance Series, Anchor Series Trust, SunAmerica Series Trust and/or the Van Kampen Life Investment Trust.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, We subtract a contract maintenance fee from your account once per year. This charge compensates Us for the cost of contract administration. We deduct the $35 contract maintenance fee ($30 in North Dakota) from your account value on your contract anniversary. If you withdraw your entire contract value, We deduct the fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, We will waive the charge. This waiver is subject to change without notice.

TRANSFER FEE

Generally, We currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year ($10 in Pennsylvania and Texas). SEE INVESTMENT OPTIONS ABOVE.


OPTIONAL POLARIS INCOME REWARDS FEE



The annualized Polaris Income Rewards fee is calculated as a percentage of your Withdrawal Benefit Base. The fee will be assessed and deducted periodically from your contract value, starting on the first quarter following the Benefit Effective Date and ending upon the termination of the benefit. If your contract falls to zero before the benefit has been terminated, the fee will no longer be assessed.



TIME ELAPSED SINCE
BENEFIT EFFECTIVE DATE                                     ANNUALIZED FEE
----------------------                                     --------------
 0-7 years                                                     0.65%
 8+ years                                                      0.45%



OPTIONAL CAPITAL PROTECTOR FEE



The fee for the Capital Protector feature is as follows:



CONTRACT YEAR                                           ANNUALIZED CHARGE *
-------------                                           -------------------
 0-7                                                           0.50%
 8-10                                                          0.25%
 11+                                                            none



* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.



OPTIONAL ESTATEPLUS FEE


We charge 0.25% for the EstatePlus feature. On a daily basis we deduct this charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.

OPTIONAL INCOME PROTECTOR FEE


The Income Protector fee is as follows:



GROWTH RATE                            ANNUALIZE CHARGE
-----------                            ----------------
Plus 6%.............................         0.45%


The fee is deducted annually from your contract value. The Income Base Benefit is generally calculated by using your contract value on the date of your effective enrollment in the program and then each subsequent contract anniversary, adding Purchase Payments made since the prior contract anniversary, less proportional withdrawals, and fees and charges applied to the withdrawals.

PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract ranging from 0% to 3.5%. We deduct from your contract these premium tax charges. Currently, We deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, We may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.
INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower Our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, We may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria We evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between Us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that Our expenses will be reduced; and/or any other factors that We believe indicate that administrative and/or sales expenses may be reduced.

AIG SunAmerica may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

----------------------------------------------------------------
----------------------------------------------------------------

                                 INCOME OPTIONS

----------------------------------------------------------------
----------------------------------------------------------------


ANNUITY DATE



During the Income Phase, We use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.



If you switch to the Income Phase prior to a Deferred Payment Enhancement Date, We will not allocate the corresponding Deferred Payment Enhancement to your contract. SEE POLARIS REWARDS PROGRAM ABOVE.



Income payments must begin on or before your 95th birthday or on your tenth contract anniversary, whichever occurs later (latest Annuity Date). If you do not choose an Annuity Date, your income payments will automatically begin on this date.

Certain states may require your income payments to start earlier.



If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.



In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.



INCOME OPTIONS



Currently, this Contract offers five income options unless you chose to take income under the Income Protector feature (see below). Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments based on joint lives, We pay according to Option 3 for a period of 10 years.



We base Our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify Us if the Annuitant dies before the Annuity Date and designate a new Annuitant.



     OPTION 1 - LIFE INCOME ANNUITY



This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.



     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY



This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, We will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.



     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED



This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.



     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED



This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.



     OPTION 5 - INCOME FOR A SPECIFIED PERIOD


This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed income payments being made) may redeem any remaining guaranteed variable income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.



The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.



For information regarding Income Option's using the Income Protector feature, please see below. Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income options.



FIXED OR VARIABLE INCOME PAYMENTS



You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable and if your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable, unless otherwise elected. If income payments are fixed, AIG SunAmerica Life guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.



INCOME PAYMENTS



We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct Us to send you a check or to have the payments directly deposited into your bank account. If state law allows, We distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, We may decrease the frequency of payments, state law allowing.



If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:



     - for life options, your age when payments begin; and



     - the value of your contract in the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and



     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.



If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.



The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.



TRANSFERS DURING THE INCOME PHASE



During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.



DEFERMENT OF PAYMENTS



We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.


----------------------------------------------------------------
----------------------------------------------------------------

                                      TAXES

----------------------------------------------------------------
----------------------------------------------------------------


NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.



ANNUITY CONTRACTS IN GENERAL



The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.



If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.



If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.



TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS



If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or
(6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(B) ELIGIBLE DEFERRED COMPENSATION PLANS)



Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.



The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.



Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.



MINIMUM DISTRIBUTIONS



Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2 regardless of when you separate from service from the employer sponsoring the plan. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.



You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.



Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.



You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.



The IRS issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.



TAX TREATMENT OF DEATH BENEFITS



Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.



Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.



If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s)could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.



CONTRACTS OWNED BY A TRUST OR CORPORATION



A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.



GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT



If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non- Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.



The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.



DIVERSIFICATION AND INVESTOR CONTROL



The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.



The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.



These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.


----------------------------------------------------------------
----------------------------------------------------------------
                                   PERFORMANCE
----------------------------------------------------------------
----------------------------------------------------------------

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When We advertise performance for periods prior to the date the contracts were first issued, We derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the subaccount was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.


----------------------------------------------------------------

----------------------------------------------------------------
                                OTHER INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

AIG SUNAMERICA LIFE

AIG SunAmerica Life is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, AIG SunAmerica Life redomesticated under the laws of the state of Arizona.

AIG SunAmerica Life and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, AIG SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. (comprising six wholly owned broker-dealers and two investment advisors), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.

THE SEPARATE ACCOUNT

AIG SunAmerica Life established Variable Separate Account ("Separate Account"), under Arizona law on January 1, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

AIG SunAmerica Life owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by AIG SunAmerica Life. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of AIG SunAmerica Life.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into AIG SunAmerica Life's general account. The general account consists of all of AIG SunAmerica Life's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any AIG SunAmerica contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.


PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT



  PAYMENTS TO BROKER-DEALERS



Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission, only, that may be up to a maximum 8% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.



We (or our affiliates) may pay broker-dealers or permitted third parties cash or non-cash compensation, including reimbursement of expenses incurred in connection with the sale of these contracts. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management or longevity of assets invested with us. For example, we may pay additional amounts in connection with contracts that remain invested with us for a particular period of time. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. Promotional incentives may change at any time.



We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract. Certain compensation payments may increase our cost of doing business in a particular firm and may result in higher contractual fees and charges if you purchase your contract through such a firm. See EXPENSES above.



AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of AIG SunAmerica Life, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.



  PAYMENTS WE RECEIVE



In addition to amounts received pursuant to established 12b-1 Plans, we may receive compensation of up to 0.50% from the investment advisers, subadvisers or their affiliates of certain of the underlying Trusts and/or portfolios for services related to the availability of the underlying portfolios in the contract.

Furthermore, certain advisers and/or subadvisers may offset the costs we incur for training to support sales of the underlying funds in the contract.


ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact Our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the accumulation phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, We send confirmations immediately. It is your responsibility to review these documents carefully and notify Us of any inaccuracies immediately. We investigate all inquiries. To the extent that We believe We made an error, We retroactively adjust your contract, provided you notify Us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments We deem warranted are made as of the time We receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. AIG SunAmerica Life engages in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets nor are they material with respect to the Separate Account.

OWNERSHIP

The Polaris Protector Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Modified Guaranteed and Variable Deferred Annuity contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that We issue it directly to the owner.

INDEPENDENT ACCOUNTANTS


The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003 and financial statements of Variable Separate Account at December 31, 2003 and for each of the two years in the period ended December 31, 2003, are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.
----------------------------------------------------------------
----------------------------------------------------------------
                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to Us at Our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are tabulated below.


Separate Account..............................     3
General Account...............................     3
Performance Data..............................     4
Income Payments...............................     8
Income Protector..............................     8
Annuity Unit Values...........................     8
Death Benefit Options for Contracts Issued
  Before October 24, 2001.....................    11
Taxes.........................................    12
Distribution of Contracts.....................    17
Financial Statements..........................    17

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             POLARIS PROTECTOR - APPENDIX A - CONDENSED FINANCIALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                    FISCAL YEAR       FISCAL YEAR
                                                                 INCEPTION TO         ENDING            ENDING
                         PORTFOLIOS                                12/31/01          12/31/02          12/31/03
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  Capital Appreciation (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $35.378        (a) $33.909       (a) $25.789
                                                               (b) $35.378        (b) $33.891       (b) $25.714
        Ending AUV..........................................   (a) $33.909        (a) $25.789       (a) $33.545
                                                               (b) $33.891        (b) $25.714       (b) $33.362
        Ending Number of AUs................................   (a) 57,357         (a) 411,825       (a) 1,002,274
                                                               (b) 40,519         (b) 126,035       (b) 182,069
-------------------------------------------------------------------------------------------------------------------
  Government and Quality Bond (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $14.915        (a) $15.323       (a) $16.470
                                                               (b) $14.915        (b) $15.319       (b) $16.426
        Ending AUV..........................................   (a) $15.323        (a) $16.470       (a) $16.606
                                                               (b) $15.319        (b) $16.426       (b) $16.519
        Ending Number of AUs................................   (a) 182,387        (a) 1,104,013     (a) 3,006,271
                                                               (b) 55,393         (b) 293,673       (b) 422,912
-------------------------------------------------------------------------------------------------------------------
  Growth (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $27.961        (a) $27.233       (a) $20.847
                                                               (b) $27.961        (b) $27.215       (b) $20.781
        Ending AUV..........................................   (a) $27.233        (a) $20.847       (a) $26.637
                                                               (b) $27.215        (b) $20.781       (b) $26.486
        Ending Number of AUs................................   (a) 95,475         (a) 407,920       (a) 1,049,425
                                                               (b) 33,517         (b) 135,685       (b) 207,688
-------------------------------------------------------------------------------------------------------------------
  Natural Resources (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $14.651        (a) $14.352       (a) $15.297
                                                               (b) $14.651        (b) $14.309       (b) $15.213
        Ending AUV..........................................   (a) $14.352        (a) $15.297       (a) $22.221
                                                               (b) $14.309        (b) $15.213       (b) $22.044
        Ending Number of AUs................................   (a) 6,723          (a) 76,250        (a) 174,706
                                                               (b) 7,978          (b) 27,269        (b) 35,442
-------------------------------------------------------------------------------------------------------------------
  Aggressive Growth (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $15.970        (a) $13.627       (a) $10.091
                                                               (b) $15.970        (b) $13.621       (b) $10.062
        Ending AUV..........................................   (a) $13.627        (a) $10.091       (a) $12.750
                                                               (b) $13.621        (b) $10.062       (b) $12.680
        Ending Number of AUs................................   (a) 24,470         (a) 108,313       (a) 281,937
                                                               (b) 8,317          (b) 28,071        (b) 36,212
-------------------------------------------------------------------------------------------------------------------
  Alliance Growth (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $32.786        (a) $32.462       (a) $21.935
                                                               (b) $32.786        (b) $32.395       (b) $21.836
        Ending AUV..........................................   (a) $32.462        (a) $21.935       (a) $27.140
                                                               (b) $32.395        (b) $21.836       (b) $26.949
        Ending Number of AUs................................   (a) 69,203         (a) 356,812       (a) 800,815
                                                               (b) 41,761         (b) 114,562       (b) 156,024
-------------------------------------------------------------------------------------------------------------------
  Asset Allocation (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $18.647        (a) $18.608       (a) $16.920
                                                               (b) $18.647        (b) $18.608       (b) $16.878
        Ending AUV..........................................   (a) $18.608        (a) $16.920       (a) $20.478
                                                               (b) $18.608        (b) $16.878       (b) $20.377
        Ending Number of AUs................................   (a) 12,080         (a) 139,639       (a) 329,270
                                                               (b) 17,628         (b) 93,143        (b) 114,393
-------------------------------------------------------------------------------------------------------------------
  Blue Chip Growth (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $7.199         (a) $6.701        (a) $4.662
                                                               (b) $7.199         (b) $6.695        (b) $4.647
        Ending AUV..........................................   (a) $6.701         (a) $4.662        (a) $5.778
                                                               (b) $6.695         (b) $4.647        (b) $5.744
        Ending Number of AUs................................   (a) 45,266         (a) 444,444       (a) 957,272
                                                               (b) 10,628         (b) 88,552        (b) 177,855
-------------------------------------------------------------------------------------------------------------------
  Cash Management (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $12.987        (a) $13.058       (a) $13.015
                                                               (b) $12.987        (b) $13.065       (b) $12.989
        Ending AUV..........................................   (a) $13.058        (a) $13.015       (a) $12.886
                                                               (b) $13.065        (b) $12.989       (b) $12.828
        Ending Number of AUs................................   (a) 87,024         (a) 759,591       (a) 1,669,439
                                                               (b) 27,659         (b) 119,357       (b) 267,647
-------------------------------------------------------------------------------------------------------------------
  Corporate Bond (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $13.663        (a) $13.972       (a) $14.765
                                                               (b) $13.663        (b) $13.952       (b) $14.707
        Ending AUV..........................................   (a) $13.972        (a) $14.765       (a) $16.255
                                                               (b) $13.952        (b) $14.707       (b) $16.151
        Ending Number of AUs................................   (a) 84,809         (a) 495,428       (a) 1,006,283
                                                               (b) 30,474         (b) 105,488       (b) 166,674
-------------------------------------------------------------------------------------------------------------------


              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

                                                                                    FISCAL YEAR       FISCAL YEAR
                                                                 INCEPTION TO         ENDING            ENDING
                         PORTFOLIOS                                12/31/01          12/31/02          12/31/03
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Davis Venture Value (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $27.129        (a) $26.207       (a) $21.459
                                                               (b) $27.129        (b) $26.174       (b) $21.378
        Ending AUV..........................................   (a) $26.207        (a) $21.459       (a) $28.093
                                                               (b) $26.174        (b) $21.378       (b) $27.918
        Ending Number of AUs................................   (a) 140,690        (a) 916,367       (a) 2,021,684
                                                               (b) 88,681         (b) 280,682       (b) 376,849
-------------------------------------------------------------------------------------------------------------------
  "Dogs" of Wall Street (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $9.376         (a) $9.703        (a) $8.916
                                                               (b) $9.376         (b) $9.680        (b) $8.875
        Ending AUV..........................................   (a) $9.703         (a) $8.916        (a) $10.525
                                                               (b) $9.680         (b) $8.875        (b) $10.450
        Ending Number of AUs................................   (a) 34,535         (a) 303,241       (a) 912,254
                                                               (b) 43,315         (b) 191,173       (b) 197,356
-------------------------------------------------------------------------------------------------------------------
  Emerging Market (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $6.428         (a) $6.535        (a) $5.967
                                                               (b) $6.428         (b) $6.530        (b) $5.949
        Ending AUV..........................................   (a) $6.535         (a) $5.967        (a) $8.956
                                                               (b) $6.530         (b) $5.949        (b) $8.907
        Ending Number of AUs................................   (a) 16,167         (a) 118,745       (a) 272,246
                                                               (b) 4,402          (b) 36,235        (b) 73,058
-------------------------------------------------------------------------------------------------------------------
  Federated American Leaders (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $16.876        (a) $16.380       (a) $12.924
                                                               (b) $16.876        (b) $16.377       (b) $12.889
        Ending AUV..........................................   (a) $16.380        (a) $12.924       (a) $16.215
                                                               (b) $16.377        (b) $12.889       (b) $16.131
        Ending Number of AUs................................   (a) 42,438         (a) 248,336       (a) 359,761
                                                               (b) 27,106         (b) 98,980        (b) 104,359
-------------------------------------------------------------------------------------------------------------------
  Foreign Value (Inception Date - 08/01/02)
        Beginning AUV.......................................       --             (a) $10.000       (a) $9.405
                                                                   --             (b) $10.000       (b) $9.392
        Ending AUV..........................................       --             (a) $9.405        (a) $12.469
                                                                   --             (b) $9.392        (b) $12.420
        Ending Number of AUs................................       --             (a) 128,664       (a) 1,726,235
                                                                   --             (b) 20,374        (b) 162,932
-------------------------------------------------------------------------------------------------------------------
  Global Bond (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $15.461        (a) $15.662       (a) $16.321
                                                               (b) $15.461        (b) $15.648       (b) $16.264
        Ending AUV..........................................   (a) $15.662        (a) $16.321       (a) $16.621
                                                               (b) $15.648        (b) $16.264       (b) $16.523
        Ending Number of AUs................................   (a) 18,266         (a) 82,945        (a) 253,367
                                                               (b) 6,241          (b) 20,260        (b) 35,142
-------------------------------------------------------------------------------------------------------------------
  Global Equities (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $17.986        (a) $17.477       (a) $12.570
                                                               (b) $17.986        (b) $17.447       (b) $12.518
        Ending AUV..........................................   (a) $17.477        (a) $12.570       (a) $15.638
                                                               (b) $17.447        (b) $12.518       (b) $15.535
        Ending Number of AUs................................   (a) 17,274         (a) 115,049       (a) 190,930
                                                               (b) 17,126         (b) 44,507        (b) 48,308
-------------------------------------------------------------------------------------------------------------------
  Goldman Sachs Research (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $8.100         (a) $7.171        (a) $5.072
                                                               (b) $8.100         (b) $7.168        (b) $5.057
        Ending AUV..........................................   (a) $7.171         (a) $5.072        (a) $6.247
                                                               (b) $7.168         (b) $5.057        (b) $6.212
        Ending Number of AUs................................   (a) 56,741         (a) 227,765       (a) 422,614
                                                               (b) 18,651         (b) 65,369        (b) 76,646
-------------------------------------------------------------------------------------------------------------------
  Growth-Income (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $28.878        (a) $26.800       (a) $20.783
                                                               (b) $28.878        (b) $26.794       (b) $20.726
        Ending AUV..........................................   (a) $26.800        (a) $20.783       (a) $25.679
                                                               (b) $26.794        (b) $20.726       (b) $25.545
        Ending Number of AUs................................   (a) 58,446         (a) 232,737       (a) 370,888
                                                               (b) 22,034         (b) 83,192        (b) 100,799
-------------------------------------------------------------------------------------------------------------------
  Growth Opportunities (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $6.256         (a) $5.813        (a) $3.443
                                                               (b) $6.256         (b) $5.804        (b) $3.426
        Ending AUV..........................................   (a) $5.813         (a) $3.443        (a) $4.570
                                                               (b) $5.804         (b) $3.426        (b) $4.537
        Ending Number of AUs................................   (a) 11,133         (a) 139,519       (a) 444,429
                                                               (b) 2,227          (b) 58,604        (b) 86,201
-------------------------------------------------------------------------------------------------------------------


              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

                                                                                    FISCAL YEAR       FISCAL YEAR
                                                                 INCEPTION TO         ENDING            ENDING
                         PORTFOLIOS                                12/31/01          12/31/02          12/31/03
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  High-Yield Bond (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $13.172        (a) $12.506       (a) $11.584
                                                               (b) $13.172        (b) $12.495       (b) $11.546
        Ending AUV..........................................   (a) $12.506        (a) $11.584       (a) $14.990
                                                               (b) $12.495        (b) $11.546       (b) $14.901
        Ending Number of AUs................................   (a) 28,392         (a) 276,498       (a) 1,024,507
                                                               (b) 24,531         (b) 88,751        (b) 149,914
-------------------------------------------------------------------------------------------------------------------
  International Diversified Equities (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $11.125        (a) $10.216       (a) $7.171
                                                               (b) $11.125        (b) $10.168       (b) $7.139
        Ending AUV..........................................   (a) $10.216        (a) $7.171        (a) $9.290
                                                               (b) $10.168        (b) $7.139        (b) $9.228
        Ending Number of AUs................................   (a) 31,777         (a) 255,409       (a) 1,604,946
                                                               (b) 9,019          (b) 63,592        (b) 176,119
-------------------------------------------------------------------------------------------------------------------
  International Growth & Income (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $11.372        (a) $10.751       (a) $8.363
                                                               (b) $11.372        (b) $10.746       (b) $8.342
        Ending AUV..........................................   (a) $10.751        (a) $8.363        (a) $11.262
                                                               (b) $10.746        (b) $8.342        (b) $11.205
        Ending Number of AUs................................   (a) 55,380         (a) 412,663       (a) 810,321
                                                               (b) 13,292         (b) 69,373        (b) 103,557
-------------------------------------------------------------------------------------------------------------------
  Marsico Growth (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $8.889         (a) $8.515        (a) $7.430
                                                               (b) $8.889         (b) $8.519        (b) $7.416
        Ending AUV..........................................   (a) $8.515         (a) $7.430        (a) $9.516
                                                               (b) $8.519         (b) $7.416        (b) $9.474
        Ending Number of AUs................................   (a) 32,122         (a) 546,873       (a) 1,857,877
                                                               (b) 29,102         (b) 109,334       (b) 313,015
-------------------------------------------------------------------------------------------------------------------
  MFS Massachusetts Investors Trust (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $20.217        (a) $19.217       (a) $14.933
                                                               (b) $20.217        (b) $19.204       (b) $14.886
        Ending AUV..........................................   (a) $19.217        (a) $14.933       (a) $17.988
                                                               (b) $19.204        (b) $14.886       (b) $17.887
        Ending Number of AUs................................   (a) 44,800         (a) 232,656       (a) 533,410
                                                               (b) 18,861         (b) 61,081        (b) 90,081
-------------------------------------------------------------------------------------------------------------------
  MFS Mid-Cap Growth (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $15.227        (a) $13.408       (a) $6.966
                                                               (b) $15.227        (b) $13.395       (b) $6.942
        Ending AUV..........................................   (a) $13.408        (a) $6.966        (a) $9.402
                                                               (b) $13.395        (b) $6.942        (b) $9.346
        Ending Number of AUs................................   (a) 124,477        (a) 749,300       (a) 1,850,689
                                                               (b) 59,733         (b) 240,427       (b) 360,746
-------------------------------------------------------------------------------------------------------------------
  MFS Total Return (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $21.154        (a) $21.220       (a) $19.857
                                                               (b) $21.154        (b) $21.203       (b) $19.791
        Ending AUV..........................................   (a) $21.220        (a) $19.857       (a) $22.822
                                                               (b) $21.203        (b) $19.791       (b) $22.689
        Ending Number of AUs................................   (a) 176,345        (a) 1,128,163     (a) 2,122,567
                                                               (b) 60,404         (b) 255,045       (b) 305,095
-------------------------------------------------------------------------------------------------------------------
  Putnam Growth: Voyager (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $21.065        (a) $19.070       (a) $13.792
                                                               (b) $21.065        (b) $19.066       (b) $13.755
        Ending AUV..........................................   (a) $19.070        (a) $13.792       (a) $16.822
                                                               (b) $19.066        (b) $13.755       (b) $16.735
        Ending Number of AUs................................   (a) 29,656         (a) 141,320       (a) 217,609
                                                               (b) 13,984         (b) 33,957        (b) 32,284
-------------------------------------------------------------------------------------------------------------------
  Real Estate (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $11.241        (a) $11.340       (a) $11.843
                                                               (b) $11.241        (b) $11.318       (b) $11.792
        Ending AUV..........................................   (a) $11.340        (a) $11.843       (a) $16.072
                                                               (b) $11.318        (b) $11.792       (b) $15.964
        Ending Number of AUs................................   (a) 8,714          (a) 141,718       (a) 397,561
                                                               (b) 5,515          (b) 43,008        (b) 73,741
-------------------------------------------------------------------------------------------------------------------
  Small and Mid Cap Value (Inception Date - 8/1/02)
        Beginning AUV.......................................       --             (a) $10.000       (a) $10.120
                                                                   --             (b) $10.000       (b) $10.107
        Ending AUV..........................................       --             (a) $10.120       (a) $13.599
                                                                   --             (b) $10.107       (b) $13.549
        Ending Number of AUs................................       --             (a) 130,241       (a) 1,108,911
                                                                   --             (b) 34,296        (b) 129,075
-------------------------------------------------------------------------------------------------------------------


              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

                                                                                    FISCAL YEAR       FISCAL YEAR
                                                                 INCEPTION TO         ENDING            ENDING
                         PORTFOLIOS                                12/31/01          12/31/02          12/31/03
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $15.626        (a) $15.005       (a) $12.518
                                                               (b) $15.626        (b) $15.005       (b) $12.486
        Ending AUV..........................................   (a) $15.005        (a) $12.518       (a) $14.172
                                                               (b) $15.005        (b) $12.486       (b) $14.100
        Ending Number of AUs................................   (a) 21,847         (a) 213,983       (a) 409,060
                                                               (b) 8,873          (b) 70,328        (b) 87,959
-------------------------------------------------------------------------------------------------------------------
  Technology (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $4.018         (a) $3.450        (a) $1.718
                                                               (b) $4.018         (b) $3.451        (b) $1.715
        Ending AUV..........................................   (a) $3.450         (a) $1.718        (a) $2.548
                                                               (b) $3.451         (b) $1.715        (b) $2.536
        Ending Number of AUs................................   (a) 96,029         (a) 492,985       (a) 1,412,247
                                                               (b) 26,355         (b) 123,296       (b) 364,829
-------------------------------------------------------------------------------------------------------------------
  Telecom Utility (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $12.848        (a) $11.507       (a) $8.627
                                                               (b) $12.848        (b) $11.516       (b) $8.613
        Ending AUV..........................................   (a) $11.507        (a) $8.627        (a) $10.077
                                                               (b) $11.516        (b) $8.613        (b) $10.035
        Ending Number of AUs................................   (a) 22,050         (a) 56,939        (a) 95,511
                                                               (b) 12,265         (b) 26,641        (b) 36,357
-------------------------------------------------------------------------------------------------------------------
  Worldwide High Income (Inception Date - 07/09/01)
        Beginning AUV.......................................   (a) $14.490        (a) $14.301       (a) $13.999
                                                               (b) $14.490        (b) $14.287       (b) $13.949
        Ending AUV..........................................   (a) $14.301        (a) $13.999       (a) $17.339
                                                               (b) $14.287        (b) $13.949       (b) $17.234
        Ending Number of AUs................................   (a) 6,503          (a) 35,156        (a) 168,672
                                                               (b) 1,845          (b) 6,592         (b) 12,122
-------------------------------------------------------------------------------------------------------------------
  American Funds Insurance Series - Global Growth (Inception
    Date - 07/28/03)
        Beginning AUV.......................................       --                 --            (a) $12.479
                                                                   --                 --            (b) $12.447
        Ending AUV..........................................       --                 --            (a) $14.590
                                                                   --                 --            (b) $14.537
        Ending Number of AUs................................       --                 --            (a) 226,548
                                                                   --                 --            (b) 23,594
-------------------------------------------------------------------------------------------------------------------
  American Funds Insurance Series - Growth (Inception
    Date - 07/28/03)
        Beginning AUV.......................................       --                 --            (a) $13.167
                                                                   --                 --            (b) $13.139
        Ending AUV..........................................       --                 --            (a) $14.667
                                                                   --                 --            (b) $14.621
        Ending Number of AUs................................       --                 --            (a) 490,066
                                                                   --                 --            (b) 34,304
-------------------------------------------------------------------------------------------------------------------
  American Funds Insurance Series - Growth - Income (Inception
    Date - 07/28/03)
        Beginning AUV.......................................       --                 --            (a) $12.590
                                                                   --                 --            (b) $12.560
        Ending AUV..........................................       --                 --            (a) $14.197
                                                                   --                 --            (b) $14.148
        Ending Number of AUs................................       --                 --            (a) 578,250
                                                                   --                 --            (b) 45,865
-------------------------------------------------------------------------------------------------------------------
  Lord Abbett Series Fund Growth and Income (Inception
    Date - 08/01/02)
        Beginning AUV.......................................       --             (a) $10.000       (a) $8.180
                                                                   --             (b) $10.000       (b) $8.159
        Ending AUV..........................................       --             (a) $8.180        (a) $10.556
                                                                   --             (b) $8.159        (b) $10.503
        Ending Number of AUs................................       --             (a) 114,464       (a) 961,782
                                                                   --             (b) 17,790        (b) 84,978
-------------------------------------------------------------------------------------------------------------------
  Van Kampen LIT Comstock, Class II Shares (Inception
    Date - 11/05/01)
        Beginning AUV.......................................   (a) --             (a) $10.231       (a) $8.101
                                                               (b) $10.00         (b) $10.234       (b) $8.094
        Ending AUV..........................................   (a) --             (a) $8.101        (a) $10.434
                                                               (b) $10.234        (b) $8.094        (b) $10.399
        Ending Number of AUs................................   (a) --             (a) 351,589       (a) 1,211,030
                                                               (b) 6,865          (b) 101,386       (b) 137,517
-------------------------------------------------------------------------------------------------------------------



              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

                                                                                    FISCAL YEAR       FISCAL YEAR
                                                                 INCEPTION TO         ENDING            ENDING
                         PORTFOLIOS                                12/31/01          12/31/02          12/31/03
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth, Class II Shares (Inception
Date - 01/10/02)
        Beginning AUV.......................................   (a) --             (a) $10.426       (a) $6.916
                                                               (b) --             (b) $10.437       (b) $6.906
        Ending AUV..........................................   (a) --             (a) $6.916        (a) $8.654
                                                               (b) --             (b) $6.906        (b) $8.619
        Ending Number of AUs................................   (a) --             (a) 158,923       (a) 474,097
                                                               (b) --             (b) 52,408        (b) 58,443
-------------------------------------------------------------------------------------------------------------------
  Van Kampen LIT Growth and Income, Class II Shares (Inception
    Date - 11/05/01)
        Beginning AUV.......................................   (a) --             (a) $10.533       (a) $8.826
                                                               (b) $10.00         (b) $10.537       (b) $8.820
        Ending AUV..........................................   (a) --             (a) $8.826        (a) $11.100
                                                               (b) $10.537        (b) $8.820        (b) $11.064
        Ending Number of AUs................................   (a) --             (a) 256,369       (a) 1,677,825
                                                               (b) 6,616          (b) 80,239        (b) 253,274
-------------------------------------------------------------------------------------------------------------------


              AU - Accumulation Unit
              AUV - Accumulation Unit Value
              (a) Without election of the optional EstatePlus feature
              (b) With election of the optional EstatePlus feature

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA") AND FIXED ADVANTAGE 7 OPTION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Multi-year FAGPs may not be available if you purchased your contract on or after June 1, 2004. If you take money out of any available multi-year FAGP, before the end of the guarantee period, We make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA does not apply to any available one-year fixed account option. The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, We credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, We post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA.



The information in this Appendix applies only if you take money out of a FAGP with duration longer than 1-year before the end of the guarantee period.


We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate We use a rate being offered by Us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, We determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is negative, We first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, We deduct the remainder from your withdrawal. Where the MVA is positive, We add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 - 1
  where:


        I is the interest rate you are earning on the money invested in the FAGP;



        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP; and



        N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP.


        L is 0.005 (some states require a different value, see your Contract).

We do not assess a MVA against withdrawals from a FAGP under the following circumstances:

     - If a withdrawal is made within 30 days after the end of a guarantee period;

     -   If a withdrawal is made to pay contract fees and charges;

     -   To pay a death benefit; and

     -   Upon beginning an income option, if occurring on the Latest Annuity
         Date.


EXAMPLES OF THE MVA


    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the
Guarantee periods available or Surrender Charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N = 18); and

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

     (4) You contract was issued in a state where L = 0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free look amount.

The MVA factor is = [(1+I/(1+J+0.005)]N/12 - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)(1.5) - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 X (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls with the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.005)](N/12) - 1
                  = [(1.05)/(1.06+0.005)](18/12) - 1
                  = (0.985915)(1.5) - 1
                  = 0.978948 - 1
                  = -0.021052

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 X (-0.021052) = -$84.21

$84.21 represents the negative MVA that will be deducted from the money remaining in the 3-year FAGP.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(I+J+0.005)](N/12) - 1
                  = [(1.05)/(1.04+0.005)](18/12) - 1
                  = (1.004785)(1.5) - 1
                  = 1.007186 - 1
                  = +0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 X (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(I+J+0.005)](N/12) - 1
                  = [(1.05)/(1.06+0.005)](18/12) - 1
                  = (0.985915)(1.5) - 1
                  = 0.978948 - 1
                  =-0.021052

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 X (-0.021052) = -$79.16

$79.16 represents the negative MVA that would be deducted from the withdrawal.

FIXED ADVANTAGE 7 ACCOUNT OPTION



If you purchased your contract before May 3, 2004, Fixed Advantage 7 is an additional seven-year fixed account option available in your contract (if you have not elected to participate in the Principal Rewards program) and will generally offer a different interest rate than the other fixed account options in your contract. Only Purchase Payments made during the first 90 days following issuance of your contract can be invested in Fixed Advantage 7. If you inadvertently allocate any Purchase Payments to Fixed Advantage 7 after the first 90 days of your contract, We will automatically allocate those funds into the 1-year fixed account option until We receive further instruction from you. At the end of the 7-year guarantee period, the entire balance in Fixed Advantage 7 will be automatically transferred into the 1-year fixed account option unless We receive allocation instructions from you. These automatic transfers do not count against the number of free annual transfers.



You cannot transfer money out of Fixed Advantage 7 prior to the end of the 7-year guarantee period; however, you may elect to systematically transfer the interest earned in this account to other Variable Portfolios at any time either monthly, quarterly, semi-annually or annually. If you make a full or partial withdrawal from your contract, you will be subject to a market value adjustment on all funds invested in the multi-year fixed accounts including Fixed Advantage 7 and any applicable surrender charges. SEE MARKET VALUE ADJUSTMENT IN APPENDIX B.



You will not be subject to a market value adjustment if:



     (1) you systematically transfer interest earned to other Variable Portfolios as part of the DCA program;



     (2) a death benefit is paid;



     (3) any withdrawal is made to pay fees or charges; or



     (4) any amount automatically transferred at the end of the guarantee period.



FIXED ADVANTAGE 7 IS ONLY AVAILABLE IF YOU DO NOT ELECT TO PARTICIPATE IN THE PRINCIPAL REWARDS PROGRAM. IT MAY NOT BE AVAILABLE IN ALL STATES.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Capitalized terms used in this Appendix have the same meaning as they have in prospectus.



The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawal, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.



The term "withdrawals" as used in describing the death benefit options below is defined as withdrawals and any fees and charges applicable to those withdrawals.



The following details the death benefit options and EstatePlus benefit upon the Continuing Spouse's death:



The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original owner of the contract and the age of the Continuing Spouse as of the Continuation Date.



A.  DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:



     1. Purchase Payment Accumulation Option



          If the original owner of the contract elected Option 1, Purchase Payment Accumulation Option, and the Continuing Spouse is age 74 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:



          a. Contract value; or


          b. Contract value on the Continuation Date plus Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death; reduced for any withdrawals and increased by any Continuation Net Purchase Payments received after the Continuing Spouse's 75th birthday to the earlier of the Continuing Spouse's 86th birthday or date of death; or


          c. Contract value on the seventh contract anniversary (from the issue date of the original owner), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, plus any Net Purchase Payments received between the seventh contract anniversary date but prior to the Continuing Spouse's 86th birthday.



          If the Continuing Spouse is age 75-82 on the Continuation Date, then the death benefit will be the greatest of:



          a. Contract value; or


          b. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or


          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, plus any Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.



          If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greatest of:



          a. Contract value; or


          b. the lesser of:



             (1) Contract value on the Continuation Date plus Continuation Net
                 Purchase Payments received prior to the Continuing Spouse's 86th birthday; or



             (2) 125% of the contract value.



          If the Continuing Spouse is age 86 or older as of the Continuation Date and the original owner of the contract elected the Purchase Payment Accumulation death benefit, the death benefit will be equal to the contract value.



     2. Maximum Anniversary Value Option



          If the original owner of the contract elected Option 2, Maximum Anniversary Option, and the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:



          a. Contract value; or


          b. Contract value on the Continuation Date plus Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or


          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's

             83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, plus any Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.



          If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greater of:



          a. Contract value; or


          b. the lesser of:



             (3) Contract value on the Continuation Date plus any Continuation
                 Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or



             (4) 125% of the contract value.



          If the Continuing Spouse is age 86 or older at the time of death, under the Maximum Anniversary death benefit, their Beneficiary will receive only the contract value.



Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued on or before May 31, 2004.



B. THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:



The EstatePlus benefit may increase the death benefit amount. The EstatePlus benefit is only available if the original owner elected EstatePlus and it has not been terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable, based on the number of years the Continuing Spouse has held the contract since the Continuation Date. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.



On the Continuation Date, if the Continuing Spouse is 69 or younger and a Continuation Contribution is added, the table below shows the available EstatePlus benefit:



-------------------------------------------------------------------
 CONTRACT YEAR          ESTATEPLUS                 MAXIMUM
    OF DEATH            PERCENTAGE            ESTATEPLUS AMOUNT
-------------------------------------------------------------------
 Years (0-4)       25% of Earnings         40% of Continuation Net
                                           Purchase Payments
-------------------------------------------------------------------
 Years (5-9)       40% of Earnings         65% of Continuation Net
                                           Purchase Payments*
-------------------------------------------------------------------
 Years (10+)       50% of Earnings         75% of Continuation Net
                                           Purchase Payments*
-------------------------------------------------------------------



On the Continuation Date, if the Continuing Spouse is between your 70th and 81st birthdays and a Continuation Contribution is added, table below shows the available EstatePlus benefit:



-------------------------------------------------------------------
 CONTRACT YEAR          ESTATEPLUS                 MAXIMUM
    OF DEATH            PERCENTAGE            ESTATEPLUS AMOUNT
-------------------------------------------------------------------
 All Contract      25% of Earnings         40% of Continuation Net
   Years                                   Purchase Payments*
-------------------------------------------------------------------



* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum Estate Plus Percentage calculation.



If a Continuation Contribution is not added on the Continuation Date, the Continuing Spouse's age as of the original contract issue date is used to calculate the EstatePlus benefit, if any.



What is the Contract Year of Death?


Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.



What is the EstatePlus amount?


We determine the EstatePlus amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where



     (1) equals the contract value on the Continuing Spouse's date of death;



     (2) equals the Continuation Net Purchase Payment(s).



What is the Maximum EstatePlus amount?


The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus amount is a percentage of the Continuation Net Purchase Payments.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   APPENDIX D - HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR
                                    FEATURE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                    POLARIS PROTECTOR INCOME PROTECTOR PLUS


This table assumes a $100,000 initial investment in a non-qualified contract with no further premiums, no withdrawals, no step-ups and no premium taxes; and the election of the optional 6% Income Protector Plus at contract issue.

--------------------------------------------------------------------------------------------
                     ANNUAL INCOME IF YOU ANNUITIZE ON THE FOLLOWING CONTRACT ANNIVERSARY
  IF AT ISSUE                   10         11         12         15         19         20
    YOU ARE        1 - 9     (AGE 70)   (AGE 71)   (AGE 72)   (AGE 75)   (AGE 79)   (AGE 80)
--------------------------------------------------------------------------------------------
Male                   N/A     12,529     13,645     14,874     19,240     26,976     29,288
age 60*
--------------------------------------------------------------------------------------------
Female                 N/A     11,110     12,119     13,232     17,284     24,725     26,978
age 60*
--------------------------------------------------------------------------------------------
Male, Age 60           N/A      9,563     10,342     11,156     14,005     18,626     19,936
Female, Age 60**
--------------------------------------------------------------------------------------------

 * Life Annuity with 10 Year Period Certain
** Joint and 100% Survivor Annuity with 20 Year Period Certain

The Income Protector may not be available in your state. Please consult your financial adviser for information regarding availability of this program in your state.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 APPENDIX E - POLARIS REWARDS PROGRAM EXAMPLES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

I.  DEFERRED PAYMENT ENHANCEMENT


If you elect to participate in the Polaris Rewards Program at contract issue, We contribute at least 2% of each Purchase Payment to your contract for each Purchase Payment We receive as an Upfront Payment Enhancement. Any applicable Deferred Payment Enhancement is allocated to your contract on the corresponding Deferred Payment Enhancement Date and, if declared by the Company, is a percentage of your remaining Purchase Payment on the Deferred Payment Enhancement Date. Deferred Purchase Payment Enhancements are reduced proportionately by partial withdrawals of that Purchase Payment prior to the Deferred Payment Enhancement Date.


The examples that follow assume an initial Purchase Payment of $125,000 and that the Deferred Payment Enhancement is 1%.

For purposes of the example, the Deferred Payment Enhancement Date is the 9th anniversary of the Purchase Payment.

     EXAMPLE 1 -- NO WITHDRAWALS ARE MADE

The Upfront Payment Enhancement allocated to your contract is $2,500 (2% of $125,000).

On your 9th contract anniversary, the Deferred Payment Enhancement Date, your Deferred Payment Enhancement of $1,250 (1% of your remaining Purchase Payment or $125,000) will be allocated to your contract.

     EXAMPLE 2 -- WITHDRAWAL MADE PRIOR TO DEFERRED PAYMENT ENHANCEMENT DATE

As in Example 1, your Upfront Payment Enhancement is $2,500.

This example also assumes the following:

     1. Your contract value on your 5th contract anniversary is $190,000.

     2. You request a withdrawal of $75,000 on your 5th contract anniversary.

     3. No subsequent Purchase Payments have been made.

     4. No prior withdrawals have been taken.

     5. Funds are not allocated to any of the MVA Fixed Accounts.

On your 5th contract anniversary, your penalty-free earnings in the contract are $65,000 ($190,000 contract value less your $125,000 investment in the contract). Therefore, you are withdrawing $10,000 of your initial Purchase Payment. Your contract value will also be reduced by a $500 withdrawal charge on the $10,000 Purchase Payment (5% of $10,000). Your gross withdrawal is $75,500 of which $10,500 constitutes part of your Purchase Payment.

The withdrawal of $10,500 of your $125,000 Purchase Payment is a withdrawal of 8.4% of your Purchase Payment. Therefore, only 91.6%, or $114,500, of your initial Purchase Payment remains in your contract.

On your 9th contract anniversary, the Deferred Payment Enhancement Date, assuming no other transactions occur affecting the Purchase Payment, We allocate your Deferred Payment Enhancement of $1,145 (1% of your remaining Purchase Payment, $114,500) to your contract.

II.  90 DAY WINDOW

The following hypothetical examples assume that the Company is offering Upfront and Deferred Payment Enhancements in accordance with this chart at the time each Purchase Payment is received:

----------------------------------------------------------------------
                        UPFRONT      DEFERRED           DEFERRED
                        PAYMENT       PAYMENT           PAYMENT
                      ENHANCEMENT   ENHANCEMENT       ENHANCEMENT
 ENHANCEMENT LEVEL       RATE          RATE               DATE
----------------------------------------------------------------------
 Under $40,000             2%            0%       N/A
----------------------------------------------------------------------
 $40,000 - $99,999         4%            0%       N/A
----------------------------------------------------------------------
 $100,000 - $499,999       4%            1%       Nine years from the
                                                  date We receive each
                                                  Purchase Payment.
----------------------------------------------------------------------
 $500,000 - more           4%            2%       Nine years from the
                                                  date We receive each
                                                  Purchase Payment.
----------------------------------------------------------------------


Contracts issued with the Polaris Rewards feature after April 3, 2000, may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, We will total your Purchase Payments remaining in your contract at that time, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date We issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued.


This example assumes the following:

     1. Above Enhancement Levels, Rates and Dates throughout the first 90 days.

     2. No withdrawal in the first 90 days.

     3. Initial Purchase Payment of $35,000 on December 1, 2000.

     4. Subsequent Purchase Payment of $40,000 on January 15, 2001.

     5. Subsequent Purchase Payment of $25,000 on January 30, 2001.

     6. Subsequent Purchase Payment of $7,500 on February 12, 2001.

ENHANCEMENT AT THE TIME PURCHASE PAYMENTS ARE RECEIVED

----------------------------------------------------------------------------------
                                                                     DEFERRED
                         PURCHASE     UPFRONT      DEFERRED          PAYMENT
    DATE OF              PAYMENT      PAYMENT       PAYMENT        ENHANCEMENT
    PURCHASE PAYMENT      AMOUNT    ENHANCEMENT   ENHANCEMENT          DATE
----------------------------------------------------------------------------------
     December 1, 2000    $35,000         2%            0%              N/A
----------------------------------------------------------------------------------
     January 15, 2001    $40,000         4%            0%              N/A
----------------------------------------------------------------------------------
     January 30, 2001    $25,000         4%            1%        January 30, 2010
----------------------------------------------------------------------------------
     February 12, 2001   $ 7,500         4%            1%       February 12, 2010
----------------------------------------------------------------------------------

ENHANCEMENT ADJUSTMENTS ON THE 90TH DAY FOLLOWING CONTRACT ISSUE

The sum of all Purchase Payments made in the first 90 days of the contract equals $107,500. According to the Enhancement Levels in effect at the time this contract was issued, a $107,500 Purchase Payment would have received a 4% Upfront Payment Enhancement and a 1% Deferred Payment Enhancement. Under the 90 Day Window provision all Purchase Payments made within those first 90 days would receive the benefit of the parameters in place at the time the contract was issued, as if all of the Purchase Payments were received on the date of issue. Thus, the first two Purchase Payments would be adjusted on the 90th day following contract issue, as follows:

----------------------------------------------------------------------------------
                                                                     DEFERRED
                         PURCHASE     UPFRONT      DEFERRED          PAYMENT
    DATE OF              PAYMENT      PAYMENT       PAYMENT        ENHANCEMENT
    PURCHASE PAYMENT      AMOUNT    ENHANCEMENT   ENHANCEMENT          DATE
----------------------------------------------------------------------------------
     December 1, 2000    $35,000         4%            1%        December 1, 2009
----------------------------------------------------------------------------------
     January 15, 2001    $40,000         4%            1%        January 15, 2010
----------------------------------------------------------------------------------
     January 30, 2001    $25,000         4%            1%        January 30, 2010
----------------------------------------------------------------------------------
     February 12, 2001   $ 7,500         4%            1%       February 12, 2010
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris Protector Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip

Date:  ------------------------------  Signed:  ------------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                           WM DIVERSIFIED STRATEGIES
                                   PROSPECTUS

                                  May 3, 2004


                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACT
                                   issued by
                           VARIABLE SEPARATE ACCOUNT
                                      and
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY


The annuity contract has several investment choices - available fixed investment options which offer interest rates guaranteed by AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life") for different periods of time and variable investment portfolios. The variable portfolios are part of Anchor Series Trust ("AST"), the SunAmerica Series Trust ("SAST") or the WM Variable Trust ("WMVT").


                     STRATEGIC ASSET MANAGEMENT PORTFOLIOS

FLEXIBLE INCOME PORTFOLIO                           WM ADVISORS, INC.                               WMVT
CONSERVATIVE BALANCED PORTFOLIO                     WM ADVISORS, INC.                               WMVT
BALANCED PORTFOLIO                                  WM ADVISORS, INC.                               WMVT
CONSERVATIVE GROWTH PORTFOLIO                       WM ADVISORS, INC.                               WMVT
STRATEGIC GROWTH PORTFOLIO                          WM ADVISORS, INC.                               WMVT

                                  EQUITY FUNDS


DAVIS VENTURE VALUE PORTFOLIO                         DAVIS ADVISORS                                SAST
GLOBAL EQUITIES PORTFOLIO                   ALLIANCE CAPITAL MANAGEMENT, L.P.                       SAST
REIT FUND                                           WM ADVISORS, INC.                               WMVT
EQUITY INCOME FUND                                  WM ADVISORS, INC.                               WMVT
GROWTH & INCOME FUND                                WM ADVISORS, INC.                               WMVT
WEST COAST EQUITY FUND                              WM ADVISORS, INC.                               WMVT
MID CAP STOCK FUND                                  WM ADVISORS, INC.                               WMVT
GROWTH FUND                                COLUMBIA MANAGEMENT ADVISORS, INC.,                      WMVT
                                            JANUS CAPITAL MANAGEMENT LLC, AND
                                                  OPPENHEIMERFUNDS, INC.
SMALL CAP GROWTH FUND                               WM ADVISORS, INC.                               WMVT
INTERNATIONAL GROWTH FUND                     CAPITAL GUARDIAN TRUST COMPANY                        WMVT
MFS MID-CAP GROWTH PORTFOLIO             MASSACHUSETTS FINANCIAL SERVICES COMPANY                   SAST
CAPITAL APPRECIATION PORTFOLIO              WELLINGTON MANAGEMENT COMPANY, LLP                      AST
ALLIANCE GROWTH PORTFOLIO                   ALLIANCE CAPITAL MANAGEMENT, L.P.                       SAST
TECHNOLOGY PORTFOLIO                                    VAN KAMPEN                                  SAST


                               FIXED-INCOME FUNDS

SHORT TERM INCOME FUND                              WM ADVISORS, INC.                               WMVT
U.S. GOVERNMENT SECURITIES FUND                     WM ADVISORS, INC.                               WMVT
INCOME FUND                                         WM ADVISORS, INC.                               WMVT
MONEY MARKET FUND                                   WM ADVISORS, INC.                               WMVT

You can put your money into any one or all of the Variable Portfolios and/or fixed investment options.

Please read this prospectus carefully before investing and keep it for your future reference. It contains important information you should know about the WM Diversified Strategies Variable Annuity.


To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 3, 2004. The SAI has been filed with the Securities and Exchange Commission ("SEC") and can be considered part of this prospectus.



The table of contents of the SAI appears in this prospectus. For a free copy of the SAI, call us at 1-877-311-WMVA (9682) or write our Annuity Service Center at, P.O. Box 54299, Los Angeles, California 90054-0299.


A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.

ANNUITIES INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE



AIG SunAmerica Life's Annual Report on Form 10-K for the year ended December 31, 2003 is incorporated herein by reference.


All documents or reports filed by AIG SunAmerica Life under Section 13(a), 13(c), 14 or 15(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference are deemed to modify or supercede documents incorporated herein by reference.

AIG SunAmerica Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342, File No. 033-47472.

AIG SunAmerica Life is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10048

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the separate account, AIG SunAmerica Life and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by AIG SunAmerica Life.

AIG SunAmerica Life will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the documents incorporated by reference. Requests for these documents should be directed to AIG SunAmerica Life's Annuity Service Center, as follows:

      AIG SunAmerica Life Assurance Company
      Annuity Service Center
      P.O. Box 54299
      Los Angeles, California 90054-0299
      Telephone Number: (800) 445-SUN2

SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to AIG SunAmerica Life's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for AIG SunAmerica Life's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of AIG SunAmerica Life in connection with the securities registered under this prospectus, AIG SunAmerica Life will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. AIG SunAmerica Life will be governed by final judgment of the issue. However, if in the opinion of AIG SunAmerica Life's counsel this issue has been determined by controlling precedent, AIG SunAmerica Life will not submit the issue to a court for determination.

TABLE OF CONTENTS


GLOSSARY.........................................    4
HIGHLIGHTS.......................................    5
FEE TABLES.......................................    6
    Maximum Owner Transaction Expenses...........    6
    Contract Maintenance Charge..................    6
    Separate Account Annual Expenses.............    6
    Additional Optional Feature Fee..............    6
         Optional Diversified Strategies Income
           Rewards Fee...........................    6
         Optional Capital Protector Fee..........    6
         Optional Income Protector Fee...........    6
    Portfolio Expenses...........................    6
MAXIMUM AND MINIMUM EXPENSE EXAMPLES.............    7
THE WM DIVERSIFIED STRATEGIES VARIABLE ANNUITY...    8
PURCHASING A WM DIVERSIFIED STRATEGIES VARIABLE
  ANNUITY........................................    9
    Allocation of Purchase Payments..............    9
    Accumulation Units...........................   10
    Free Look....................................   10
    Exchange Offers..............................   10
INVESTMENT OPTIONS...............................   11
    Variable Portfolios..........................   11
    Fixed Investment Options.....................   12
    Transfers During the Accumulation Phase......   13
    Dollar Cost Averaging........................   14
    Asset Allocation Rebalancing Program.........   15
    Return Plus..................................   15
    Voting Rights................................   15
    Substitution.................................   16
ACCESS TO YOUR MONEY.............................   16
    Free Withdrawal Provision....................   16
    Systematic Withdrawal Program................   17
    Nursing Home Waiver..........................   18
    Minimum Contract Value.......................   18
    Qualified Contract Owners....................   18
OPTIONAL LIVING BENEFITS.........................   18
    Diversified Strategies Income Rewards........   18
    Capital Protector............................   23
    Income Protector.............................   25
DEATH BENEFIT....................................   27
    Standard Death Benefit.......................   29
    Estate Rewards Death Benefit.................   29
    Spousal Continuation.........................   30
EXPENSES.........................................   31
    Separate Account Charges.....................   31
    Withdrawal Charges...........................   31
    Investment Charges...........................   32
    Contract Maintenance Charge..................   32
    Transfer Fee.................................   32
    Optional Death Benefit Fees..................   32
    Optional Income Protector Fee................   33
    Optional Capital Protector Fee...............   33
    Optional Diversified Strategies Income
      Rewards Fee................................   33
    Premium Tax..................................   33
    Income Taxes.................................   33
    Reduction or Elimination of Charges and
      Expenses, and Additional Amounts
      Credited...................................   33
INCOME OPTIONS...................................   34
    Annuity Date.................................   34
    Income Options...............................   34
    Allocation of Annuity Payments...............   35
    Transfers During the Income Phase............   36
    Deferment of Payments........................   36
TAXES............................................   36
    Annuity Contracts in General.................   36
    Tax Treatment of Distributions--Non-Qualified
      Contracts..................................   36
    Tax Treatment of Distributions--Qualified
      Contracts (including governmental 457(b)
      eligible deferred compensation plans)......   37
    Minimum Distributions........................   37
    Tax Treatment of Death Benefits..............   38
    Contracts Owned by a Trust or Corporation....   38
    Gifts, Pledges and/or Assignments of a
      Contract...................................   39
    Diversification and Investor Control.........   39
PERFORMANCE......................................   39
OTHER INFORMATION................................   39
    AIG SunAmerica Life..........................   39
    The Separate Account.........................   40
    The General Account..........................   40
    Payments in Connection with Distribution of
      the Contract...............................   40
    Administration...............................   41
    Legal Proceedings............................   41
INDEPENDENT ACCOUNTANTS..........................   41
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL
  INFORMATION....................................   42
APPENDIX A--MARKET VALUE ADJUSTMENT..............  A-1
APPENDIX B--DEATH BENEFITS FOLLOWING SPOUSAL
  CONTINUATION...................................  B-1
APPENDIX C--CONDENSED FINANCIAL INFORMATION......  C-1
APPENDIX D--HYPOTHETICAL EXAMPLE OF THE OPERATION
  OF THE INCOME PROTECTOR........................  D-1

GLOSSARY


We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we define them in this glossary.


ACCUMULATION PHASE--The period during which you invest money in your contract.


ACCUMULATION UNITS--A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.


ANNUITANT(S)--The person(s) on whose life (lives) we base annuity payments.

ANNUITY DATE--The date on which annuity payments are to begin, as selected by you.


ANNUITY UNITS--A measurement we use to calculate the amount of annuity payments you receive from the variable portion of your contract during the Income Phase.


BENEFICIARY(IES)--The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.


COMPANY--AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life"), we, us, our, the issuer of this annuity contract. Only "AIG SunAmerica Life" is a capitalized term of the prospectus.



INCOME PHASE--The period during which we make annuity payments to you.


IRS--The Internal Revenue Service.

LATEST ANNUITY DATE--Your 95th birthday or your tenth contract anniversary, whichever is later.

NON-QUALIFIED (CONTRACT)--A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").


PURCHASE PAYMENTS--The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.


QUALIFIED (CONTRACT)--A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or individual retirement account ("IRA").


VARIABLE PORTFOLIOS--A sub-account of Variable Separate Account which provides for the variable investment options available under the contract. Each has a distinct investment objective and is invested in the underlying investment portfolios of the Anchor Series Trust, SunAmerica Series Trust or the WM Variable Trust as applicable. The underlying investment portfolios may be referred to as "Underlying Funds."

HIGHLIGHTS


The WM Diversified Strategies Variable Annuity is a contract between you and AIG SunAmerica Life. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.


FREE LOOK: If you cancel your contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A WM DIVERSIFIED STRATEGIES VARIABLE ANNUITY below.



EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance charge from your contract, which may be waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A WM DIVERSIFIED STRATEGIES VARIABLE ANNUITY and EXPENSES below.


ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES below.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Optional enhanced death benefits are also available. Please see DEATH BENEFITS below.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS below.


INQUIRIES: If you have questions about your contract call your financial representative or contact us at AIG SunAmerica Life, Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: 1 (877) 311-WMVA
(9682).



AIG SUNAMERICA LIFE OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY PROVIDE DIFFERENT FEATURES AND BENEFITS OFFERED AT DIFFERENT FEES, CHARGES, AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.


PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGE (AS A PERCENTAGE OF EACH
PURCHASE PAYMENT)(1)................................  7%

TRANSFER FEE................  No charge for first 15
                              transfers each contract year;
                              thereafter, fee is $25 ($10 in
                              Pennsylvania and Texas) per
                              transfer

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE UNDERLYING FUND FEES AND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.
CONTRACT MAINTENANCE CHARGE

$35 each year ($30 in North Dakota) (waived for contracts over $50,000)

SEPARATE ACCOUNT ANNUAL EXPENSES
(DEDUCTED DAILY AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSET VALUE)

      Mortality Risk Charge..........................  0.90%
      Expense Risk Charge............................  0.35%
      Distribution Expense Charge....................  0.15%
      Optional Estate Rewards Fee(2).................  0.15%
      Optional Earnings Advantage Fee(2).............  0.25%
                                                       -----
          TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES.....  1.80%
                                                       =====


  ADDITIONAL OPTIONAL FEATURE FEE



    You may elect only one of the following optional features: Income Protector, Capital Protector or Diversified Strategies Income Rewards described below.



  OPTIONAL DIVERSIFIED STRATEGIES INCOME REWARDS FEE



      TIME PERIOD                                     ANNUALIZED FEE(3)
      -----------                                     -----------------
         0-7........................................        0.65%
         8+.........................................        0.45%



  OPTIONAL CAPITAL PROTECTOR FEE(4)



                      CONTRACT YEAR                   ANNUALIZED FEE
                      -------------                   --------------
         0-7........................................       0.50%
         8-10.......................................       0.25%
         11+........................................        none



  OPTIONAL INCOME PROTECTOR FEE



      Annual Fee as a % of your Income Benefit Base(5).....  0.10%



FOOTNOTES TO THE FEE TABLES:



(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment)

YEARS.......................................................   1     2     3     4     5     6     7    8+
                                                              7%    6%    6%    5%    4%    3%    2%    0%


(2) Estate Rewards, an enhanced death benefit feature, is optional. It offers a choice of one of two optional enhanced death benefits. Earnings Advantage is also an optional enhanced death benefit feature. If elected, the fee for each chosen feature is an annualized charge that is deducted daily from your net asset value. If you do not elect either enhanced death benefit option, your total separate account annual expenses would be 1.40%.


(3) The Diversified Strategies Income Rewards feature is optional and if elected, the fee is generally calculated as a percentage of your Purchase Payments received in the first 90 days less proportionate withdrawals. The fee is deducted from your contract at the end of the first quarter following election and quarterly thereafter.



(4) The Capital Protector feature is optional and if elected, the fee is calculated as a percentage of your contract minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted from your contract value at the end of the first contract quarter and quarterly thereafter.



(5) The Income Protector is optional and if elected, the fee is deducted annually from your contract value. The Income Benefit Base, described more fully in the prospectus, is generally calculated by using your contract value on the date of your effective enrollment in the program and then each subsequent contract anniversary, adding purchase payments made since the prior contract anniversary, less proportional withdrawals, and fees and charges applicable to those withdrawals.



THE FOLLOWING SHOWS THE TOTAL MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE TRUSTS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


                               PORTFOLIO EXPENSES


           TOTAL ANNUAL UNDERLYING FUND EXPENSES              MINIMUM   MAXIMUM
           -------------------------------------              -------   -------
(expenses that are deducted from Underlying Funds of the
Trusts, including management fees, other expenses and
service (12b-1) fees, if applicable)........................   0.56%     1.64%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fees, separate account annual expenses, fees for optional features and expenses of the Underlying Funds of the Trusts.

The Example assumes that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the Underlying Funds of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.80% AND INVESTMENT IN AN UNDERLYING FUND WITH TOTAL EXPENSES OF 1.64%)



(1) If you surrender your contract at the end of the applicable time period and you elect the optional Estate Rewards death benefit (0.15%), the optional Earnings Advantage benefit (0.25%), and Diversified Strategies Income Rewards (0.65% for years 0-7, and 0.45% for years 8-10) features:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,116   $1,858    $2,515     $4,262
-------------------------------------
-------------------------------------



(2) If you annuitize your Contract at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $307     $939     $1,596     $3,355
-------------------------------------
-------------------------------------



(3) If you do not surrender your Contract and you elect the optional Estate Rewards death benefit (0.15%), the optional Earnings Advantage benefit (0.25%), and Diversified Strategies Income Rewards (0.65% for years 0-7, and 0.45% for years 8-10) features:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $416    $1,258    $2,115     $4,262
-------------------------------------
-------------------------------------


MINIMUM EXPENSE EXAMPLES
(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.40% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.56%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $904    $1,230    $1,483     $2,338
-------------------------------------
-------------------------------------


(2) If you annuitize your Contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $199     $615     $1,057     $2,285
-------------------------------------
-------------------------------------


(3) If you do not surrender your Contract and you do not elect any optional features:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $204     $630     $1,083     $2,338
-------------------------------------
-------------------------------------


                     EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. We converted the contract maintenance charge to a percentage (0.05%). The actual impact of the contract maintenance charge may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the accompanying Trust prospectuses.

2. In addition to the stated assumptions, the Examples assume that no transfer fees were imposed. Premium taxes are not reflected but may be applicable.


3. Examples reflecting application of optional features and benefits use the highest fees and charges being offered for those features. If you elected the Income Protector program or the Capital Protector program, your expenses would be lower than those shown in these tables. The fees for the Diversified Strategies Income Rewards, Capital Protector and Income Protector features are not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus.

4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE WM DIVERSIFIED STRATEGIES
VARIABLE ANNUITY
--------------------------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: You do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.


Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawn. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.



This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making payments to you out of the money accumulated in your contract.



The Contract is called a "variable" annuity because it allows you to invest in variable investment portfolios which we call Variable Portfolios. The Variable Portfolios have specific investment objectives and their performance varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolio(s) in which you invest.



Fixed account options earn interest at a rate set and guaranteed by AIG SunAmerica Life.


For more information on the Variable Portfolios and fixed account options available under this contract, SEE INVESTMENT OPTIONS BELOW.


AIG SunAmerica Life issues the WM Diversified Strategies Variable Annuity. When you purchase a WM Diversified Strategies Variable Annuity, a contract exists between you and AIG SunAmerica Life. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. AIG SunAmerica Life is an indirect, wholly owned subsidiary of American International Group, Inc., a Delaware corporation. WM Diversified Strategies may not currently be available in all states. Please check with your financial representative regarding availability in your state.



This annuity is designed for investors whose personal circumstances allow for a long-term investment time horizon, to assist in contributing to retirement savings. As a function of the federal tax code you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

PURCHASING A WM DIVERSIFIED STRATEGIES
VARIABLE ANNUITY
--------------------------------------------------------------------------------


An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.


This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes.

                                              MINIMUM          MINIMUM SUBSEQUENT
                       MINIMUM INITIAL       SUBSEQUENT        PURCHASE PAYMENT--
                       PURCHASE PAYMENT   PURCHASE PAYMENT   AUTOMATIC PAYMENT PLAN
                       ----------------   ----------------   ----------------------
Qualified                   $2,000              $100                  $50
Non-qualified               $5,000              $100                  $50


WE REQUIRE COMPANY APPROVAL PRIOR TO ACCEPTING PURCHASE PAYMENTS GREATER THAN $1,000,000. SUBSEQUENT PURCHASE PAYMENTS THAT WOULD CAUSE TOTAL PURCHASE PAYMENTS IN ALL CONTRACTS ISSUED BY AIG SUNAMERICA LIFE AND FIRST SUNAMERICA LIFE INSURANCE COMPANY, AN AFFILIATE OF AIG SUNAMERICA LIFE, TO THE SAME OWNER (OR ANNUITANT, IF THE OWNER IS A NON-NATURAL PERSON) TO EXCEED THESE LIMITS MAY ALSO BE SUBJECT TO COMPANY PREAPPROVAL. For any contracts subject to these dollar amount reservations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract. WE RESERVE THE RIGHT TO CHANGE THE AMOUNT AT WHICH PREAPPROVAL IS REQUIRED, AT ANY TIME.



Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $50.



In addition, we may not issue a contract to anyone age 91 or older (unless state law requires otherwise). Neither Estate Rewards nor Earnings Advantage is available to you if you are age 81 or older at the time of contract issue. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless they certify to us that the minimum distribution required by the federal tax code is being made.



We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued in contingent upon prior review and approval by the Company. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefit.



You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. WE RESERVE THE RIGHT TO NOT RECOGNIZE ASSIGNMENTS IF IT CHANGES THE RISK PROFILE OF THE OWNER OF THE CONTRACT, AS DETERMINED IN OUR SOLE DISCRETION. Please see the Statement of Additional Information for details on the tax consequences of an assignment.


ALLOCATION OF PURCHASE PAYMENTS


We invest your Purchase Payments in the fixed accounts and/or Variable Portfolio(s) according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. Purchase Payments are applied to your contract based upon the value of the variable investment option next determined after receipt of your money. SEE INVESTMENT OPTIONS BELOW.



In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paper work at our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:


     - Send your money back to you; or


     - Ask your permission to keep your money until we get the information necessary to issue the contract.


ACCUMULATION UNITS


The value of the variable portion of your contract will go up or down depending upon the investment performance of the Variable Portfolio(s) you select. In order to keep track of the value of your contract, we use a unit of measure called an Accumulation Unit which works like a share of a mutual fund. During the Income Phase, we call them Annuity Units.



An Accumulation Unit value is determined each day that the New York Stock Exchange ("NYSE") is open. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before 1:00 p.m. Pacific Time ("PT") and on the next day's unit value if we receive your money after 1:00 p.m. PT. We calculate an Accumulation Unit for each Variable Portfolio after the NYSE closes each day. We do this by:


     1. determining the total value of money invested in a particular Variable Portfolio;


     2. subtracting from that amount any asset-based charges and any other charges such as taxes we have deducted; and


     3. dividing this amount by the number of outstanding Accumulation Units.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Alliance Growth Portfolio. We determine that the value of an Accumulation Unit for the Alliance Growth Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for the Alliance Growth Portfolio.


FREE LOOK



You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. Generally, we will refund to you the value of your contract on the day we receive your request. The amount refunded to you may be more or less than your original investment.



Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Money Market investment option during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Money Market investment option during the free look period unless you allocate your money to it. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract.


EXCHANGE OFFERS


From time to time, we may offer to allow you to exchange an older variable annuity issued by AIG SunAmerica Life or one of its affiliates, for a newer product with more current features and benefits, also issued by AIG SunAmerica Life or one of its affiliates. Such an Exchange Offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such Exchange Offer at the time the offer is made.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------


The contract offers variable investment options which we call Variable Portfolios, and fixed investment options. We designed the contract to meet your varying investment needs over time. You can achieve this by using the Variable Portfolios alone or in concert with the fixed investment options. The Variable Portfolios are only available through the purchase of certain variable annuities. A mixture of your investment in the Variable Portfolios and fixed account options may lower the risk associated with investing only in a variable investment option.


VARIABLE PORTFOLIOS

The Variable Portfolios invest in shares of the Anchor Series Trust, SunAmerica Series Trust and the WM Variable Trust (the "Trusts"), Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by AIG SunAmerica Life, and other affiliated/ unaffiliated insurance companies. Neither AIG SunAmerica Life nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. Each Trust's adviser monitors the Trust for potential conflicts.


ANCHOR SERIES TRUST--CLASS 2 SHARES


Wellington Management Company, LLP serves as subadviser to the AST Portfolio. AST contains Variable Portfolios in addition to those listed below which are not available for investment under this contract.


SUNAMERICA SERIES TRUST--CLASS 2 SHARES


Various subadvisers provide investment advice for the SAST Portfolios. SAST contains Variable Portfolios in addition to those listed below which are not available for investment under this contract.


WM VARIABLE TRUST--CLASS 1 SHARES


WM Advisors, Inc. serves as adviser for the WMVT Funds and also hires subadvisers to manage the day-to-day operations of certain investment options.

The Variable Portfolios along with their respective subadvisers are listed below:

STRATEGIC ASSET MANAGEMENT PORTFOLIOS

Flexible Income Portfolio                 WM Advisors, Inc.                         WMVT
Conservative Balanced Portfolio           WM Advisors, Inc.                         WMVT
Balanced Portfolio                        WM Advisors, Inc.                         WMVT
Conservative Growth Portfolio             WM Advisors, Inc.                         WMVT
Strategic Growth Portfolio                WM Advisors, Inc.                         WMVT


EQUITY FUNDS

Davis Venture Value Portfolio             Davis Advisors                            SAST
Global Equities Portfolio                 Alliance Capital Management, L.P.         SAST
REIT Fund                                 WM Advisors, Inc.                         WMVT
Equity Income Fund                        WM Advisors, Inc.                         WMVT
Growth & Income Fund                      WM Advisors, Inc.                         WMVT
West Coast Equity Fund                    WM Advisors, Inc.                         WMVT
Mid Cap Stock Fund                        WM Advisors, Inc.                         WMVT
Growth Fund                               Columbia Management Advisors, Inc.,       WMVT
                                          Janus Capital Management LLC, and
                                          OppenheimerFunds, Inc.
Small Cap Growth Fund                     WM Advisors, Inc.                         WMVT
International Growth Fund                 Capital Guardian Trust Company            WMVT
MFS Mid-Cap Growth Portfolio              Massachusetts Financial Services Company  SAST
Capital Appreciation Portfolio            Wellington Management Company, LLP        AST
Alliance Growth Portfolio                 Alliance Capital Management, L.P.         SAST
Technology Portfolio*                     Van Kampen                                SAST

FIXED-INCOME FUNDS

Short Term Income Fund                    WM Advisors, Inc.                         WMVT
U.S. Government Securities Fund           WM Advisors, Inc.                         WMVT
Income Fund                               WM Advisors, Inc.                         WMVT
Money Market Fund                         WM Advisors, Inc.                         WMVT


* Morgan Stanley Investment Management, Inc., the sub-adviser for the Technology SAST Portfolio, does business in certain instances using the name Van Kampen.


YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED INVESTMENT OPTIONS


Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in our sole discretion and we reserve the right to change the FAGPs that we make available at any time, unless state law requires us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.


There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

     - INITIAL RATE: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

     - CURRENT RATE: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

     - RENEWAL RATE: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.


When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact us within 30 days after the end of the current interest guarantee period and instruct us as to where you would like the money invested. We do not contact you. If we do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.



If you take money out of any available multi-year FAGP, before the end of the guarantee period, we make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA does not apply to any available one-year fixed account. The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. APPENDIX A SHOWS HOW WE CALCULATE AND APPLY THE MVA.



If available, you may systematically transfer interest in available FAGPs into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.



All FAGPs may not be available in all states. At any time that we are crediting the guaranteed minimum interest rate specified in your contract to the fixed accounts, we reserve the right to restrict transfers and Purchase Payments into the FAGPs. We may also offer the specific Dollar Cost Averaging Fixed Accounts ("DCAFA").

The rules, restrictions and operation of the DCAFAs may differ from the standard FAGPs described above, please see DOLLAR COST AVERAGING below for more details.

DOLLAR COST AVERAGING FIXED ACCOUNTS


You may invest initial and/or subsequent Purchase Payments in the DCA fixed accounts ("DCAFA"), if available. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in our sole discretion and we reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See DOLLAR COST AVERAGING below for more information.


TRANSFERS DURING THE ACCUMULATION PHASE


During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available fixed account options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well. We will process any transfer request as of the day we receive it in good order if the request is received before the New York Stock Exchange ("NYSE") closes, generally at 1:00 p.m. Pacific Time. If the transfer request is received after the NYSE closes, the request will be processed on the next business day.



This product is not designed for professional organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These types of trading strategies can be disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors.



In connection with our efforts to control harmful trading, we may monitor your trading activity. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios and/or available fixed accounts reflect a potentially harmful trading strategy, we reserve the right to take action to protect other investors. Such action may include, but may not be limited to, restricting the way you can request transfers among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer capability in accordance with state and federal rules and regulations. We will notify you, in writing, if we determine in our sole discretion that we must terminate your transfer privileges. Some of the factors we may consider when determining our transfer policies and/or other transfer restrictions may include, but are not limited to:



- the number of transfers made in a defined period;



- the dollar amount of the transfer;



- the total assets of the Variable Portfolio involved in the transfer;



- the investment objectives of the particular Variable Portfolios involved in your transfers; and/or



- whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.



Subject to our rules, restrictions and policies, you may request transfers of your account value between the Variable Portfolios and/or the available fixed account options by telephone or through AIG SunAmerica's website
(http://www.aigsunamerica.com) or in writing by mail or facsimile.



We allow 15 free transfers per contract per year. We charge $25 ($10 IN PENNSYLVANIA AND TEXAS) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA or Asset Rebalancing programs do not count against your 15 free transfers per contract year.

All transfer request in excess of 15 transfers per contract year must be submitted in writing by United States Postal Service first-class mail ("U.S. Mail") until your next contract anniversary. Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers for the U.S. Mail requirement.



We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.



For information regarding transfers during the Income Phase, see INCOME OPTIONS below.



We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.



DOLLAR COST AVERAGING



The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. There is no fee to participate in this program. Under the program you systematically transfer a set dollar amount or percentage from any Variable Portfolio or an available fixed account option (source accounts) to any other Variable Portfolio. Transfers occur on certain periodic schedules, such as monthly or weekly. The minimum transfer amount under the DCA program is $100 per transfer, regardless of the source account. Fixed account options are not available as target account for the DCA program.


We may offer the DCAFAs exclusively to facilitate this program. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate a Purchase Payment into a DCAFA, we transfer all your money allocated to that account into the Variable Portfolio(s) you select over the selected period. You cannot change the option once selected.

We determine the amount of the transfers from the DCAFAs based on the total amount of money allocated to the account. For example, if you allocate $1,000 to the 1-year DCAFA, we completely transfer all of your money to the selected investment options over a period of ten months, so that each payment complies with the $100 per transfer minimum.

In Oregon, the withdrawal schedule applicable to funds placed in the DCAFAs is 6% for the period when those funds are in the DCAFAs. Once those funds are moved into the target accounts they are subject to the standard withdrawal charge schedule. SEE EXPENSES BELOW.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA Program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

You may terminate a DCA program at any time. Upon termination of the DCA program, if money remains in the DCAFAs, we transfer the remaining money according to your instructions or to your current allocation on file. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each month from the Money Market Fund to the Alliance Growth Portfolio over six months. You set up dollar cost averaging and purchase Accumulation Units at the following values:

    MONTH   ACCUMULATION UNIT   UNITS PURCHASED
    -----   -----------------   ---------------
      1          $ 7.50               100
      2          $ 5.00               150
      3          $10.00                75
      4          $ 7.50               100
      5          $ 5.00               150
      6          $ 7.50               100

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING PROGRAM

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The automatic Asset Allocation Rebalancing Program addresses this situation. There is no fee to participate in this program. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. At your request, rebalancing occurs on a quarterly, semi-annual or annual basis. We reserve the right to modify, suspend or terminate this program at any time.


RETURN PLUS PROGRAM



The Return Plus Program, available if we are offering FAGPs, allows you to invest in one or more of the Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed investment options (other than the DCA fixed accounts) and the Variable Portfolio(s) you select. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment needs to be allocated to the particular fixed investment option to ensure that it grows to an amount equal to your total principal invested under this program.



We reserve the right to modify, suspend or terminate this program at any time.



     EXAMPLE:



     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed investment option. You want the amount allocated to the fixed investment option to grow to $100,000 in 7 years. If the 7-year fixed investment option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed investment option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.



VOTING RIGHTS


AIG SunAmerica Life is the legal owner of shares of the Trusts. However, when an Underlying Fund solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.


Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal and a market value adjustment if a withdrawal comes from the fixed investment options prior to the end of a guarantee period. If you withdraw your entire contract value, we also deduct any applicable premium taxes and a contract maintenance fee. SEE EXPENSES BELOW. We calculate charges due on a total withdrawal on the day after we receive your request and other required paper work. We return your contract value less any applicable fees and charges.



Under most circumstances, the minimum partial withdrawal amount is $1,000. We require that the value left in any Variable Portfolio or fixed account be at least $500 after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made in equal amounts from each Variable Portfolio and the fixed investment option in which your contract is invested. Withdrawals from fixed investment options prior to the end of the guarantee period may result in a market value adjustment. In the event that a pro rata partial withdrawal would cause the value of any Variable Portfolio or fixed amount investment to be less than $500, we will contact you to obtain alternate instructions on how to structure the withdrawal.


We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.


Additionally, we reserve the right to defer payments for a withdrawal from a fixed investment option. Such deferrals are limited to no longer than six months.


FREE WITHDRAWAL PROVISION


Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender of your contract, any previous free withdrawals would be subject to a surrender charge, if any is applicable at the time of the full surrender (except in the state of Washington).



To determine your free withdrawal amount and the amount, if any, on which we assess a withdrawal charge, we refer to two special terms. These are penalty-free earnings and the Total Invested Amount.


The penalty-free earnings portion of your contract is your account value less your Total Invested Amount. The Total Invested Amount is the total of all Purchase Payments you have made into the contract less portions of some prior withdrawals you made. The portions of prior withdrawals that reduce your Total Invested Amount are as follows:

     1. Any prior withdrawals on which you previously paid a withdrawal charge, plus the amount of the withdrawal charge.

     2. Any prior free withdrawals in any year that were in excess of your penalty-free earnings and were free because the Purchase Payment withdrawn is no longer subject to surrender charges at the time of the withdrawal.


When you make a withdrawal, we assume that it is taken from penalty-free earnings first, then from the Total Invested Amount on a first-in, first-out basis. This means that you can access your Purchase Payments which are no longer subject to a surrender charge before those Purchase Payments which are still subject to the surrender charge.


During your first contract year your free withdrawal amount is the greater of:

     1.  Your penalty-free earnings, or;

     2. If you are participating in the Systematic Withdrawal program, a total of 10% of your Total Invested Amount less any prior withdrawals taken during the contract year.

After the first contract year, you can take out the greater of the following amounts each year:

     1. Your penalty free earnings and any portion of your Total Invested Amount no longer subject to surrender charges, or;

     2. 10% of the portion of your Total Invested Amount that has been in your contract for at least one year less any withdrawals taken during the contract year.


Purchase Payments withdrawn, above and beyond the amount of your free withdrawal amount, which have been invested for less than 7 years will result in your paying a withdrawal charge. The amount of the charge and how it applies are discussed more fully below. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.


The withdrawal charge percentage applicable is determined by the age of the Purchase Payment being withdrawn. For purposes of calculating the surrender charge in the event of a full surrender, the charge is calculated based on the remaining Total Invested Amount still subject to surrender charge.


For example, you make an initial Purchase Payment of $100,000. For purposes of this example, we will assume a 0% growth rate over the life of the contract, no Capital Protector Program, Income Protector Program, Estate Rewards or Earnings Advantage and no subsequent Purchase Payments. In contract year 2 and year 3, you take out your maximum free withdrawal of $10,000 for each year. After those free withdrawals your contract value is $80,000. In contract year 5 you request a full surrender of your contract. We will apply the following calculation, A - (B X C) = D, where:


A = Your contract value at the time of your request for surrender ($80,000)

B  = The amount of your Total Invested Amount still subject to surrender charge
     ($100,000)

C  = The withdrawal charge percentage applicable to the age of each Purchase
     Payment at the time of full surrender (4%) [B X C = $4,000]

D = Your full surrender value ($76,000)

SYSTEMATIC WITHDRAWAL PROGRAM


During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS tax penalty may apply if you are under age 59 1/2. Any withdrawals you make using this program count against your free withdrawal amount as described above. Withdrawals in excess of that amount may incur a withdrawal charge. There is no additional charge for participating in this program.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.


NURSING HOME WAIVER


If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge and/or market value adjustment on certain withdrawals prior to the Annuity Date (not available in Texas). The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. Your contract prohibits use of this waiver during the first 90 days after you purchase your contract. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract.


In order to use this waiver, you must submit with your withdrawal request, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and
(3) a bill from the nursing home which shows that you met the 60 day confinement requirement.

MINIMUM CONTRACT VALUE


Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.


QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. SEE TAXES BELOW for a more detailed explanation.


OPTIONAL LIVING BENEFITS

--------------------------------------------------------------------------------


YOU MAY ELECT ONE OF THE OPTIONAL LIVING BENEFITS DESCRIBED BELOW. THESE FEATURES ARE DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.



DIVERSIFIED STRATEGIES INCOME REWARDS FEATURE



What is Diversified Strategies Income Rewards?



Diversified Strategies Income Rewards is an optional feature available only on contracts issued on or after May 3, 2004 and subject to state availability. If you elect this feature, for which you will be charged an annualized fee, you are guaranteed to receive withdrawals over a minimum number of years that in total equals at least the initial Purchase Payment adjusted for withdrawals, even if the contract value falls to zero. Diversified Strategies Income Rewards may offer protection in the event your contract value declines due to unfavorable investment performance.



How can I elect the feature?



You may elect the feature only at the time of contract issue and must choose either Option 1 or Option 2. The date you elect the feature (which is also the contract issue date) is your BENEFIT EFFECTIVE DATE. The earliest you may begin taking withdrawals under the benefit after a specified waiting period is the BENEFIT AVAILABILITY DATE. You cannot elect the feature if you are age 81 or older on the Benefit Effective Date. Generally, once you elect the feature, it cannot be canceled. The Diversified Strategies Income Rewards has rules and restrictions that are discussed more fully below.

How is the benefit calculated?



There are several components that comprise the integral aspects of this benefit. In order to determine the benefit's value at any point in time, we calculate each of the components as described below. We calculate Eligible Purchase Payments, Withdrawal Benefit Base, Step-Up Amount and Stepped-Up Benefit Base.



First, we determine the ELIGIBLE PURCHASE PAYMENTS according to the table below.



-----------------------------------------------------------------------------------------------
       TIME ELAPSED SINCE
     BENEFIT EFFECTIVE DATE                  PERCENTAGE OF ELIGIBLE PURCHASE PAYMENTS
-----------------------------------------------------------------------------------------------
 0-90 Days                         100%
-----------------------------------------------------------------------------------------------
 91 Days +                         0%
-----------------------------------------------------------------------------------------------



Second, we determine the WITHDRAWAL BENEFIT BASE ("WBB"). The WBB is used to calculate the amount of total guaranteed withdrawals and the annual maximum withdrawal amount available under the benefit. On the Benefit Availability Date, the WBB equals the sum of all Eligible Purchase Payments, reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.



Third, we determine a STEP UP AMOUNT which is calculated as a specified percentage of the WBB on the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as the death benefit, contract values or annuitization value.



Fourth, we determine the STEPPED-UP BENEFIT BASE ("SBB") which is the total amount available for withdrawal under the benefit and is used to calculate the minimum time period over which you may take withdrawals under the benefit. The SBB equals the WBB plus the Step-Up Amount.



Fifth, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA") which is a stated percentage of the WBB.



Finally, we determine the MINIMUM WITHDRAWAL PERIOD ("MWP") which is the minimum period at any point in time over which you may take withdrawals under the benefit. The MWP is calculated by dividing the SBB by the MAWA.



The table below is a summary of the two Diversified Strategies Income Rewards options we are offering as applicable on the Benefit Availability Date:



---------------------------------------------------------------------------------------------------------
                                                                                              MWP
                             BENEFIT              STEP-UP                                (IF MAWA TAKEN
                        AVAILABILITY DATE          AMOUNT          MAWA PERCENTAGE         EACH YEAR)
---------------------------------------------------------------------------------------------------------
 Option 1               3 years following    10% of WBB           10% of WBB           11 years
                        Benefit Effective
                        Date
---------------------------------------------------------------------------------------------------------
 Option 2               5 Years following    20% of WBB           10% of WBB           12 years
                        Benefit Effective
                        Date
---------------------------------------------------------------------------------------------------------



     EXAMPLE 1:



     Assume you elect Diversified Strategies Income Rewards option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your WBB is $100,000 on the Benefit Availability Date. Your SBB equals WBB plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000). Your MAWA as of the Benefit Availability Date is 10% of your WBB ($100,000 X 10% = $10,000). The MWP is equal to the SBB divided by the MAWA which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years on or after the Benefit Availability Date.

What is the fee for Diversified Strategies Income Rewards?



The annualized Diversified Strategies Income Rewards fee will be assessed and deducted quarterly from your contract value, starting on the first quarter following the Benefit Effective Date and ending upon the termination of the benefit. If your contract value falls to zero before the benefit has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of the quarter.



-----------------------------------------------------------------------------------------------------
            TIME ELAPSED SINCE THE
            BENEFIT EFFECTIVE DATE                                  ANNUALIZED FEE
-----------------------------------------------------------------------------------------------------
 0-7 years                                        0.65% of WBB
-----------------------------------------------------------------------------------------------------
 8+ years                                         0.45% of WBB
-----------------------------------------------------------------------------------------------------



What is the effect of withdrawals on Diversified Strategies Income Rewards?



The benefit amount, MAWA and MWP may change over time as a result of withdrawal activity. Withdrawals equal to or less than the MAWA generally reduce the benefit by the amount of the withdrawal. Withdrawals in excess of the MAWA may reduce the benefit based on the relative size of the withdrawal in relation to the contract value at the time of the withdrawal. This means if investment performance is down and contract value is depleted, withdrawals greater than the MAWA will result in a greater reduction of the benefit. We further explain the impact of withdrawals and the effect on each component of Diversified Strategies Income Rewards through the calculations below:



     CONTRACT VALUE: Any withdrawal reduces the contract value by the amount of the withdrawal.



     WBB: Withdrawals prior to the Benefit Availability Date reduce the WBB in the same proportion that the contract value was reduced at the time of the withdrawal.



     Withdrawals after the Benefit Availability Date will not reduce the WBB until the sum of withdrawals exceeds the Step-Up amount. Thereafter, any withdrawal or portion thereof that exceeds the Step-Up Amount will reduce the WBB as follows: If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the MAWA, the WBB will be reduced by the amount of the withdrawal. If the withdrawal causes total withdrawals in the Benefit Year to exceed the MAWA, the WBB is reduced to the lesser of (a) or
     (b), where:



        a. is the WBB immediately prior to the withdrawal minus the amount of the withdrawal, or;



        b. is the WBB immediately prior to the withdrawal minus the portion of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.



     SBB: Since withdrawals prior to the Benefit Availability Date reduce the WBB proportionately, the SBB will likewise be reduced proportionately during that period of time.



     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the MAWA will reduce the SBB by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the MAWA (in that Benefit Year) reduces the SBB to the lesser of (a) or (b), where:



        a. is the SBB immediately prior to the withdrawal minus the amount of the withdrawal, or;



        b. is the SBB immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.



     MAWA: If the sum of withdrawals in a Benefit Year does not exceed the MAWA for that Benefit Year, the MAWA does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the MAWA, the MAWA will be recalculated at the start of the next Benefit Year. The new MAWA will equal the SBB on that Benefit Year anniversary divided by the MWP on that Benefit Year Anniversary. The new MAWA may be lower than your previous MAWAs.



     MWP: After each withdrawal a new MWP is calculated. If total withdrawals in a Benefit Year are less than or equal to MAWA the new MWP equals the SBB after the withdrawal divided by the current MAWA.



     During any Benefit Year in which the sum of withdrawals exceeds the MAWA, the new MWP equals the MWP calculated at the end of the prior Benefit Year reduced by one year.



     EXAMPLE 2 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE:



     Assume you elect Diversified Strategies Income Rewards option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date. Immediately following the withdrawal, your WBB is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your WBB by the percentage by which the contract value was reduced by the withdrawal ($100,000 -- (10% X 100,000) = $90,000). Your SBB on the
     Benefit Availability Date is your WBB plus a Step-Up Amount calculated as 20% of your WBB (20% X $90,000 = $18,000). The SBB equals $108,000. Your
     MAWA is 10% of the WBB on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 12 years ($108,000/$9,000 = 12).



     EXAMPLE 3 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAWA AFTER THE
                 BENEFIT AVAILABILITY DATE:



     Assume you elect Diversified Strategies Income Rewards option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date. Because the withdrawal is less than or equal to your MAWA ($10,000), your SBB ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new SBB equals $112,500. Your MAWA remains $10,000. Your new MWP following the withdrawal is equal to the new SBB divided by your current MAWA, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.



     EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAWA AFTER THE BENEFIT
                 AVAILABILITY DATE:



     Assume you elect Diversified Strategies Income Rewards option 2 and you invest a single Purchase Payment of $100,000. Your WBB is $100,000 and your SBB is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal. Because the withdrawal is greater than your MAWA ($10,000), we recalculate your SBB ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the SBB ($120,000 -- $15,000 = $105,000). For the second calculation, we deduct the amount of the MAWA from the SBB
     ($120,000 -- $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal. ($125,000/$5,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your SBB is the lesser of these two calculations or $105,000. The MWP following the withdrawal is equal to the MWP at the end of the prior year (12 years) reduced by one year (11 years). Your MAWA is your SBB divided by your MWP ($105,000/11) which equals $9,545.45.



What happens if my contract value is reduced to zero?



If the contract value is zero but the SBB is greater than zero, a benefit remains payable under Diversified Strategies Income Rewards feature. While a benefit is payable under Diversified Strategies Income Rewards until the SBB is reduced to zero, the contract is terminated when the contract value equals zero. At such time, except for Diversified Strategies Income Rewards, all benefits of the contract are terminated. In that event, you may not make subsequent Purchase Payments. Therefore, under adverse market conditions, withdrawals under the benefit may reduce the contract value to zero, thereby eliminating any death benefit or future income payments.



To receive your remaining Diversified Strategies Income Rewards benefit, you may select one of the following options:



     a. lump sum distribution of the present value of the total remaining guaranteed withdrawals; or



     b. the current MAWA, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the SBB equals zero; or



     c. any payment option mutually agreeable between you and us.



If you do not select a payment option, the remaining benefit will be paid as the current MAWA on a quarterly basis.



What happens to Diversified Strategies Income Rewards upon a spousal continuation?



A spousal beneficiary of the original owner may elect to continue or cancel Diversified Strategies Income Rewards and its accompanying fee. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change as a result of a spousal continuation. A Continuation Contribution is not considered an Eligible Purchase Payment for purposes of determining the benefit. See SPOUSAL CONTINUATION below.



Can my non-spousal beneficiary elect to receive any remaining withdrawals under Diversified Strategies Income Rewards upon my death?



If the SBB is greater than zero when the original owner dies, a non-spousal beneficiary may elect to continue receiving any remaining withdrawals under the benefit. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change. If a contract value remains, the fee for the benefit will continue to be assessed. Electing to receive the remaining withdrawals will terminate any death benefit payable to the non-spousal beneficiary.



Can Diversified Strategies Income Rewards be canceled?



Once you elect the feature, you may not cancel it. The feature automatically terminates upon the occurrence of one of the following:



     1. Withdrawals in excess of MAWA in any Benefit Year reduce the SBB by 50% or more; or



     2. SBB is equal to zero; or



     3. Annuitization of the contract; or



     4. Full Surrender of the contract; or



     5. Death benefit is paid; or



     6. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.



Important Information



The Diversified Strategies Income Rewards may not guarantee an income stream based on all Purchase Payments made into your contract nor does it guarantee any investment gains. This feature also does not guarantee lifetime income payments. If you plan to make subsequent Purchase Payments over the life of your contract, which are not considered Eligible Purchase Payments under the feature, Diversified Strategies Income Rewards does not guarantee a withdrawal of a majority of those payments. You may never need to rely on Diversified Strategies Income Rewards if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

Withdrawals under the benefit are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and any other benefits under the contract.



If you need to or are required to take minimum required distributions ("MRD") under the Internal Revenue Code ("IRC") from this contract prior to the Benefit Availability Date, you should know that withdrawals may negatively impact the value of Diversified Strategies Income Rewards. Any withdrawals taken under this benefit or under the contract, may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances.



The Diversified Strategies Income Rewards cannot be elected if you elect the Capital Protector or Income Protector feature. We reserve the right to limit the maximum WBB to $1 million.



Diversified Strategies Income Rewards may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative.



For prospectively issued contracts, we reserve the right to limit the investment options available under the contract if you elect Diversified Strategies Income Rewards. We reserve the right to modify, suspend or terminate Diversified Strategies Income Rewards (in its entirety or any component) at any time for prospectively issued contracts.



CAPITAL PROTECTOR FEATURE



What is Capital Protector?



The Capital Protector is an optional feature of your variable annuity. If you elect this feature, for which you will be charged an annualized fee, at the end of applicable waiting period your contract will be worth at least the amount of your initial Purchase Payment (less adjustments for withdrawals). The Capital Protector may offer protection in the event that your contract value declines due to unfavorable investment performance in your contract.



If you elect the Capital Protector, at the end of the applicable waiting period we will evaluate your contract to determine if a Capital Protector benefit is payable to you. The applicable waiting period is ten full contract years from your contract issue date. The last day in the waiting period is your benefit date, the date on which we will calculate any Capital Protector benefit payable to you.



How can I elect the feature?



You may only elect this feature at the time your contract is issued, so long as the applicable waiting period prior to receiving the benefit ends before your latest Annuity Date. You can elect this feature on your contract application. The effective date for this feature will be your contract issue date. Capital Protector is not available if you elect Diversified Strategies Income Rewards or Income Protector. SEE DIVERSIFIED STRATEGIES INCOME REWARDS ABOVE AND INCOME PROTECTOR BELOW.



The Capital Protector feature may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.



Can Capital Protector be cancelled?



Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the end of the waiting period. The feature terminates automatically following the end of the waiting period. In addition, the Capital Protector will no longer be available and no benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the waiting period.



How is the benefit calculated?



The Capital Protector is a one-time adjustment to your contract value in the event that your contract value at the end of the waiting period is less than the guaranteed amount. The amount of the benefit payable to you, if any, at the end of the waiting period will be based upon the amount of your initial Purchase Payment and may also include certain portions of subsequent Purchase Payments contributed to your contract over specified periods of time, as follows:



                        PERCENTAGE OF PURCHASE PAYMENTS
TIME ELAPSED SINCE              INCLUDED IN THE
  EFFECTIVE DATE     CAPITAL PROTECTOR BENEFIT CALCULATION
------------------   -------------------------------------
  0-90 days                  100%
  91+ days                    0%



The Capital Protector benefit calculation is equal to your Capital Protector Base, as defined below, minus your Contract Value on the benefit date. If the resulting amount is positive, you will receive a benefit under the feature. If the resulting amount is negative, you will not receive a benefit. Your Capital Protector Base is equal to (a) minus (b) where:



     (a) is the Purchase Payments received on or after the effective date multiplied by the applicable percentages in the table above, and;



     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the effective date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.



We will allocate any benefit amount contributed to the contract value on the benefit date to the Cash Management portfolio. Any Capital Protector benefit paid is not considered a Purchase Payment for purposes of calculating other benefits. Benefits based on earnings, such as Earnings Advantage, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.



What is the fee for Capital Protector?



Capital Protector is an optional feature. If elected, you will incur an additional charge for this feature. The annualized charge will be deducted from your contract value on a quarterly basis throughout the waiting period, beginning at the end of the first contract quarter following the effective date of the feature and up to and including on the benefit date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.



CONTRACT YEAR     ANNUALIZED FEE*
-------------     ---------------
  0-7              0.50%
  8-10             0.25%
  11+               none



* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.



What Happens to Capital Protector upon a Spousal Continuation?



If your qualified spouse chooses to continue this contract upon your death, this benefit cannot be terminated. The effective date, the waiting period and the corresponding benefit payment date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.



Important Information



The Capital Protector feature may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that the Capital Protector would not protect the majority of those payments.

Since the Capital Protector feature may not guarantee a return of all Purchase Payments at the end of the waiting period, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Capital Protector benefit. For example, if near the end of the waiting period your Capital Protector Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your Contract Value to be larger than your Capital Protector Base on your benefit date, you will not receive any benefit even though you have paid for the Capital Protector feature throughout the waiting period. You should discuss subsequent Purchase Payments with your financial representative as such activity may reduce the value of this Capital Protector benefit.



We reserve the right to modify, suspend or terminate the capital protector feature (in its entirety or any component) at any time for prospectively issued contracts.



INCOME PROTECTOR



You may elect to enroll in the Income Protector Program. The Income Protector Program can provide a future "safety net" which can offer you the ability to receive a guaranteed fixed minimum retirement income when you choose to switch to the Income Phase. If you elect the Income Protector you can know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions. In order to utilize the program, you must follow the provisions discussed below.



The minimum level of Income Protector benefit available is generally based upon your Purchase Payments remaining in your contract at the time you decide to begin taking income. If available and elected, a growth rate can provide increased levels of minimum guaranteed income. We charge a fee for the Income Protector benefit. The amount of the fee and levels of income protection available to you are described below. This feature may not be available in your state. Once you have made an Income Protector election it cannot be changed or terminated. Check with your financial representative regarding availability.



You are not required to use the Income Protector to receive income payments. The general provisions of your contract provide other income options. However, we will not refund fees paid for the Income Protector if you begin taking income payments under the general provisions of your contract. In addition, if applicable, surrender charges will be assessed upon your beginning the Income Phase, if you annuitize under the Income Protector Program. YOU MAY NEVER NEED TO RELY UPON INCOME PROTECTOR IF YOUR CONTRACT PERFORMS WITHIN A HISTORICALLY ANTICIPATED RANGE. HOWEVER, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.



Certain federal tax code restrictions on the income options available to qualified retirement investors may have an impact on your ability to benefit from this feature. Qualified investors should read NOTE TO QUALIFIED CONTRACT HOLDERS, below.



HOW DO WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME?



If you elect the Income Protector Program, we base the amount of minimum retirement income available to you upon a calculation we call the Income Benefit Base. At the time your enrollment in the Income Protector program becomes effective, your Initial Income Benefit Base is equal to your contract value. If elected, your participation becomes effective on the date of issue of the contract.



The Income Benefit Base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.



Your Income Benefit Base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact Income Benefit Base calculation is equal to (a) plus (b) minus (c) where:



     (a) is equal to, for the first year of calculation, your contract value on the date your participation became effective, and for each subsequent year of calculation, the Income Benefit Base of your prior contract anniversary, and;



     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the prior contract anniversary, and;

     (c) is equal to all withdrawals and applicable fees and charges since the last contract anniversary, in an amount proportionate to the amount by which such withdrawals decreased your contract value. Your Income Benefit Base may accumulate at the elected growth rate, if available, from the date your election becomes effective through your Income Benefit Date.



Any applicable growth rate will reduce to 0% on the anniversary immediately after the annuitant's 90th birthday.



LEVEL OF PROTECTION



If you decide that you want the protection offered by the Income Protector Program, you must elect the Income Protector by completing the Income Protector Election Form available through our Annuity Service Center. You must elect the Income Protector feature at the time your contract is issued. You may only elect one of the offered alternatives, if more than one is available, and you can never change your election once made.



Your Income Benefit Base will begin accumulating at the applicable growth rate on the contract anniversary following our receipt of your completed election form. In order to obtain the benefit of the Income Protector you may not begin the income Phase for at least nine years following your election. You may not elect the Income Protector Program if the required waiting period before beginning the income phase would occur later than your latest Annuity Date.



The Income Protector option(s) currently available under this contract are:



                                                             FEE* AS A % OF YOUR INCOME    WAITING PERIOD BEFORE THE
           OPTION                     GROWTH RATE                   BENEFIT BASE                  INCOME PHASE
----------------------------  ----------------------------  ----------------------------  ----------------------------
     Income Protector Base                 0%                          0.10%                        9 years



* See Fee Tables above.



ELECTING TO RECEIVE INCOME



You may elect to begin the Income Phase of your contract using the Income Protector Program ONLY within the 30 days after the 9th or later contract anniversary following the effective date of your Income Protector participation.



The contract anniversary of or prior to your election to begin receiving income payments is your Income Benefit Date. We calculate your Income Benefit Base as of that date to use in determining your guaranteed minimum fixed retirement income. To determine the minimum guaranteed retirement income available to you, we apply your final Income Benefit Base to the annuity rates stated in your Income Protector endorsement for the income option you select. You then choose if you would like to receive the income annually, semi-annually, quarterly or monthly for the time guaranteed under your selected income option. Your final Income Benefit Base is equal to (a) minus (b) where:



     (a) is your Income Benefit Base as of your Income Benefit Date, and;



     (b) is any partial withdrawals of contract value and any charges applicable to those withdrawals and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as of the Income Benefit Date, and any applicable premium taxes.



The income options available when using the Income Protector feature to receive your retirement income are:



     - Life Annuity with 10 years guaranteed, or



     - Joint and 100% Survivor Life Annuity with 20 years guaranteed



At the time you elect to begin receiving income payments, we will calculate your income payments using both your Income Benefit Base and your contract value. We will use the same income option for each calculation; however, the annuity factors used to calculate your income under the Income Protector feature will be different. You will receive whichever provides a greater stream of income. If you elect to receive income payments using the Income Protector feature your income payments will be fixed in amount.

FEES ASSOCIATED WITH THE INCOME PROTECTOR PROGRAM



If you elect to participate in the Income Protector program we charge an annual fee, as follows:



           OPTION             FEE* AS A % OF YOUR INCOME BENEFIT BASE
----------------------------  ---------------------------------------
Income Protector Base         0.10%



* If you elect the feature on a subsequent anniversary the fee may be different.



We deduct the annual fee from your actual Contract Value. We begin deducting the annual fee on your first contract anniversary. We will not assess the annual fee if you surrender or annuitize before the next contract anniversary.



Once elected, the Income Protector Program and its corresponding charges may not be terminated until full surrender or annuitization of the contract occurs.



NOTE TO QUALIFIED CONTRACT HOLDERS



Qualified contracts generally require that you select an income option that does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of the Income Protector program. To utilize the Income Protector feature, you must take income payments under one of the two income options described above. If those income options exceed your life expectancy, you may be prohibited from receiving your guaranteed fixed income under the program. If you own a Qualified contract to which this restriction applies and you elect the Income Protector program, you may pay for this minimum guarantee and not be able to realize the benefit.



You may wish to consult your tax advisor for information concerning your particular circumstances. If you elect Diversified Strategies Income Rewards or Capital Protector, you may not elect to participate in the Income Protector program.



The Income Protector program may not be available in all states. Check with your financial representative for availability in your state.



We reserve the right to modify, suspend or terminate the Income Protector Program at any time.



DEATH BENEFIT

--------------------------------------------------------------------------------

If you should die during the Accumulation Phase, your Beneficiary will receive a death benefit. The death benefit options are discussed in detail below.

The death benefit is not paid after you are in the Income Phase. If you die during the Income Phase, your Beneficiary will receive any remaining guaranteed income payments in accordance with the income option you choose. SEE INCOME OPTIONS BELOW.


You select the Beneficiary to receive any amounts payable on death. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.



We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:


          1. a certified copy of the death certificate; or

          2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

          3. a written statement by a medical doctor who attended the deceased at the time of death; or


          4. any other proof satisfactory to us.



If the Beneficiary is the spouse of the owner, he or she can elect to continue the contract, rather than receive a death benefit. SEE SPOUSAL CONTINUATION BELOW. If the Beneficiary does not make a specific election as to how they want the death benefit distributed within sixty days of our receipt of adequate proof of death, it will be paid in a lump sum.

If the Annuitant dies before annuity payments begin, you can name a new Annuitant. If no Annuitant is named within 30 days, you will become the Annuitant. However, if the owner is a non-natural person (for example, a trust), then the death of the Annuitant will be treated as the death of the owner, no new Annuitant may be named and the death benefit will be paid.

This contract provides three death benefit options: The first is the Standard Death Benefit which is automatically included in your contract for no additional fee. We also offer, for an additional fee, an optional enhanced death benefit called "Estate Rewards" which offers you the selection of one of two options. If you choose the Estate Rewards death benefit you may also elect, for an additional fee, the Earnings Advantage feature. Your death benefit elections must be made at the time of contract application and the election cannot be terminated.


EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS



The Extended Legacy program can allow a Beneficiary to take the death benefit amount in the form of income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution if they wish. The contract continues in the original owner's name for the benefit of the Beneficiary. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after your death. Under the Extended Legacy program, a Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid interest in the contract in the event of their death and make transfers among investment options. If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value. Participation in the program may impact certain features of the contract as detailed in the Death Claim Form. Please see your financial representative for additional information.



Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of your death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of your death for IRAs. For IRAs, the five-year option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the owner reaches the age of 70 1/2).



For information regarding how these payments are treated for tax purposes, consult your tax advisor regarding tax implications and your particular circumstances.



DEFINED TERMS


The term "Net Purchase Payment" is used frequently in explaining the death benefit options and Estate Rewards benefit below. Net Purchase Payment is an on-going calculation. It does not represent a contract value.


We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total purchase payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.



To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.


STANDARD DEATH BENEFIT

The standard death benefit on your contract is the greater of:

     1. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the earlier of age 75 or the date of death, plus any Purchase Payments recorded after the earlier of age 75 or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the earlier of age 75 or date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.


     2.  the contract value at the time we receive satisfactory proof of death.


ESTATE REWARDS DEATH BENEFIT(S)

For an additional fee, you may elect one of the Estate Rewards Death Benefits which can provide greater protection for your beneficiaries. You must choose between Option 1 and Option 2 at the time you purchase your contract and you can not change your election at any time. The Estate Rewards Death Benefit is not available if you are age 81 or older at the time of contract issue. The fee for Estate Rewards death benefit is 0.15% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

OPTION 1 - 5% ACCUMULATION OPTION

  THE DEATH BENEFIT IS THE GREATER OF:


     a.  the contract value at the time we receive satisfactory proof of death;
         or


     b. Net Purchase Payments compounded to the earlier of your 80th birthday or the date of death, at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Net Purchase Payments made over the life of your contract.


If you die after your latest Annuity Date, the 5% Accumulation Option death benefit reverts to the Standard Death Benefit. Thus, your beneficiaries may receive no benefit from Estate Rewards Death Benefit. This option may not be available in all states. Check with your financial representative regarding availability.


OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION

THE DEATH BENEFIT IS THE GREATEST OF:

     a.  Net Purchase Payments; or

     b.  the contract value at the time we receive satisfactory proof of death;
         or

     c. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary increased by any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

         If the Maximum Anniversary Value option was elected and you or the Continuing Spouse live to be age 90 or older, the death benefit will be the contract value because the Maximum Anniversary Value option ends at age 90. However, if you selected the Earnings Advantage benefit and death occurs after age 90 but before the latest annuity date at age 95, your beneficiary or Continuing Spouse will benefit from the Earnings Advantage.

EARNINGS ADVANTAGE

The Earnings Advantage benefit may increase the Estate Rewards death benefit amount. In order to make an Earnings Advantage election you must have already elected one of the Estate Rewards Death Benefits described above. The Earnings Advantage is available for an additional charge of 0.25% of the average daily ending value of the assets you have allocated to the Variable Portfolios. You are not required to elect the Earnings Advantage feature if you select the Estate Rewards Death Benefit, but once elected, generally, it cannot be terminated. Further, if you elect both the Estate Rewards and Earnings Advantage the combined charge will be 0.40% of the average daily ending value of the assets you have allocated to the Variable Portfolios.


If you have earnings in your contract at the time of death, we will add a percentage of those earnings (the "Earnings Advantage Percentage"), subject to a maximum dollar amount (the "Maximum Earnings Advantage Percentage"), to the death benefit payable.


The Contract Year of Death will determine the Earnings Advantage Percentage and the Maximum Earnings Advantage amount, as set forth below:

------------------------------------------------------------------------------------------------------------------
CONTACT YEAR OF DEATH                     EARNINGS ADVANTAGE                             MAXIMUM
                                              PERCENTAGE                        EARNINGS ADVANTAGE AMOUNT
------------------------------------------------------------------------------------------------------------------
  Years 0 - 4                               25% of Earnings                    25% of Net Purchase Payments
------------------------------------------------------------------------------------------------------------------
  Years 5 - 9                               40% of Earnings                   40% of Net Purchase Payments*
------------------------------------------------------------------------------------------------------------------
  Years 10+                                 50% of Earnings                   50% of Net Purchase Payments*
------------------------------------------------------------------------------------------------------------------

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of the Net Purchase Payments for the purpose of the Maximum Earnings Advantage Amount calculation.

What is the Contract Year of Death?
Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

What is the Earnings Advantage Percentage Amount?
We determine the amount of the Earnings Advantage based upon a percentage of earnings in your contract at the time of your death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

     (1) equals the contract value on the date of death; and

     (2) equals Net Purchase Payments.

What is the Maximum Earnings Advantage?
The Earnings Advantage amount is subject to a maximum. The maximum Earnings Advantage amount is equal to a percentage of your Net Purchase Payments.

The Earnings Advantage benefit will only be paid if your date of death is prior to the latest Annuity Date. Thus, your beneficiaries may receive no benefit from your election of the Earnings Advantage Benefit if you live past your latest Annuity Date. This option may not be available in all states. Check with your Investment Representative regarding availability.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THESE DEATH BENEFIT FEATURES (IN THEIR ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your Spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). The contract and its elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. The Continuing Spouse can only elect to continue the contract upon the death of the original owner of the contract.


Upon continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract. The Continuation Contribution is not considered a Purchase Payment for any other calculation except as noted in Appendix B. To the extent the Continuing Spouse invests in the Variable Portfolios or MVA fixed accounts, they will be subject to investment risk as was the original owner.


Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of Earnings Advantage. We will terminate Earnings Advantage if the Continuing Spouse is age 81 or older on the Continuation Date. If Earnings Advantage is not terminated or discontinued and the Continuing Spouse dies after the latest Annuity Date no Earnings Advantage benefit will be payable. SEE APPENDIX B FOR FURTHER EXPLANATION OF THE DEATH BENEFIT CALCULATION FOLLOWING A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

EXPENSES
--------------------------------------------------------------------------------


There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.


SEPARATE ACCOUNT CHARGES

The Company deducts a Separate Account charge in the amount of 1.40% annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.


If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The Separate Account Charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including distribution, depending upon market conditions.



WITHDRAWAL CHARGES


During the Accumulation Phase you may make withdrawals from your contract. However, a withdrawal charge may apply. We apply a withdrawal charge upon an early withdrawal against each Purchase Payment you put into the contract. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The contract does provide a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ABOVE. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:

      YEAR          1    2    3    4    5    6    7    8
-----------------  ---  ---  ---  ---  ---  ---  ---  ---
Withdrawal Charge   7%   6%   6%   5%   4%   3%   2%   0%

After a Purchase Payment has been in the contract for seven complete years the withdrawal charge no longer applies to that Purchase Payment. When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.



Whenever possible, we deduct the withdrawal charge from the money remaining in your contract from each of your investment options on a pro-rata basis. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn. We will not assess a withdrawal charge for money withdrawn to pay a death benefit. We do not currently assess a withdrawal charge upon election to receive income payments from your contract. Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES BELOW.


INVESTMENT CHARGES

Investment Management Fees

Charges are deducted from the assets of the Underlying Funds for each Trust for the advisory and other expenses of the Funds.

12b-1 Fees


Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For SunAmerica Series Trust ("SAST"), under the distribution plan which is applicable to Class 2 shares, recaptured brokerage commissions will be used to make payments to AIG SunAmerica Capital Services, Inc., the SAST Distributor, to pay for various distribution activities on behalf of the SAST Portfolios. These distribution fees will not increase the cost of your investment or affect your return.


In addition, the 0.15% fee applicable to Class 2 shares of AST and the SAST Portfolios is generally used to pay financial intermediaries for services provided over the life of your contract.

FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE PROSPECTUSES FOR THE UNDERLYING FUNDS.

CONTRACT MAINTENANCE CHARGE


During the Accumulation Phase, we subtract a contract maintenance charge from your account once per year. This charge compensates us for the cost of contract administration. If your contract value is $50,000 or more on your contract anniversary date, we will waive the charge. This waiver is subject to change without notice. We will deduct the $35 ($30 in North Dakota) contract maintenance charge on a pro-rata basis from your account value on your contract anniversary. In the states of Pennsylvania, Texas and Washington a contract maintenance charge will be deducted pro-rata from the Variable Portfolio(s) in which you are invested, only. If you withdraw your entire contract value, we deduct the charge from that withdrawal.


TRANSFER FEE

We currently allow 15 free transfers per contract year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in a contract year.

OPTIONAL DEATH BENEFIT FEES


The annualized fee for the optional Estate Rewards feature, an enhanced death benefit, is 0.15%. On a daily basis we deduct this charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.



We charge 0.25% for the Earnings Advantage feature. On a daily basis we deduct this charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.

OPTIONAL INCOME PROTECTOR FEE


The Income Protector feature fee is as follows:



Annual Fee as a % of Your Income Benefit Base...............  0.10%



The fee is deducted annually from your contract value. The Income Benefit Base is generally calculated by using your contract value on the date of your effective enrollment in the program and then each subsequent contract anniversary, adding Purchase Payments made since the prior contract anniversary, less proportional withdrawals, and fees and charges applicable to those withdrawals.


OPTIONAL CAPITAL PROTECTOR FEE


The fee for the Capital Protector feature is as follows:



CONTRACT YEAR                                                 ANNUALIZED FEE
-------------                                                 --------------
0-7.........................................................    0.50%
8-10........................................................    0.25%
11+.........................................................    none



The fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted at the end of the first contract quarter and quarterly thereafter from your contract value.



OPTIONAL DIVERSIFIED STRATEGIES INCOME REWARDS FEE



The annualized Diversified Strategies Income Rewards fee is calculated as a percentage of your Withdrawal Benefit Base. The fee will be assessed and deducted quarterly from your contract value, starting on the first quarter following the Benefit Effective Date and ending upon the termination of the benefit. If your contract falls to zero before the benefit has been terminated, the fee will no longer be assessed.



TIME ELAPSED SINCE BENEFIT EFFECTIVE DATE                     ANNUALIZED FEE
-----------------------------------------                     --------------
0-7 years...................................................      0.65%
8+ years....................................................      0.45%


PREMIUM TAX


Certain states charge the Company a tax on the premiums you pay into the contract, ranging from 0% to 3.5%. Currently we deduct the charge for premium taxes from your contract when applicable, such as when you fully surrender or annuitize the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.


INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED


Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

AIG SunAmerica Life may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

INCOME OPTIONS
--------------------------------------------------------------------------------

ANNUITY DATE


During the Income Phase, the money in your Contract is used to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your Income Option. Except as discussed under Option 5, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender. Other pay out options may be available. Contact our Annuity Service Center for more information.


Income payments must begin on or before your 95th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date (latest Annuity
Date). Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, certain Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS


Currently, this Contract offers five Income Options. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments selected for joint lives, we pay according to Option 3.



We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and then designate a new Annuitant.


OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY


This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.


OPTION 3 - JOINT AND 100% SURVIVOR LIFE ANNUITY WITH 10 YEAR PERIOD CERTAIN

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the Survivor die before all of the payments have been made, the remaining payments are made to the Beneficiary under your Contract.

OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your Contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value (in full or in part) after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments. The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.


We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments direct deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in annuity payments of less than $50 per payment, we may decrease the frequency of the payments, state law allowing. See the INCOME PROTECTOR section above for specifics relative to taking income under that feature.


ALLOCATION OF ANNUITY PAYMENTS

You can choose income payments that are fixed, variable or both. If payments are fixed, AIG SunAmerica Life guarantees the amounts of each payment. If the payments are variable, the amounts are not guaranteed. They will go up and/or down based upon the performance of the Variable Portfolio(s) in which you invest.

FIXED OR VARIABLE INCOME PAYMENTS

Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolio(s) only, your income payments will be variable and your money is only in fixed accounts at that time, your income payments will be fixed in amount. If you are invested in both fixed and variable options at the time you begin the Income Phase, a portion of your income payments will be fixed and a portion will be variable, unless otherwise elected.

INCOME PAYMENTS

Your income payments will vary if you are invested in the Variable Portfolio(s) after the Annuity date depending on four factors:

     - for life options, your age when payments begin, and in most states, if a Non-Qualified Contract, your gender;

     - the value of your contract in the Variable Portfolio(s) on the Annuity Date;

     - the 3.5% assumed investment rate ("AIR") for variable income payments used in the annuity table for the contract; and;

     - the performance of the Variable Portfolio(s) in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolio(s) after the Annuity Date, the allocation of funds between the fixed accounts and Variable Portfolio(s) also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on the assumed AIR of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one (1) transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

Please read the Statement of Additional Information, available upon request, for a more detailed discussion of the income options. See also ACCESS TO YOUR MONEY above for a discussion of when payments from a Variable Portfolio may be suspended or postponed.


TAXES

--------------------------------------------------------------------------------


NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.



ANNUITY CONTRACTS IN GENERAL



The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.



If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.



If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.



TAX TREATMENT OF DISTRIBUTIONS--NON-QUALIFIED CONTRACTS



If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.



TAX TREATMENT OF DISTRIBUTIONS--QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(B) ELIGIBLE DEFERRED COMPENSATION PLANS)



Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.



The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.



Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.



MINIMUM DISTRIBUTIONS



Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2 regardless of when you separate from service from the employer sponsoring the plan. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.



Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.



You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.



The IRS issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.



TAX TREATMENT OF DEATH BENEFITS



Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.



Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.



If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s)could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.



CONTRACTS OWNED BY A TRUST OR CORPORATION



A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT



If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.



The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.



DIVERSIFICATION AND INVESTOR CONTROL



The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.



The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.



These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.


PERFORMANCE
--------------------------------------------------------------------------------


From time to time, we will advertise the performance of the Variable Portfolios. We advertise the Money Market Fund's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. Any such performance results are based on historical earnings and are not intended to indicate future performance.


We may show performance of each Variable Portfolios in comparison to various appropriate indices and the performance of other similar variable annuity products with similar objectives as reported by such independent reporting services as Morningstar, Inc., Lipper Analytical Services, Inc. and the Variable Annuity Research Data Service ("VARDS").


OTHER INFORMATION

--------------------------------------------------------------------------------

AIG SUNAMERICA LIFE

AIG SunAmerica Life is a stock life insurance company originally organized under the laws of the state of California in April, 1965. On January 1, 1996, AIG SunAmerica Life redomesticated under the laws of the state of Arizona.

AIG SunAmerica Life and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, AIG SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. (comprising six wholly owned broker-dealers and two investment advisers), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, broker-dealer services and trust administration services.

THE SEPARATE ACCOUNT

AIG SunAmerica Life originally established a separate account, Variable Separate Account (the "Separate Account"), under Arizona law on January 1, 1996 when it assumed the separate account, originally established under California law on June 25, 1981. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

AIG SunAmerica Life owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by AIG SunAmerica Life. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of AIG SunAmerica Life. Assets in the Separate Account are not guaranteed by AIG SunAmerica Life.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into AIG SunAmerica Life's general account. The general account consists of all of AIG SunAmerica Life's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any AIG SunAmerica Life contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.


PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT



PAYMENTS TO BROKER-DEALERS



Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission, only, that may be up to a maximum 8% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 0.25% of contract value, annually. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.



We (or our affiliates) may pay broker-dealers or permitted third parties cash or non-cash compensation, including reimbursement of expenses incurred in connection with the sale of these contracts. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management or longevity of assets invested with us. For example, we may pay additional amounts in connection with contracts that remain invested with us for a particular period of time. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. Promotional incentives may change at any time.



We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract. Certain compensation payments may increase our cost of doing business in a particular firm and may result in higher contractual fees and charges if you purchase your contract through such a firm. See EXPENSES, above.



WM Funds Distributor, 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101, distributes the contracts, WM Funds Distributor is registered as a broker-dealer under the Exchange Act of 1934 and a member of the

National Association of Securities Dealers., Inc. No underwriting fees are paid in connection with the distribution of the contracts.



PAYMENTS WE RECEIVE



In addition to amounts received pursuant to established 12b-1 Plans, we may receive compensation of up to 0.45% from the investment advisers, subadvisers or their affiliates of certain of the underlying Trusts and/or portfolios for services related to the availability of the underlying portfolios in the contract. Furthermore, certain advisers and/or subadvisers may offset the costs we incur for training to support sales of the underlying funds in the contract.


ADMINISTRATION


We are responsible for the administrative servicing of your contract. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase payments received through the Automatic Payment Plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, we send confirmations immediately.



During the Accumulation and Income Phases, you will receive a statement of your transactions over the past quarter and a summary of your account values. Please contact our Annuity Service Center at 1-877-311-WMVA (9682), if you have any comment, question or service request.



We send out transaction confirmations and quarterly statements. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.


LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. AIG SunAmerica Life engages in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets, nor are they material with respect to the Separate Account.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


The audited consolidated financial statements of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the audited financial statements of Variable Separate Account at December 31, 2003, and for each of the two years in the period ended December 31, 2003 are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

TABLE OF CONTENTS OF
STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


Separate Account............................................    2
General Account.............................................    2
Performance Data............................................    3
Income Payments.............................................    6
Annuity Unit Values.........................................    6
Variable Annuity Payments...................................    8
Taxes.......................................................   19
Distribution of Contracts...................................   14
Financial Statements........................................   14

APPENDIX A - MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

The information in this Appendix applies only if you take money out of a FAGP with a duration longer than 1 year before the end of the guarantee period.


We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.



Where the MVA is negative, we first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.


The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:
                            [(1+I/(1+J+L)](N/12) - 1

where:

              I is the interest rate you are earning on the money invested in the FAGP;

              J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP;

              N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP; and

              L is 0.005 (some states require a different value; see your Contract).

We do not assess a MVA against withdrawals from a FAGP under the following circumstances:

     - If a withdrawal is made within 30 days after the end of a guarantee period;

     - If a withdrawal is made to pay contract fees and charges;

     - To pay a death benefit; and

     - Upon beginning an income option, if occurring on the Latest Annuity Date.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee Periods available or Surrender
                    Charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N=18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

     (4) You contract was issued in a state where L = 0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free look amount.

The MVA factor is

                               = [(1+I/(1+J+0.005)](N/12) - 1
                               = [(1.05)/(1.04+0.005)](18/12) - 1
                               = (1.004785)(1.5) - 1
                               = 1.007186 - 1
                               = +0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:

                         $4,000 X (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls with the free withdrawal amount.

The MVA factor is

                               = [(1+I)/(1+J+0.005)](N/12) - 1
                               = [(1.05)/(1.06+0.005)](18/12) - 1
                               = (0.985915)(1.5) - 1
                               = 0.978948 - 1
                               = -0.021052

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:

                        $4,000 X (-0.021052) = - $84.21

$84.21 represents the negative MVA that will be deducted from the money remaining in the 3-year FAGP.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is

                               = [(1+I)/(I+J+0.005)](N/12) - 1
                               = [(1.05)/(1.04+0.005)](18/12) - 1
                               = (1.004785)(1.5) - 1
                               = 1.007186 - 1
                               = +0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:

                         $3,760 X (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is

                               = [(1+I)/(I+J+0.005)](N/12) - 1
                               = [(1.05)/(1.06+0.005)](18/12) - 1
                               = (0.985915)(1.5) - 1
                               = 0.978948 - 1
                               = -0.021052

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:

                        $3,760 X (- 0.021052) = -$79.16

$79.16 represents the negative MVA that would be deducted from the withdrawal.

APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of a Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purposes of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equal the contract value on the Continuation Date, including the Continuation Contribution.

STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH


If the Standard Death Benefit is applicable upon the Continuing Spouse's death we will pay the beneficiary the greater of:


     1. Continuation Net Purchase Payments compounded at a 3% annual growth rate until the earlier of Continuing Spouses age 75 or the date of death of the Continuing Spouse, plus any Purchase Payments recorded after the date of death of the Continuing Spouse; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the earlier of age 75 or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.


     2.  The contract value at the time we receive satisfactory proof of death.


ENHANCED DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH


If the Enhanced Death Benefit is applicable upon the Continuing Spouse's death, we will pay the Beneficiary the applicable death benefit under Option 1 or Option 2.


OPTION 1 - 5% ACCUMULATION:

The death benefit is the greater of:


     a. The contract value on the date we receive satisfactory proof of the Continuing Spouse's death; or


     b. Net Purchase Payments made from the original contract issue date including the Continuation Contribution, compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Net Purchase Payments.

If the Continuing Spouse dies after the latest Annuity Date and the [5%] Accumulation option applied, any death benefit payable under the contract will be the Standard Death Benefit as described above. The Continuing Spouse's beneficiary will not receive any benefit from the Enhanced Death Benefit.

OPTION 2 - MAXIMUM ANNIVERSARY VALUE:

If the continuing Spouse is younger than age 90 at the time of death, the death benefit is the greatest of:

     a.  Continuation Net Purchase Payments; or


     b. The contract value at the time we receive satisfactory proof of the Continuing Spouse's death; or


     c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the Continuation Date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.


If the Continuing Spouse is age 90 or older at the time of death and the Maximum Anniversary Value option applied, the death benefit will be equal to the contract value at the time we receive satisfactory proof of death.


EARNINGS ADVANTAGE BENEFIT FOR SPOUSAL CONTINUATION:


If the original owner's Earnings Advantage remained in effect upon continuation, the Earnings Advantage benefit may increase the death benefit amount. The Earnings Advantage benefit is only available if the original owner elected the feature and it has not been discontinued or terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "Earnings Advantage Percentage"), subject to a maximum dollar amount (the "Maximum Earnings Advantage Percentage"), to the death benefit payable.


The Contract Year of Death (from Continuation Date forward) will determine the Earnings Advantage Percentage and the Maximum Earnings Advantage amount, as set forth below:

--------------------------------------------------------------------------------------------
                         EARNINGS ADVANTAGE
 CONTACT YEAR OF DEATH       PERCENTAGE           MAXIMUM EARNINGS ADVANTAGE PERCENTAGE
--------------------------------------------------------------------------------------------
 Years 0 - 4               25% of Earnings    25% of Continuation Net Purchase Payments
--------------------------------------------------------------------------------------------
 Years 5 - 9               40% of Earnings    40% of Continuation Net Purchase Payments*
--------------------------------------------------------------------------------------------
 Years 10+                 50% of Earnings    50% of Continuation Net Purchase Payments*
--------------------------------------------------------------------------------------------

* PURCHASE PAYMENTS RECEIVED AFTER THE 5TH ANNIVERSARY FOLLOWING THE CONTINUATION DATE MUST REMAIN IN THE CONTRACT FOR AT LAST 6 FULL MONTHS TO BE INCLUDED AS PART OF THE NET PURCHASE PAYMENTS FOR THE PURPOSE OF THE MAXIMUM EARNINGS ADVANTAGE PERCENTAGE CALCULATION.

What is the Contract Year of Death?
Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the Earnings Advantage Amount?
We determine the Earnings Advantage amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum Earnings Advantage amount?
The Earnings Advantage amount is subject to a maximum. The Maximum Earnings Advantage amount is a percentage of the Continuation Net Purchase Payments.

The Earnings Advantage benefit will only be paid if the Continuing Spouse's date of death is prior to the latest Annuity Date.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.

APPENDIX C

--------------------------------------------------------------------------------

WM DIVERSIFIED STRATEGIES -- CONDENSED FINANCIAL INFORMATION


                                                           Fiscal Year Ended      Fiscal Year Ended      Fiscal Year Ended
                  ANCHOR SERIES TRUST:                     12/31/01               12/31/02               12/31/03
------------------------------------------------------------------------------------------------------------------------------
  Capital Appreciation Portfolio (Inception
    Date -- 07/09/01)
        Beginning AUV....................................  (a) $35.378            (a) $33.835            (a) $25.756
                                                           (b) $35.378            (b) $33.791            (b) $25.621
        Ending AUV.......................................  (a) $33.835            (a) $25.756            (a) $33.541
                                                           (b) $33.791            (b) $25.621            (b) $33.232
        Ending Number of AUs.............................  (a) 4,781              (a) 22,572             (a) 40,276
                                                           (b) 3,896              (b) 15,556             (b) 19,710
------------------------------------------------------------------------------------------------------------------------------



                                                           Fiscal Year Ended      Fiscal Year Ended      Fiscal Year Ended
                SUNAMERICA SERIES TRUST:                   12/31/01               12/31/02               12/31/03
------------------------------------------------------------------------------------------------------------------------------
  Alliance Growth Portfolio (Inception Date -- 07/09/01)
        Beginning AUV....................................  (a) $32.786            (a) $32.676            (a) $22.108
                                                           (b) $32.786            (b) $32.649            (b) $22.000
        Ending AUV.......................................  (a) $32.676            (a) $22.108            (a) $27.387
                                                           (b) $32.649            (b) $22.000            (b) $27.144
        Ending Number of AUs.............................  (a) 735                (a) 7,147              (a) 12,587
                                                           (b) 1,409              (b) 8,861              (b) 11,951
------------------------------------------------------------------------------------------------------------------------------
  Davis Venture Value Portfolio (Inception
    Date -- 07/09/01)
        Beginning AUV....................................  (a) $27.129            (a) $26.286            (a) $21.550
                                                           (b) $27.129            (b) $26.197            (b) $21.391
        Ending AUV.......................................  (a) $26.286            (a) $21.550            (a) $28.246
                                                           (b) $26.197            (b) $21.391            (b) $27.926
        Ending Number of AUs.............................  (a) 2,529              (a) 28,675             (a) 35,223
                                                           (b) 2,600              (b) 10,380             (b) 10,169
------------------------------------------------------------------------------------------------------------------------------
  Global Equities Portfolio (Inception Date -- 07/09/01)
        Beginning AUV....................................  (a) $17.986            (a) $17.516            (a) $12.616
                                                           (b) $17.986            (b) $17.542            (b) $12.577
        Ending AUV.......................................  (a) $17.516            (a) $12.616            (a) $15.714
                                                           (b) $17.542            (b) $12.577            (b) $15.604
        Ending Number of AUs.............................  (a) 1,341              (a) 9,707              (a) 12,854
                                                           (b) 19                 (b) 3,172              (b) 5,787
------------------------------------------------------------------------------------------------------------------------------
  MFS Mid Cap Growth Portfolio (Inception
    Date -- 07/09/01)
        Beginning AUV....................................  (a) $15.227            (a) $13.438            (a) $6.992
                                                           (b) $15.227            (b) $13.422            (b) $6.953
        Ending AUV.......................................  (a) $13.438            (a) $6.992             (a) $9.449
                                                           (b) $13.422            (b) $6.953             (b) $9.358
        Ending Number of AUs.............................  (a) 7,564              (a) 38,564             (a) 57,960
                                                           (b) 4,846              (b) 48,552             (b) 60,126
------------------------------------------------------------------------------------------------------------------------------
  Technology Portfolio (Inception Date -- 07/09/01)
        Beginning AUV....................................  (a) $4.018             (a) $3.453             (a) $1.720
                                                           (b) $4.018             (b) $3.459             (b) $1.718
        Ending AUV.......................................  (a) $3.453             (a) $1.720             (a) $2.554
                                                           (b) $3.459             (b) $1.718             (b) $2.541
        Ending Number of AUs.............................  (a) 19,075             (a) 72,091             (a) 72,512
                                                           (b) 1,501              (b) 20,382             (b) 62,519
------------------------------------------------------------------------------------------------------------------------------
            AUV -- Accumulation Unit Value
            AU -- Accumulation Units
            (a) Reflects AUV/AU without election of Earnings Advantage
            (b) Reflects AUV/AU with election of Earnings Advantage



            AUV -- Accumulation Unit Value
            AU -- Accumulation Units
            (a) Reflects AUV/AU without election of Earnings Advantage
            (b) Reflects AUV/AU with election of Earnings Advantage

                                                           Fiscal Year Ended      Fiscal Year Ended      Fiscal Year Ended
                   WM VARIABLE TRUST:                      12/31/01               12/31/02               12/31/03
------------------------------------------------------------------------------------------------------------------------------
  Balanced Portfolio (Inception Date -- 07/09/01)
        Beginning AUV....................................  (a) $7.576             (a) $7.544             (a) $6.786
                                                           (b) $7.576             (b) $7.531             (b) $6.748
        Ending AUV.......................................  (a) $7.544             (a) $6.786             (a) $8.214
                                                           (b) $7.531             (b) $6.748             (b) $8.135
        Ending Number of AUs.............................  (a) 393,878            (a) 3,452,275          (a) 6,791,743
                                                           (b) 425,063            (b) 1,966,925          (b) 2,836,346
------------------------------------------------------------------------------------------------------------------------------
  Conservative Balanced Portfolio (Inception
    Date -- 07/09/01)
        Beginning AUV....................................  (a) $5.514             (a) $5.543             (a) $5.343
                                                           (b) $5.514             (b) $5.539             (b) $5.318
        Ending AUV.......................................  (a) $5.543             (a) $5.343             (a) $6.169
                                                           (b) $5.539             (b) $5.318             (b) $6.116
        Ending Number of AUs.............................  (a) 99,398             (a) 578,767            (a) 1,109,847
                                                           (b) 23,679             (b) 212,458            (b) 329,852
------------------------------------------------------------------------------------------------------------------------------
  Conservative Growth Portfolio (Inception
    Date -- 07/09/01)
        Beginning AUV....................................  (a) $8.163             (a) $7.966             (a) $6.637
                                                           (b) $8.163             (b) $7.957             (b) $6.604
        Ending AUV.......................................  (a) $7.966             (a) $6.637             (a) $8.426
                                                           (b) $7.957             (b) $6.604             (b) $8.350
        Ending Number of AUs.............................  (a) 217,903            (a) 1,574,812          (a) 3,102,160
                                                           (b) 180,433            (b) 1,071,253          (b) 1,210,955
------------------------------------------------------------------------------------------------------------------------------
  Equity Income Fund (Inception Date -- 07/09/01)
        Beginning AUV....................................  (a) $6.289             (a) $6.393             (a) $5.516
                                                           (b) $6.289             (b) $6.381             (b) $5.484
        Ending AUV.......................................  (a) $6.393             (a) $5.516             (a) $7.077
                                                           (b) $6.381             (b) $5.484             (b) $7.008
        Ending Number of AUs.............................  (a) 109,250            (a) 1,067,980          (a) 1,611,820
                                                           (b) 58,313             (b) 380,505            (b) 434,430
------------------------------------------------------------------------------------------------------------------------------
  Flexible Income Portfolio (Inception Date -- 07/09/01)
        Beginning AUV....................................  (a) $6.404             (a) $6.530             (a) $6.578
                                                           (b) $6.404             (b) $6.513             (b) $6.534
        Ending AUV.......................................  (a) $6.530             (a) $6.578             (a) $7.349
                                                           (b) $6.513             (b) $6.534             (b) $7.271
        Ending Number of AUs.............................  (a) 186,817            (a) 1,143,068          (a) 2,262,614
                                                           (b) 121,877            (b) 494,722            (b) 808,158
------------------------------------------------------------------------------------------------------------------------------
  Growth & Income Fund (Inception Date -- 07/09/01)
        Beginning AUV....................................  (a) $6.374             (a) $6.044             (a) $4.699
                                                           (b) $6.374             (b) $6.035             (b) $4.674
        Ending AUV.......................................  (a) $6.044             (a) $4.699             (a) $5.876
                                                           (b) $6.035             (b) $4.674             (b) $5.821
        Ending Number of AUs.............................  (a) 83,275             (a) 357,413            (a) 574,264
                                                           (b) 57,082             (b) 188,611            (b) 222,245
------------------------------------------------------------------------------------------------------------------------------
  Growth Fund (Inception Date -- 07/09/01)
        Beginning AUV....................................  (a) $8.096             (a) $7.147             (a) $4.862
                                                           (b) $8.096             (b) $7.131             (b) $4.832
        Ending AUV.......................................  (a) $7.147             (a) $4.862             (a) $6.194
                                                           (b) $7.131             (b) $4.832             (b) $6.131
        Ending Number of AUs.............................  (a) 27,301             (a) 119,082            (a) 150,222
                                                           (b) 5,665              (b) 38,297             (b) 39,588
------------------------------------------------------------------------------------------------------------------------------
  Income Fund (Inception Date -- 07/09/01)
        Beginning AUV....................................  (a) $5.506             (a) $5.725             (a) $6.189
                                                           (b) $5.506             (b) $5.714             (b) $6.152
        Ending AUV.......................................  (a) $5.725             (a) $6.189             (a) $6.700
                                                           (b) $5.714             (b) $6.152             (b) $6.634
        Ending Number of AUs.............................  (a) 72,090             (a) 508,450            (a) 1,063,870
                                                           (b) 46,356             (b) 224,362            (b) 219,572
------------------------------------------------------------------------------------------------------------------------------



            AUV -- Accumulation Unit Value
            AU -- Accumulation Units
            (a) Reflects AUV/AU without election of Earnings Advantage
            (b) Reflects AUV/AU with election of Earnings Advantage

                                                           Fiscal Year Ended      Fiscal Year Ended      Fiscal Year Ended
                   WM VARIABLE TRUST:                      12/31/01               12/31/02               12/31/03
------------------------------------------------------------------------------------------------------------------------------
  International Growth Fund (Inception Date -- 07/09/01)
        Beginning AUV....................................  (a) $4.693             (a) $4.550             (a) $3.782
                                                           (b) $4.693             (b) $4.569             (b) $3.784
        Ending AUV.......................................  (a) $4.550             (a) $3.782             (a) $5.053
                                                           (b) $4.569             (b) $3.784             (b) $5.036
        Ending Number of AUs.............................  (a) 909                (a) 10,524             (a) 19,405
                                                           (b) 175                (b) 9,073              (b) 9,051
------------------------------------------------------------------------------------------------------------------------------
  Mid Cap Stock Fund (Inception Date -- 07/09/01)
        Beginning AUV....................................  (a) $6.488             (a) $6.675             (a) $5.901
                                                           (b) $6.488             (b) $6.668             (b) $5.872
        Ending AUV.......................................  (a) $6.675             (a) $5.901             (a) $7.433
                                                           (b) $6.668             (b) $5.872             (b) $7.366
        Ending Number of AUs.............................  (a) 27,209             (a) 142,437            (a) 283,314
                                                           (b) 22,411             (b) 79,108             (b) 86,000
------------------------------------------------------------------------------------------------------------------------------
  Money Market Fund (Inception Date -- 07/09/01)
        Beginning AUV....................................  (a) $5.756             (a) $5.795             (a) $5.794
                                                           (b) $5.756             (b) $5.764             (b) $5.739
        Ending AUV.......................................  (a) $5.795             (a) $5.794             (a) $5.751
                                                           (b) $5.764             (b) $5.739             (b) $5.673
        Ending Number of AUs.............................  (a) 46,507             (a) 569,371            (a) 559,449
                                                           (b) 10,619             (b) 49,257             (b) 101,736
------------------------------------------------------------------------------------------------------------------------------
  Short Term Income Fund (Inception Date -- 07/09/01)
        Beginning AUV....................................  (a) $5.728             (a) $5.909             (a) $6.192
                                                           (b) $5.728             (b) $5.895             (b) $6.153
        Ending AUV.......................................  (a) $5.909             (a) $6.192             (a) $6.444
                                                           (b) $5.895             (b) $6.153             (b) $6.377
        Ending Number of AUs.............................  (a) 4,605              (a) 170,505            (a) 490,699
                                                           (b) 11,940             (b) 125,668            (b) 122,207
------------------------------------------------------------------------------------------------------------------------------
  Small Cap Growth Fund (Inception Date -- 07/09/01)
        Beginning AUV....................................  (a) $8.272             (a) $7.425             (a) $3.870
                                                           (b) $8.272             (b) $7.422             (b) $3.853
        Ending AUV.......................................  (a) $7.425             (a) $3.870             (a) $6.542
                                                           (b) $7.422             (b) $3.853             (b) $6.487
        Ending Number of AUs.............................  (a) 14,716             (a) 85,682             (a) 155,493
                                                           (b) 3,471              (b) 32,891             (b) 69,505
------------------------------------------------------------------------------------------------------------------------------
  Strategic Growth Portfolio (Inception Date -- 07/09/01)
        Beginning AUV....................................  (a) $9.190             (a) $8.800             (a) $6.898
                                                           (b) $9.190             (b) $8.800             (b) $6.870
        Ending AUV.......................................  (a) $8.800             (a) $6.898             (a) $9.052
                                                           (b) $8.800             (b) $6.870             (b) $8.979
        Ending Number of AUs.............................  (a) 43,009             (a) 294,264            (a) 650,628
                                                           (b) 27,642             (b) 129,261            (b) 181,458
------------------------------------------------------------------------------------------------------------------------------
  U.S. Government Securities Fund (Inception
    Date -- 07/09/01)
        Beginning AUV....................................  (a) $5.671             (a) $5.847             (a) $6.278
                                                           (b) $5.671             (b) $5.843             (b) $6.248
        Ending AUV.......................................  (a) $5.847             (a) $6.278             (a) $6.323
                                                           (b) $5.843             (b) $6.248             (b) $6.268
        Ending Number of AUs.............................  (a) 123,734            (a) 1,428,375          (a) 2,361,580
                                                           (b) 74,564             (b) 446,911            (b) 415,138
------------------------------------------------------------------------------------------------------------------------------



            AUV -- Accumulation Unit Value
            AU -- Accumulation Units
            (a) Reflects AUV/AU without election of Earnings Advantage
            (b) Reflects AUV/AU with election of Earnings Advantage

                                                           Fiscal Year Ended      Fiscal Year Ended      Fiscal Year Ended
                   WM VARIABLE TRUST:                      12/31/01               12/31/02               12/31/03
------------------------------------------------------------------------------------------------------------------------------
  West Coast Equity Fund (Inception Date -- 07/09/01)
        Beginning AUV....................................  (a) $9.446             (a) $8.858             (a) $6.766
                                                           (b) $9.446             (b) $8.844             (b) $6.728
        Ending AUV.......................................  (a) $8.858             (a) $6.766             (a) $9.564
                                                           (b) $8.844             (b) $6.728             (b) $9.472
        Ending Number of AUs.............................  (a) 29,204             (a) 465,406            (a) 749,108
                                                           (b) 36,362             (b) 177,710            (b) 199,919
------------------------------------------------------------------------------------------------------------------------------
  WM REIT Portfolio Inception Date -- 10/01/03
        Beginning AUV....................................                                                (a) $10.590
                                                                                                         (b) $10.540
        Ending AUV.......................................                                                (a) $11.434
                                                                                                         (b) $11.462
        Ending Number of AUs.............................                                                (a) 13
                                                                                                         (b) 13
------------------------------------------------------------------------------------------------------------------------------


            AUV -- Accumulation Unit Value
            AU -- Accumulation Units
            (a) Reflects AUV/AU without election of Earnings Advantage
            (b) Reflects AUV/AU with election of Earnings Advantage

APPENDIX D

--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR PROGRAM:

This table assumes a $100,000 initial investment in a Non-Qualified contract with no further premiums, no withdrawals and no premium taxes; and the election of the optional Base Income Protector at contract issue.

-----------------------------------------------------------------------------------------------------------------------------
                                        ANNUAL INCOME IF YOU ANNUITIZE ON THE FOLLOWING CONTRACT ANNIVERSARY
    IF AT ISSUE YOU                        9              10             11             15             19             20
       ARE...              1-8          (AGE 69)       (AGE 70)       (AGE 71)       (AGE 75)       (AGE 79)       (AGE 80)
-----------------------------------------------------------------------------------------------------------------------------
  MALE                     N/A           6,480          6,672          6,864          7,716          8,616          8,832
  AGE 60*
-----------------------------------------------------------------------------------------------------------------------------
  FEMALE                   N/A           5,700          5,880          6,060          6,900          7,860          8,112
  AGE 60*
-----------------------------------------------------------------------------------------------------------------------------
  MALE, AGE 60             N/A           4,920          5,028          5,136          5,544          5,868          5,928
  FEMALE, AGE 60**
-----------------------------------------------------------------------------------------------------------------------------

*  Life Annuity with 10 Year Period Certain

** Joint and 100% Survivor Annuity with 20 Year Period Certain

The Income Protector may not be available in your state. Please consult your financial advisor for information regarding availability of this program in your state.

Please forward a copy (without charge) of the WM Diversified Strategies Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

       ------------------------------------------------------------------
         Name

       ------------------------------------------------------------------
         Address

       ------------------------------------------------------------------
         City/State/Zip

       ------------------------------------------------------------------

       Date: -------------------------  Signed: -------------------------

Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299

                                    PART II
                                    -------

                     Information Not Required in Prospectus

Item 14. Other Expenses of Issuance and Distribution.
               -------------------------------------------

     The following table sets forth the expenses in connection with the issuance and distribution of the securities being registered, other than underwriting discounts and commissions. All of the amounts shown are estimates, except the SEC registration fee.


               SEC registration fee .................................   $ 24,338.10
               Printing and engraving ...............................   $    50,000
               Legal fees and expenses ..............................   $    10,000
               Rating agency fees ...................................   $     7,500
               Miscellaneous ........................................   $    10,000
                                                                        -------
                   Total ............................................   $101,838.10



Item 15. Indemnification of Directors and Officers.
               ------------------------------------------

     Section 10-851 of the Arizona Corporations and Associations law permits the indemnification of directors, officers, employees and agents of Arizona corporations. Article Eight of the Company's Restated Articles of Incorporation, as amended and restated (the "Articles") and Article Five of the Company's By-Laws ("By-Laws") authorize the indemnification of directors and officers to the full extent required or permitted by the Laws of the State of Arizona, now or hereafter in force, whether such persons are serving the Company, or, at its request, any other entity, which indemnification shall include the advance of expenses under the procedures and to the full extent permitted by law. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent. Reference is made to section 10-851 of the Arizona Corporations and Associations Law, Article Eight of the Articles, and Article Five of the By-Laws, which are incorporated herein by reference.

Item 16. Exhibits and Financial Statement Schedules.
               -------------------------------------------

               Exhibit No.   Description
               (1)           Form of Underwriting Agreement***
               (2)           Plan of Acquisition, Reorganization,
                             Arrangement, Liquidation or Succession**
               (3)           (a)    Amendment to Articles of Incorporation Dated

                                    September 30, 2002+++

                             (b)    Amended and Restated Articles of
                                    Incorporation Dated December 19, 2001++
                             (c)    Amended and Restated By-Laws+
               (4)           (a)    Fixed and Variable Contract***
                             (d)    Deferred Annuity Application***
               (5)           Opinion of Counsel re: Legality***
               (6)           Opinion re Discount on Capital Shares**
               (7)           Opinion re Liquidation Preference**
               (8)           Opinion re Tax Matters**
               (9)           Voting Trust Agreement**
               (10)          Material Contracts**
               (11)          Statement re Computation of Per Share
                               Earnings**
               (12)          Statement re Computation of Ratios**
               (14)          Material Foreign Patents**
               (15)          Letter re Unaudited Financial Information**
               (16)          Letter re Change in Certifying Accountant**
               (23)          (a)    Consent of Independent Accountants*
                             (b)    Consent of Attorney***

               (24)          (a)    Power of Attorney*****
                             (b)    Power of Attorney October 2003*

               (25)          Statement of Eligibility of Trustee**
               (26)          Invitation of Competitive Bids**
               (27)          Financial Data Schedule****
               (28)          Information Reports Furnished to State
                               Insurance Regulatory Authority**
               (29)          Other Exhibits**
               ------------------------------
                              *       Filed Herewith
                              **      Not Applicable
                              ***     Incorporated by reference to
                                      Post-Effective Amendment No. 3
                                      to File No. 033-81476, filed
                                      December 24, 1997, Accession
                                      No. 0000950148-97-003107.
                              ****    Incorporated by reference to
                                      Post-Effective Amendment No. 5
                                      to File No. 033-81476, filed
                                      December 24, 1998, Accession
                                      No. 0000950148-98-002782.
                              *****   Incorporated by reference to Post-
                                      Effective Amendment No. 9 to File
                                      No. 033-81476, filed
                                      December 19, 2000, Accession
                                      No. 0000950148-00-002508.
                                  +   Incorporated by reference to Post-
                                      Effective Amendment No. 9 to File
                                      No. 033-87864, filed April 10, 2001,
                                      Accession No. 0000950148-01-500320.
                                 ++   Incorporated by reference to Post-
                                      Effective Amendment No. 15 to File
                                      No. 033-81476, filed April 15, 2002,
                                      Accession No. 0000950148-02-001014.

                                +++   Incorporated by reference to
                                      Post-Effective Amendment No. 17 to
                                      File No. 033-87864, filed April 17,
                                      2003, Accession No. 0000950148-03-000924.

Item 17. Undertakings.
         ------------

               The undersigned registrant, AIG SunAmerica Life, hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and, where applicable, each filing of an employee benefit plan's annual report pursuant to
               Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment 18 to the Registration Statement File No. 033-87864 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California on this 21st day of April, 2004.


                             By: AIG SUNAMERICA LIFE ASSURANCE COMPANY



                             By:  /s/ JAY S. WINTROB
                                ---------------------------------------
                                  Jay S. Wintrob
                                  Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


        SIGNATURE                      TITLE                        DATE
        ---------                      -----                        ----
JAY S. WINTROB*              Chief Executive Officer            April 21, 2004
-----------------------           and Director
Jay S. Wintrob            (Principal Executive Officer)


JAMES R. BELARDI*                   Director                    April 21, 2004
-----------------------
James R. Belardi


MARC H. GAMSIN*                     Director                    April 21, 2004
-----------------------
Marc H. Gamsin


N. SCOTT GILLIS*            Senior Vice President, Chief        April 21, 2004
-----------------------    Financial Officer and Director
N. Scott Gillis            (Principal Financial Officer)


JANA W. GREER*                      Director                    April 21, 2004
-----------------------
Jana W. Greer


STEWART R. POLAKOV*         Senior Vice President and           April 21, 2004
-----------------------             Controller
Stewart R. Polakov        (Principal Accounting Officer)


*/s/ MALLARY L. REZNIK          Attorney-in-Fact                April 21, 2004
-----------------------
Mallary L. Reznik

                                  EXHIBIT INDEX

Number                Description
------                -----------
 23(a)                Consent of Independent Accountants


(24)(b)               Power of Attorney - October 2003